As filed with the Securities and Exchange Commission on April 17, 1997



                                                        Registration No. 2-86489
                                                                        811-3843
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 17               X
                                                                      -
                                     and/or


               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940


                               Amendment No. 17                       X
                                                                      -
                                   ----------


              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
               (Exact name of Registrant as specified in charter)

                               Ms. Concetta Durso
                          Secretary and Vice President
              First Investors New York Insured Tax Free Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement


It is proposed that this filing will become effective on April 30, 1997 pursuant to paragraph (b) of Rule 485.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of shares of common stock, par value $.01 per share, under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its fiscal year ending December 31, 1996 on February 27, 1997.

              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
                              CROSS-REFERENCE SHEET

N-1A Item No.                                         Location
-------------                                         --------

PART A:  PROSPECTUS

 1.  Cover Page.....................................  Cover Page
 2.  Synopsis.......................................  Fee Table
 3.  Condensed Financial Information................  Financial Highlights
 4.  General Description of Registrant..............  Investment Objectives and
                                                      Policies;
                                                      General Information
 5.  Management of the Fund.........................  Management
 5A.     Management's Discussion of
          Fund Performance..........................  Performance Information
 6.  Capital Stock and Other Securities.............  Description of Shares;
                                                      Dividends and Other
                                                      Distributions; Taxes;
                                                      Determination of Net Asset
                                                      Value
 7.  Purchase of Securities Being Offered...........  Alternative Purchase Plan;
                                                      How to Buy Shares
 8.  Redemption or Repurchase.......................  How to Exchange Shares;
                                                      How to Redeem
                                                      Shares; Telephone
                                                      Transactions
 9.  Pending Legal Proceedings......................  Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page.....................................  Cover Page
11.  Table of Contents..............................  Table of Contents
12.  General Information and History................  General Information
13.  Investment Objectives and Policies.............  Investment Policies;
                                                      Investment Restrictions;
                                                      State Specific Risk
                                                      Factors; Insurance
14.  Management of the Fund.........................  Directors or Trustees and
                                                      Officers
15.  Control Persons and Principal
          Holders of Securities.....................
16.  Investment Advisory and Other Services.........  Management
17.  Brokerage Allocation...........................  Allocation of Portfolio
                                                      Brokerage
18.  Capital Stock and Other Securities.............  Determination of Net Asset
                                                      Value

19.  Purchase, Redemption and Pricing
          of Securities Being Offered...............  Reduced Sales Charges,
                                                      Additional Exchange and
                                                      Redemption Information and
                                                      Other Services;
                                                      Determination of Net Asset
                                                      Value
20.  Tax Status.....................................  Taxes
21.  Underwriters...................................  Underwriter
22.  Performance Data...............................  Performance Information
23.  Financial Statements...........................  Financial Statements;
                                                      Report of
                                                      Independent Accountants

PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
      CONNECTICUT FUND, FLORIDA FUND, GEORGIA FUND, MARYLAND FUND, MASSACHUSETTS FUND, NEW JERSEY FUND, NORTH CAROLINA FUND,
      PENNSYLVANIA FUND AND VIRGINIA FUND
95 Wall Street, New York, New York 10005/1-800-423-4026

         This is a Prospectus for FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC. ("NEW YORK INSURED") and FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND (collectively, "Tax Free Funds"), each an open-end diversified management investment company. NEW YORK INSURED consists of a single investment series and FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND ("Multi-State Insured") consists of seventeen separate investment series. This Prospectus relates to NEW YORK INSURED and the nine series of Multi-State Insured listed above (singularly, "Fund," and collectively, "Funds"). Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

         NEW YORK INSURED. The investment objective of NEW YORK INSURED is to provide a high level of interest income which is exempt from Federal income tax, New York State and New York City personal income taxes and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item").

         MULTI-STATE INSURED. The investment objective of each Fund of Multi-State Insured is to achieve a high level of interest income which is exempt from Federal income tax and, to the extent indicated for a particular Fund, from state and local income taxes for residents of that state and is not a Tax Preference Item.

         Each Fund invests primarily in tax-exempt obligations issued by or on behalf of the states or a particular state, its municipal governments and public authorities, as well as tax-exempt obligations issued by territories or possessions of the United States, the interest on which is exempt from Federal income tax, the income or other taxes of a particular state and is not a Tax Preference Item. There can be no assurance that the objective of any Fund will be realized.


         THE FUNDS' MUNICIPAL BONDS ARE INSURED AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST THROUGH THE ISSUER OR UNDER INSURANCE POLICIES WRITTEN BY INDEPENDENT INSURANCE COMPANIES. INSURANCE DOES NOT PROTECT AGAINST FLUCTUATIONS IN THE BONDS' MARKET VALUE OR EACH FUND'S NET ASSET VALUE PER SHARE. FOR MORE INFORMATION REGARDING THE FUNDS' INSURANCE COVERAGE, SEE "INSURANCE" ON PAGE 18.

         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


         An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
     OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is April 30, 1997

                                    FEE TABLE


      The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund. Shares of the Funds issued prior to the January 12, 1995 have been designated as Class A shares.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                        Class A    Class B
                                                        Shares     Shares
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)................   6.25%      None
Deferred Sales Load
  (as a percentage of the lower of original purchase
  price or redemption proceeds)......................   None*      4% in the
                                                                   first year;
                                                                   declining to
                                                                   0% after the
                                                                   sixth year


                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)


                            MANAGEMENT                                                         TOTAL FUND
                               FEES1 +           12B-1 FEES2          OTHER EXPENSES3      OPERATING EXPENSES4
                          Class A  Class B     Class A  Class B     Class A    Class B      Class A    Class B
                          Shares   Shares      Shares   Shares      Shares     Shares       Shares     Shares
                          -------  -------     -------  -------     -------    -------      -------    -------
NEW YORK INSURED           0.70%    0.70%       0.30%    1.00%       0.18%      0.18%        1.18%      1.88%
CONNECTICUT FUND           0.50     0.50        0.20+    1.00        0.10+      0.10+        0.80+      1.60+
FLORIDA FUND               0.50     0.50        0.20+    1.00        0.10+      0.10+        0.80+      1.60+
GEORGIA FUND               0.20     0.20        0.20+    1.00         -0-+       -0-+        0.40+      1.20+
MARYLAND FUND              0.30     0.30        0.20+    1.00         -0-+       -0-+        0.50+      1.30+
MASSACHUSETTS FUND         0.50     0.50        0.20+    1.00        0.10+      0.10+        0.80+      1.60+
NEW JERSEY FUND            0.60     0.60        0.20+    1.00        0.18       0.18         0.98+      1.78+
NORTH CAROLINA FUND        0.20     0.20        0.20+    1.00         -0-+       -0-+        0.40+      1.20+
PENNSYLVANIA FUND          0.50     0.50        0.20+    1.00        0.16       0.16         0.86+      1.66+
VIRGINIA FUND              0.50     0.50        0.20+    1.00        0.10+      0.10+        0.80+      1.60+


----------
* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How to Buy Shares."
+        Net of waiver and/or reimbursement.
(1) Management Fees have been restated for NEW YORK INSURED to reflect current fees. For the fiscal year ended December 31, 1996, the Adviser waived Management Fees as follows: in excess of 0.50% for CONNECTICUT FUND, FLORIDA FUND, MASSACHUSETTS FUND, PENNSYLVANIA FUND and VIRGINIA FUND; in excess of 0.20% for GEORGIA FUND and NORTH CAROLINA FUND; in excess of 0.30% for MARYLAND FUND; and in excess of 0.60% for NEW JERSEY FUND. Absent the waiver, such fees would have been 0.75% for each of these Funds. The Adviser will continue to waive such fees for a minimum period ending December 31, 1997.
(2) The Underwriter has agreed through December 31, 1997 to cap its right to claim Class A 12b-1 Fees at the annual rates listed above for all the Funds, other than NEW YORK INSURED. Multi-State Insured's Class A Distribution Plan provides for 12b-1 Fees in the total amount of up to 0.30% on an annual basis.

 (3) For the fiscal year ended December 31, 1996, the Adviser reimbursed all the Funds, other than NEW YORK INSURED, NEW JERSEY FUND and PENNSYLVANIA FUND, for certain Other Expenses. Absent such reimbursement, Other Expenses for each class of shares would have been 0.28% for CONNECTICUT FUND, 0.21% for FLORIDA FUND, 0.49% for GEORGIA FUND, 0.29% for MARYLAND FUND, 0.23% for MASSACHUSETTS FUND, 0.36% for NORTH CAROLINA Fund and 0.25% for VIRGINIA FUND. The Adviser will reimburse all Other Expenses for GEORGIA FUND, MARYLAND FUND and NORTH CAROLINA FUND and Other Expenses in excess of 0.10% for CONNECTICUT FUND, FLORIDA FUND, MASSACHUSETTS FUND and VIRGINIA FUND for a minimum period ending December 31, 1997.
(4) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses for Class A shares would have been 1.33% for CONNECTICUT FUND, 1.26% for FLORIDA FUND, 1.54% for GEORGIA FUND, 1.34% for MARYLAND FUND, 1.28% for MASSACHUSETTS FUND, 1.23% for NEW JERSEY FUND, 1.41% for NORTH CAROLINA FUND, 1.21% for PENNSYLVANIA FUND, and 1.30% for VIRGINIA FUND; and for Class B shares would have been 2.03% for CONNECTICUT FUND, 1.96% for FLORIDA FUND, 2.24% for GEORGIA FUND, 2.04% for MARYLAND FUND, 1.98% for MASSACHUSETTS FUND, 1.93% for NEW JERSEY FUND, 2.11% for NORTH CAROLINA FUND, 1.91% for PENNSYLVANIA FUND, and 2.00% for VIRGINIA FUND. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.



For a more complete description of the various costs and expenses, see "Investment Objectives and Policies--Insurance," "Alternative Purchase Plans," "How to Buy Shares," "How to Redeem Shares," "Management" and "Distribution Plans." Due to the imposition of Rule 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

      The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended December 31, 1996, except that certain Operating Expenses have been restated as noted above.

EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                      ONE YEAR     THREE YEARS       FIVE YEARS        TEN YEARS
NEW YORK INSURED
Class A...............   $74           $98              $123             $197
Class B...............    59            89               122              202*

CONNECTICUT FUND
Class A...............    70            86               104              155
Class B...............    56            80               107              169*

FLORIDA FUND
Class A...............    70            86               104              155
Class B...............    56            80               107              169*

                      ONE YEAR     THREE YEARS       FIVE YEARS        TEN YEARS

GEORGIA FUND
Class A...............    66            75                84              110
Class B...............    52            68                86              123*

MARYLAND FUND
Class A...............    67            78                89              121
Class B...............    53            71                91              135*

MASSACHUSETTS FUND
Class A...............   $70           $86              $104             $155
Class B...............    56            80               107              169*

NEW JERSEY FUND
Class A...............    72            92               113              175
Class B...............    58            86               116              188*

NORTH CAROLINA FUND
Class A...............    66            75                84              110
Class B...............    52            68                86              123*

PENNSYLVANIA FUND
Class A...............    71            88               107              162
Class B...............    57            82               110              175*

VIRGINIA FUND
Class A...............    70            86               104              155
Class B...............    56            80               107              169*



      You would pay the following expenses on the same $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:


                       ONE YEAR     THREE YEARS       FIVE YEARS       TEN YEARS
NEW YORK INSURED
Class A...............   $74           $98              $123             $197
Class B...............    19            59               102              202*

CONNECTICUT FUND
Class A...............    70            86               104              155
Class B...............    16            50                87              169*

FLORIDA FUND
Class A...............    70            86               104              155
Class B...............    16            50                87              169*

GEORGIA FUND
Class A...............    66            75                84              110
Class B...............    12            38                66              123*

MARYLAND FUND
Class A...............    67            78                89              121
Class B...............    13            41                71              135*

MASSACHUSETTS FUND
Class A...............    70            86               104              155
Class B...............    16            50                87              169*

NEW JERSEY FUND
Class A...............   $72           $92              $113             $175
Class B...............    18            56                96              188*

NORTH CAROLINA FUND
Class A...............    66            75                84              110
Class B...............    12            38                66              123*

PENNSYLVANIA FUND
Class A...............    71            88               107              162
Class B...............    17            52                90              175*

VIRGINIA FUND
Class A...............    70            86               104              155
Class B...............    16            50                87              169*

* Assumes conversion to Class A shares eight years after purchase.


      THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION BY THE FUNDS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      [This page intentionally left blank]

                              FINANCIAL HIGHLIGHTS

      The table on the following pages sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS NEW YORK
  INSURED TAX FREE FUND, INC.
CLASS A
1987   . . . . . . . . .      $14.25        $.919       $(1.109)        $(.190)      $.910       $  --     $.910
1988   . . . . . . . . .       13.15         .902          .388          1.290        .930          --      .930
1989   . . . . . . . . .       13.51         .901          .339          1.240        .880          --      .880
1990   . . . . . . . . .       13.87         .889         (.119)          .770        .890          --      .890
1991   . . . . . . . . .       13.75         .881          .574          1.455        .875          --      .875
1992   . . . . . . . . .       14.33         .844          .386          1.230        .840          --      .840
1993   . . . . . . . . .       14.72         .809          .608          1.417        .820        .137      .957
1994   . . . . . . . . .       15.18         .758        (1.510)         (.752)       .768          --      .768
1995   . . . . . . . . .       13.66         .738         1.331          2.069        .740        .059      .799
1996   . . . . . . . . .       14.93         .719         (.298)          .421        .720        .091      .811
CLASS B
1/12/95*to 12/31/95   .        13.76         .616         1.232          1.848        .619        .059      .678
1996   . . . . . . . . .       14.93         .617         (.306)          .311        .620        .091      .711

FIRST INVESTORS MULTI-STATE
  INSURED TAX FREE FUND

CONNECTICUT  FUND
CLASS A
10/8/90* to 12/31/90  .       $11.17        $.034        $(.014)      $   .020       $  --       $  --     $  --
1991   . . . . . . . . .       11.19         .630          .449          1.079        .625        .004      .629
1992   . . . . . . . . .       11.64         .669          .401          1.070        .660          --      .660
1993   . . . . . . . . .       12.05         .615         1.053          1.668        .625        .043      .668
1994   . . . . . . . . .       13.05         .609        (1.480)         (.871)       .609          --      .609
1995   . . . . . . . . .       11.57         .617         1.333          1.950        .620          --      .620
1996   . . . . . . . . .       12.90         .619         (.202)          .417        .617          --      .617
CLASS B
1/12/95* to 12/31/95   .       11.67         .512         1.242          1.754        .524          --      .524
1996   . . . . . . . . .       12.90         .522         (.204)          .318        .518          --      .518

* Commencement of operations of Class A shares or date Class B shares first offered
**    Calculated without sales charges
+     Annualized
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent from commencement of operations of each of the Funds of the First Investors Multi-State Tax Free Fund through December 31, 1996.


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------



     $13.15         (1.25)          $103,892         1.10         6.91          N/A           N/A                2
      13.51         10.10            121,017         1.26         6.77          N/A           N/A               21
      13.87          9.43            150,154         1.14         6.57          N/A           N/A               13
      13.75          5.81            156,022         1.23         6.53          N/A           N/A               33
      14.33         10.89            162,296         1.24         6.29          N/A           N/A               25
      14.72          8.84            181,389         1.29         5.84          N/A           N/A               46
      15.18          9.82            211,967         1.27         5.35          N/A           N/A               31
      13.66         (5.03)           193,916         1.28         5.30          N/A           N/A               55
      14.93         15.45            215,259         1.23         5.10          N/A           N/A               53
      14.54          2.95            203,496         1.23         4.93          N/A           N/A               53

      14.93         13.66              1,156         2.00+        4.34+         N/A           N/A               53
      14.53          2.18              2,242         1.93         4.23          N/A           N/A               53






     $11.19          7.71+           $   625                      1.75+         1.46+          .28+              0
                                              --
      11.64          9.92              5,050          .06         5.83          1.60          4.28              35
      12.05          9.49             10,828          .33         5.73          1.20          4.86              46
      13.05         14.10             17,202          .80         4.83          1.15          4.48              29
      11.57         (6.75)            14,848          .87         5.01          1.22          4.66              63
      12.90         17.18             16,725          .85         4.98          1.20          4.63              26
      12.70          3.37             15,203          .81         4.92          1.23          4.50              15

      12.90         15.28                857         1.71+        4.12+         2.07+         3.76+             26
      12.70          2.57              1,505         1.61         4.12          2.02          3.71              15


--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
FIRST INVESTORS MULTI-STATE
  INSURED TAX FREE FUND

FLORIDA  FUND
CLASS A
10/5/90* to 12/31/90   .    $11.17        $.018     $   (.058)        $(.040)      $  --       $  --     $  --
1991   . . . . . . . . .     11.13         .658          .582          1.240        .640        .030      .670
1992   . . . . . . . . .     11.70         .702          .508          1.210        .700          --      .700
1993   . . . . . . . . .     12.21         .664         1.032          1.696        .671        .095      .766
1994   . . . . . . . . .     13.14         .642        (1.346)         (.704)       .646          --      .646
1995   . . . . . . . . .     11.79         .640         1.527          2.167        .647          --      .647
1996   . . . . . . . . .     13.31         .623         (.198)          .425        .625          --      .625
CLASS B
1/12/95*to 12/31/95 . . .    11.87         .529         1.460          1.989        .549          --      .549
1996 . . . . . . . . . .     13.31         .530         (.204)          .326        .526          --      .526
 . . . . . . . .
GEORGIA  FUND
CLASS A
5/1/92* to 12/31/92  . .    $11.17        $.267         $.233          $.500       $.250       $  --     $.250
1993   . . . . . . . . .     11.42         .603         1.091          1.694        .619        .005      .624
1994   . . . . . . . . .     12.49         .584        (1.165)         (.581)       .579          --      .579
1995   . . . . . . . . .     11.33         .653         1.387          2.040        .650          --      .650
1996   . . . . . . . . .     12.72         .639         (.161)          .478        .648          --      .648
CLASS B
1/12/95* to 12/31/95  . .    11.42         .529         1.303          1.832        .542          --      .542
1996   . . . . . . . . .     12.71         .563         (.183)          .380        .550          --      .550

MARYLAND  FUND
CLASS A
10/8/90* to 12/31/90  . .   $11.17        $.021         $.189          $.210        $ --       $  --     $  --
1991   . . . . . . . . .     11.38         .628          .287           .915        .615          --      .615
1992   . . . . . . . . .     11.68         .669          .426          1.095        .665          --      .665
1993   . . . . . . . . .     12.11         .653         1.083          1.736        .660        .036      .696
1994   . . . . . . . . .     13.15         .644        (1.373)         (.729)       .651          --      .651
1995   . . . . . . . . .     11.77         .668         1.348          2.016        .666          --      .666
1996   . . . . . . . . .     13.12         .650         (.235)          .415        .655          --      .655
CLASS B
1/12/95*to 12/31/95 . . .    11.85         .561         1.279          1.840        .570          --      .570
1996 . . . . . . . . . .     13.12         .555         (.249)          .306        .556          --      .556


* Commencement of operations of Class A shares or date Class B shares first offered
**    Calculated without sales charges
+     Annualized
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent from commencement of operations of each of the Funds of the First Investors Multi-State Tax Free Fund through December 31, 1996.


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------






     $11.13        (1.48)+         $   1,339          --           1.20+        1.03+         .17+               0
      11.70        11.45               6,891          .06          6.12         1.12         5.06               70
      12.21        10.67              12,678          .29          5.97         1.17         5.10               65
      13.14        14.19              21,397          .45          5.20         1.10         4.55               53
      11.79        (5.39)             19,765          .62          5.24         1.19         4.67               98
      13.31        18.77              22,229          .75          5.05         1.15         4.65               68
      13.11         3.34              23,299          .83          4.80         1.16         4.47               55

      13.31        17.06                 299         1.68+         4.12+        2.09+        3.70+              68
      13.11         2.56                 549         1.62          4.01         1.95         3.68               55


     $11.42         6.75+            $   365          --           4.45+        3.32+        1.13+              53
      12.49        15.16               1,469          .13          4.96         1.84         3.24               50
      11.33        (4.69)              2,065          .20          4.99         1.93         3.26               78
      12.72        18.40               3,047          .20          5.41         1.42         4.20               45
      12.55         3.94               3,269          .38          5.17         1.44         4.11               37

      12.71        16.34                  97         1.00+         4.61+        2.22+        3.40+              45
      12.54         3.13                 151         1.19          4.36         2.25         3.30               37


     $11.38         8.08+            $   403          --           1.69+        2.88+       (1.19)+              0
      11.68         8.30               1,543          .05          5.74         1.88         3.92               26
      12.11         9.64               3,575          .20          5.72         1.38         4.55               38
      13.15        14.62               6,643          .45          5.16         1.28         4.33               50
      11.77        (5.59)              6,904          .45          5.27         1.34         4.37               44
      13.12        17.50               8,666          .48          5.32         1.24         4.55               49
      12.88         3.33              10,118          .51          5.10         1.24         4.37               13

      13.12        15.82                 423         1.38+         4.42+        2.19+        3.61+              49
      12.87         2.45               1,021         1.31          4.30         2.05         3.57               13




--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS MULTI-STATE
  INSURED TAX FREE FUND

MASSACHUSETTS FUND
CLASS A
1987   . . . . . . . . .  $11.13        $.533       $(1.143)         $(.610)     $.510       $  --     $.510
1988   . . . . . . . . .   10.01         .753          .547           1.300       .770          --      .770
1989   . . . . . . . . .   10.54         .725          .345           1.070       .730          --      .730
1990   . . . . . . . . .   10.88         .748         (.038)           .710       .750          --      .750
1991   . . . . . . . . .   10.84         .732          .468           1.200       .730          --      .730
1992   . . . . . . . . .   11.31         .687          .399           1.086       .676        .010      .686
1993   . . . . . . . . .   11.71         .653          .716           1.369       .660        .139      .799
1994   . . . . . . . . .   12.28         .627        (1.267)          (.640)      .630          --      .630
1995   . . . . . . . . .   11.01         .612         1.227           1.839       .613        .016      .629
1996   . . . . . . . . .   12.22         .603         (.256)           .347       .602        .045      .647
CLASS B
1/12/95*to 12/31/95 . .    11.09         .508         1.155           1.663       .527        .016      .543
1996 . . . . . . . . . .   12.21         .514         (.263)           .251       .506        .045      .551

NEW JERSEY  FUND
CLASS A
9/13/88* to 12/31/92   .  $11.13        $.083       $  .117         $  .200      $  --       $  --     $  --
1989   . . . . . . . . .   11.33         .797          .373           1.170       .770          --      .770
1990   . . . . . . . . .   11.73         .787          .013            .800       .800          --      .800
1991   . . . . . . . . .   11.73         .762          .548           1.310       .750          --      .750
1992   . . . . . . . . .   12.29         .716          .439           1.155       .716        .059      .775
1993   . . . . . . . . .   12.67         .680          .947           1.627       .684        .103      .787
1994   . . . . . . . . .   13.51         .659        (1.448)          (.789)      .661          --      .661
1995   . . . . . . . . .   12.06         .648         1.291           1.939       .652        .097      .749
1996   . . . . . . . . .   13.25         .636         (.245)           .391       .636        .015      .651
CLASS B
1/12/95* to 12/31/95  .    12.14         .526         1.199           1.725       .528        .097      .625
1996   . . . . . . . . .   13.24         .533         (.253)           .280       .535        .015      .550



* Commencement of operations of Class A shares or date Class B shares first offered
**    Calculated without sales charges
+     Annualized
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent from commencement of operations of each of the Funds of the First Investors Multi-State Tax Free Fund through December 31, 1996.


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------






     $10.01         5.43              $1,595          .05          6.32         1.13         5.24               16
      10.54        13.40               2,901          .10          7.33         1.29         6.14               31
      10.88        10.43               8,292          .10          6.78         1.03         5.85               11
      10.84         6.85              12,760          .06          7.01          .99         6.09               22
      11.31        11.45              17,608          .28          6.66          .99         5.94                4
      11.71         9.90              20,067          .70          5.99         1.17         5.52               28
      12.28        11.93              23,653          .90          5.37         1.15         5.12               32
      11.01        (5.30)             20,838          .95          5.45         1.20         5.20               64
      12.22        17.07              23,180          .90          5.22         1.15         4.97               40
      11.92         2.99              22,543          .86          5.08         1.18         4.76               45

      12.21        15.28                 314         1.76+         4.36+        2.01+        4.10+              40
      11.91         2.16                 519         1.66          4.28         1.98         3.96               45



     $11.33         5.96+           $  2,148          --           4.95+         .95+        3.99+               0
      11.73        10.61              17,380          .03          6.82          .92         5.93               10
      11.73         7.10              30,686          .10          6.93          .91         6.12               16
      12.29        11.52              42,475          .44          6.38          .98         5.84               22
      12.67         9.74              54,372          .78          5.76         1.13         5.41               42
      13.51        13.09              64,558          .96          5.12         1.11         4.97               44
      12.06        (5.91)             55,379          .99          5.21         1.14         5.06               60
      13.25        16.41              59,153          .99          5.06         1.14         4.91               30
      12.99         3.09              58,823          .98          4.92         1.13         4.77               35

      13.24        14.45                 957         1.81+         4.24+        1.97+        4.08+              30
      12.97         2.22               1,603         1.78          4.12         1.93         3.97               35



--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS MULTI-STATE
  INSURED TAX FREE FUND

NORTH CAROLINA FUND
CLASS A
5/4/92* to 12/31/92   . .   $11.17        $.272         $.188          $.460       $.260       $  --     $.260
1993   . . . . . . . . .     11.37         .595          .962          1.557        .604        .043      .647
1994   . . . . . . . . .     12.28         .594        (1.380)         (.786)       .594          --      .594
1995   . . . . . . . . .     10.90         .608         1.391          1.999        .609          --      .609
1996   . . . . . . . . .     12.29         .590         (.159)          .431        .591          --      .591
CLASS B
1/12/95*to 12/31/95 . . .    10.99         .492         1.307          1.799        .499          --      .499
1996 . . . . . . . . . .     12.29         .496         (.161)          .335        .495          --      .495

PENNSYLVANIA  FUND
CLASS A
4/30/90* to 12/31/90  . .   $11.17        $.296         $.214          $.510       $.270       $  --     $.270
1991   . . . . . . . . .     11.41         .714          .429          1.143        .695        .008      .703
1992   . . . . . . . . .     11.85         .699          .427          1.126        .716          --      .716
1993   . . . . . . . . .     12.26         .667         1.048          1.715        .663        .152      .815
1994   . . . . . . . . .     13.16         .627        (1.447)         (.820)       .630          --      .630
1995   . . . . . . . . .     11.71         .638         1.463          2.101        .635        .036      .671
1996   . . . . . . . . .     13.14         .622         (.197)          .425        .627        .028      .655
CLASS B
1/12/95* to 12/31/95   .     11.81         .539         1.376          1.915        .549        .036      .585
1996   . . . . . . . . .     13.14         .529         (.201)          .328        .530        .028      .558

VIRGINIA FUND
CLASS A
4/30/90* to 12/31/90  . .   $11.17        $.320         $.080          $.400       $.300       $  --     $.300
1991   . . . . . . . . .     11.27         .715          .523          1.238        .690        .018      .708
1992   . . . . . . . . .     11.80         .683          .481          1.164        .702        .032      .734
1993   . . . . . . . . .     12.23         .636          .915          1.551        .639        .082      .721
1994   . . . . . . . . .     13.06         .611        (1.383)         (.772)       .608          --      .608
1995   . . . . . . . . .     11.68         .625         1.370          1.995        .629        .036      .665
1996   . . . . . . . . .     13.01         .626         (.195)          .431        .624        .067      .691
CLASS B
1/12/95*to 12/31/95 . . .    11.76         .510         1.286          1.796        .520        .036      .556
1996 . . . . . . . . . .     13.00         .525         (.194)          .331        .524        .067      .591


* Commencement of operations of Class A shares or date Class B shares first offered
**    Calculated without sales charges
+     Annualized
++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent from commencement of operations of each of the Funds of the First Investors Multi-State Tax Free Fund through December 31, 1996.


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------





     $11.37         6.21+             $1,084            --         4.53+        2.20+        2.33+              10
      12.28        13.98               3,883           .13         4.99         1.28         3.83               32
      10.90        (6.45)              3,872           .20         5.22         1.44         3.99               61
      12.29        18.72               4,984           .20         5.18         1.36         4.03               76
      12.13         3.68               5,822           .38         4.94         1.31         4.02               43

      12.29        16.65                  75          1.00+        4.38+        2.16+        3.23+              76
      12.13         2.85                 134          1.20         4.12         2.12         3.20               43


     $11.41         6.88+             $6,252           .05+        5.39+        1.05+        4.39+               1
      11.85        10.24              16,118           .29         6.28         1.03         5.54               26
      12.26         9.81              26,036           .56         5.84         1.12         5.28               18
      13.16        14.28              35,514           .79         5.17         1.10         4.86               37
      11.71        (6.31)             33,542           .88         5.11         1.13         4.86               81
      13.14        18.29              39,980           .86         5.07         1.11         4.82               48
      12.91         3.39              42,228           .86         4.86         1.11         4.61               42

      13.14        16.49                 247          1.72+        4.20+        1.98         3.94+              48
      12.91         2.61                 781          1.66         4.06         1.91         3.81               42


     $11.27         5.40+             $3,327           .08+        5.56+        1.22+        4.43+               0
      11.80        11.31               9,756           .13         6.32         1.10         5.36               15
      12.23        10.19              16,507           .56         6.75         1.22         5.09               41
      13.06        12.94              24,684           .81         4.97         1.16         4.62               39
      11.68        (5.97)             22,325           .85         5.01         1.20         4.66               55
      13.01        17.42              25,193           .81         5.01         1.16         4.66               34
      12.75         3.47              21,047           .79         4.93         1.20         4.52               30

      13.00        15.53                 991          1.66+        4.16+        2.02+        3.80+              34
      12.74         2.66               1,166          1.59         4.13         2.00         3.72               30


                                        INVESTMENT OBJECTIVES AND POLICIES

NEW YORK INSURED


      The investment objective of NEW YORK INSURED is to provide a high level of interest income which is exempt from Federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. NEW YORK INSURED seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments, as defined below, issued by or on behalf of New York State and its municipal governments and by public authorities in New York State, as well as by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. See "Municipal Instruments."


MULTI-STATE INSURED

      The investment objective of each Fund of Multi-State Insured is to achieve a high level of interest income which is exempt from Federal income tax and, to the extent indicated for a particular Fund, from state and local income taxes for residents of that state and is not a Tax Preference Item. Each Fund of Multi-State Insured seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments, as defined below, issued by or on behalf of states, territories and possessions of the United States and the
District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax, state and local income taxes in the states for whose residents the particular
Fund  is  established  and  is  not  a  Tax  Preference   Item.  See  "Municipal
Instruments."

GENERAL POLICIES

      Each Fund may invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when-issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. Each Fund also may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as inverse floaters) and may acquire detachable call options relating to municipal bonds. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and invest in repurchase agreements. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information regarding these securities.

      Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities--Risk

Factors."
However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A to the SAI.

      Each Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds, during periods when one or more of these segments offer higher yields and/or profit potential. This possible concentration of the assets of a Fund may result in the Fund being invested in securities which are related in such a way that economic, business, political developments, or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of a Fund's investments could increase market risks, but risk of non-payment of interest when due, or default on the payment of principal, is covered by the insurance feature of each Fund.

      As used in this Prospectus and in the SAI, "Municipal Instruments" include the following: (1) municipal bonds; (2) private activity bonds or industrial development bonds; (3) certificates of participation ("COPs"); (4) municipal notes; (5) municipal commercial paper; and (6) variable rate demand instruments ("VRDIs").

      Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objective.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

GENERAL MARKET RISK


         In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to general market risks. Each Fund invests primarily in Municipal Instruments from a particular state. The market risks associated with Municipal Instruments include the possibility that the value of those instruments held by the Funds will fluctuate with movements in interest rates and changes in the perceived creditworthiness of the issuers of those instruments. Municipal Instruments are likely to decline in value in times of rising interest rates and to rise in value in times of falling interest rates. In general, the longer the maturity of a Municipal Instrument, the more pronounced is the effect of a change in interest rates on the value of the instrument. The market risks associated with concentrating investments in a particular state include a Fund's increased sensitivity to changes in economic conditions or other circumstances that may weaken the capacity of the issuer to make principal and interest payments. A Fund's yield and net asset value per share can be affected by political and economic developments within a particular state, its public authorities and political subdivisions. In addition, new federal, state and local laws, or changes in existing laws, may adversely affect the tax-exempt status of interest on a Fund's portfolio securities or of the exempt-interest dividends paid by a Fund, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations.


TYPES OF SECURITIES AND THEIR RISKS

      DEBT SECURITIES--RISK FACTORS. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases.
Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See Appendix A to the SAI for a description of municipal bond ratings.


      INSURANCE. All municipal bonds in each Fund's portfolio will be insured as to their scheduled payment of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy purchased by NEW YORK INSURED and by Multi-State Insured, on behalf of the Funds, from an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue; or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance. An insured municipal bond in the portfolio of a Fund typically will be covered by only one of the three policies. All three types of insurance policies insure the scheduled payment of all principal and interest on the Funds' municipal bonds as they fall due. The insurance does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the shares of a Fund. Investors should note that while all municipal bonds in which the Funds will invest will be insured, each Fund may invest up to 35% of its total assets in portfolio securities not covered by the insurance feature. Each Tax Free Fund has purchased a Mutual Fund Insurance Policy from AMBAC Indemnity Corporation ("AMBAC"), a Wisconsin stock insurance company with its principal executive offices in New York City. Under certain circumstances, each Tax Free Fund may obtain such insurance from an insurer other than AMBAC, provided such insurer is rated in the top rating category by S&P, Moody's, Fitch Investors Service, Inc. or any recognized statistical rating organization. Because these insurance premiums are paid by each Fund, a Fund's yield is reduced by this expense. See "Insurance" in the SAI for a detailed discussion of the insurance feature.


      INVERSE FLOATERS. Each Fund may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Each Fund may invest up to 10% of its net assets in inverse floaters.

      MUNICIPAL INSTRUMENTS

           MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A to the SAI for a description of municipal bond ratings.

           PRIVATE ACTIVITY BONDS OR INDUSTRIAL DEVELOPMENT BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" in the SAI for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

           CERTIFICATES OF PARTICIPATION. COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. See "Certificates of Participation" in the SAI for further information on COPs.

           MUNICIPAL NOTES. Municipal notes which a Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B to the SAI.

           VARIABLE RATE DEMAND INSTRUMENTS. VRDIs are Municipal Instruments, the interest on which is adjusted periodically, and which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that a Fund may purchase will be selected if it meets criteria established and designed by that Tax Free Fund's Board of Directors or Trustees (each, a "Board") to minimize risk to that Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

           VARIABLE RATE AND FLOATING RATE NOTES. Each Fund may invest in variable rate and floating rate notes, which are derivatives, issued by municipalities. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

           The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay agencies.

      RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, which each Tax Free Fund's Board or the Adviser has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

TAXABLE SECURITIES. Each Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. A Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. A Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors. Each Fund's temporary investments in taxable securities may consist of: (1) obligations of the U.S. Government, its agencies or instrumentalities; (2) other debt securities rated within the highest grade of S&P or Moody's; (3) commercial paper rated in the highest grade by either of such rating services; and (4) certificates of deposit and letters of credit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

STATE SPECIFIC RISK FACTORS

      Most of the securities in which each Fund invests are issued within that Fund's state. Thus, each Fund's yield and share price stability are closely tied to conditions within that state and to the financial conditions of that state, its authorities and municipalities. In addition, economic developments within a single state or region could have a greater impact on a Fund's portfolio than on an investment portfolio composed of securities of more geographically diverse issuers. Each Fund seeks to mitigate these potential risks through careful credit risk analysis and the use of insurance, as previously discussed. Summaries of certain relevant information regarding each state's economy are set forth below. For an expanded discussion, see "State Specific Risk Factors" in the SAI.

      RISK FACTORS FOR THE CONNECTICUT FUND. Connecticut's economy is generally diverse, but concentration in several important sectors, including manufacturing, finance, insurance and real estate, wholesale and retail trade and services, may cause the state's economy to be adversely affected by cyclical changes. The state government derives more than 60% of its revenue from the collection of taxes, the majority of which is comprised of personal income, sales and use, corporation and motor fuel taxes. The state finances a wide array of capital programs and projects through the issuance of general obligation bonds backed by the general taxing authority of the state and special tax obligation bonds backed by a dedicated stream of revenue. Fiscal year 1996 showed a General Fund operating surplus of nearly $250 million, reversing last year's operating deficit. In addition, in fiscal year 1996, the state incurred a deficit in government operations of $191 million, nearly 70% lower than the deficit in fiscal year 1995.

      RISK FACTORS FOR THE FLORIDA FUND. Florida's economy has diversified and has shifted emphasis from resource manufacturing to tourism, other services and trade. Economic developments affecting the service industry, the tourism industry and high-tech manufacturing could have severe effects on the Florida economy. Due to the development of amusement and educational theme parks, the seasonal and cyclical character of Florida's tourist industry has been reduced. However, a decline in the national economy, competition from other tourist destinations, crime and international developments all may affect Florida tourism. While Florida's population growth has traditionally helped its economy to perform above the national average, the rapid population growth experienced by the state in the 1980s has slowed down in the 1990s. Due to the large number of retirees, Florida personal income has generally been insulated from certain national economic effects. A reduction in the number of retirees moving to Florida and an increasing native birthrate may increase the susceptibility of Florida's economy to national economic effects affecting personal income. In addition, the economic well-being of Florida's retirees could be adversely affected by federal entitlement cuts. Various limitations on the State of Florida, its governmental agencies and Florida local governmental agencies, including constitutional and statutory balanced budget requirements, may inhibit the ability of the issuers to repay existing municipal indebtedness and issue additional indebtedness. The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

      RISK FACTORS FOR THE GEORGIA FUND. The GEORGIA FUND will concentrate its investments in debt obligations of the state of Georgia and guaranteed revenue debt of its instrumentalities (the "Georgia Obligations"). The Georgia Obligations may be adversely affected by economic and political conditions and developments within the state.

      In both economic and demographic arenas, Georgia's growth continues to exceed that of its neighboring Southeastern states, though Georgia's economy has slowed from pre-1996 Olympic Games levels. The unemployment rate in Georgia is currently below the national average.

      While Georgia's immediate financial future appears sound, should the above-mentioned trends slow or reverse themselves, the Georgia economy and state revenues could be adversely affected. There can be no assurance that the events discussed above will not negatively affect the market value of the Georgia Obligations or the ability of either the state or its instrumentalities to pay interest and repay principal on the Georgia Obligations in a timely manner.

      RISK FACTORS FOR THE MARYLAND FUND. Maryland's rate of economic growth has generally been slower in the 1990s than it had been during the 1980s. State revenues in recent years have been sufficient to fund the state's expenditures as well as fund the state's contributions to the Revenue Stabilization Account of the state's Reserve Fund. The Maryland legislature, however, is considering a cut in state income taxes which could in turn lower state revenues. Maryland's constitution requires a balanced budget. While the ratings assigned to Maryland municipal instruments by nationally recognized statistical ratings organizations indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions. Maryland tax-free securities include obligations issued by the state of Maryland or its counties, municipalities, authorities, or other subdivisions. The performance of these securities is closely tied to economic and political conditions within the state.

      RISK FACTORS FOR THE MASSACHUSETTS FUND. The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2" an initiative petition adopted by the voters of the Commonwealth of Massachusetts in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, and could impair on their obligations. Massachusetts cities and towns also receive substantial local aid from the Commonwealth. The ability of the Commonwealth to pay its obligations and to provide local aid will by affected by, among other things, future social, environmental and economic conditions, many of which are not within the control of the Commonwealth, as well as by questions of legislative policy and the financial condition of the Commonwealth.

      RISK FACTORS FOR THE NEW JERSEY FUND. New Jersey has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has shown a downward trend in the last few years. New Jersey is a major recipient of Federal assistance. Hence, a decrease in Federal financial assistance may adversely affect New Jersey's financial condition. As a result of high levels of unemployment in the 1970s, New Jersey defaulted on employment benefits in 1974 and received advances from the U.S. Department of Labor in order to continue meeting benefit obligations. In the early 1980s New Jersey's trust fund for unemployment insurance was bankrupt and until 1984 the trust fund was subject to a Federal penalty surtax. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and its ability to meet its financial obligations. New Jersey law requires a municipality to maintain a balanced budget and generally to restrict increases of certain appropriations, excluding debt service, to the lesser of a certain price index or 5% annually. Maintaining a balanced budget may adversely affect a municipality's ability to repay its obligations. The value of New Jersey obligations may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal and New Jersey income tax rates, the supply of tax-exempt bonds, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and perceptions with respect to the level of interest rates.

      RISK FACTORS FOR NEW YORK INSURED. NEW YORK INSURED'S performance is closely tied to conditions within the State and its public authorities and municipalities, particularly The City of New York (the "City"). The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions used to project the ongoing condition of the State. There can be no assurance that the State economy will not experience results that are worse than presently predicted, with corresponding material and adverse effects on the State's financial projections. To the extent the State experiences economic difficulties, its ability to assist its public authorities and subdivisions is impaired. Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in the State. Risks include either a financial market or broader economic "correction." Potential changes to federal tax law could alter the federal definitions of income on which many State taxes rely. Significant federal disallowances or other actions could also affect State finances. An additional risk arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. Debt service on outstanding obligations of the State's public authorities is normally paid out of revenues generated by the public authorities' projects, such as fares, user fees, bridge and tunnel tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided special financial assistance, in some cases on a recurring basis, to certain public authorities for operating and other expenses, and for debt service pursuant to moral obligations indebtedness provisions or otherwise. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. For example, the Metropolitan Transportation Authority receives the bulk of this money in order to carry out mass transit and commuter services. Failure of the State to appropriate necessary amounts or to take other action to permit the public authorities to meet their obligations could result in a default by one or more of the public authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its public authorities. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. Although the City has balanced its budget since 1981, estimates of the City's future revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. The City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. The State could be affected by the ability of the City to market its securities successfully in the public credit markets. There are also outstanding claims against the City and other localities in the State. Fiscal difficulties in localities in the State, other than the City, particularly in the cities of Yonkers and Troy, may also have an impact the State.


         RISK FACTORS FOR THE NORTH CAROLINA FUND. The economic profile of the State consists of a combination of industry, agriculture and tourism. The labor force has undergone significant changes during recent years. The State has moved from a predominantly agricultural economy to a service and goods producing economy. The majority of non-agricultural employment is spread among manufacturing, retail trade, services and the government sector. In North Carolina the issuance of municipal debt is overseen by the North Carolina Local Government Commission. This Commission handles the approval, sale and delivery of all local bonds and notes issued in North Carolina and monitors fiscal accounting standards prescribed by the Local Government Budget and Fiscal Control Act. No unit of local government can incur bonded indebtedness without the Commission's prior approval. If approved, the obligations are sold by the Commission on a sealed bid basis. The Commission then monitors the local unit's debt service through a system of monthly reports. Over the past twenty years, North Carolina state debt obligations have maintained ratings of Aaa by Moody's and AAA by S&P. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina. The North Carolina Constitution requires a balanced budget, and the State has not realized any revenue shortfalls in recent years. The State has realized budgetary credit balances in the last several years; however, during the 1989-90 and 1990-91 fiscal years, the State realized revenue shortfalls requiring the Governor and General Assembly to mandate significant spending constraints to fulfill the constitutional requirement of a balanced budget. Therefore, there is no guarantee that budgetary credit balances will continue to be realized in future periods.


      RISK FACTORS FOR THE PENNSYLVANIA FUND. Pennsylvania's economy is based on a mixture of manufacturing, mining, trade, medical and health services, education and financial institutions. Pennsylvania's continued dependence on manufacturing, mining, steel and coal, however, has made the state vulnerable to cyclical fluctuations, foreign imports and environmental concerns. Pennsylvania's population and per capita income have been increasing slightly over the past five years, and it's employment and unemployment rates have generally not been significantly different over the past five years from that of the United States. Pennsylvania is engaged in certain litigation matters which are described briefly in the SAI.

      RISK FACTORS FOR THE VIRGINIA FUND. Virginia's economy is based primarily on manufacturing, the government and service sectors, agriculture, mining and tourism, and unemployment rates are typically below the national average. The Commonwealth has a long history of fiscal stability, due in large part to a conservative financial philosophy, broad-based employment opportunities and diverse sources of revenue. The 1996-98 biennium budget for the Commonwealth forecasts slow economic growth in the Commonwealth due to the State's economy continuing to experience the effects of a reduced defense program and downsizing of the federal government. While Virginia's year-to-year changes in personal income exceeded those of the United States in the 1980s, the state and nation have grown at similar rates more recently, with Virginia's real growth rate more than a percentage point less than the national rate over the last two quarters of last year. The Constitution of Virginia requires a balanced budget and limits the ability of the Commonwealth to create debt. General obligation debt may be incurred to meet certain short-term needs, to finance capital projects and, under less stringent restriction, to finance revenue-producing capital projects. Also, "special fund" revenue bonds, to which the constitutional debt restrictions do not apply and which are not supported by the full faith and credit of the Commonwealth, may be issued to finance qualifying Commonwealth revenue projects. General obligations of cities, towns and counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue obligations issued by other entities are payable only from revenues from the particular project or projects involved. Securities held in the VIRGINIA FUND that are not general obligations of the Commonwealth may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.


      GENERAL. There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of Municipal Instruments held by a Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a Municipal Instrument to repay its obligations or the tax status of a Fund's distributions relating to investments in Municipal Instruments.

                           ALTERNATIVE PURCHASE PLANS

      Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses; (ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

      CLASS A SHARES. Class A shares are sold with an initial sales charge of up to 6.25% of the offering price with discounts available for volume purchases. Class A shares pay a 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases. See "How to Buy Shares."

      CLASS B SHARES. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

      FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

      The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 will only be accepted as purchases of Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

      The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in asset-based sales charges than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares after eight years is designed to reduce the probability of this occurring.

                                HOW TO BUY SHARES

      You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation. Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York

City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined at the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive to FIC. The "public offering price" is the net asset value plus the applicable sales charge for Class A shares and the net asset value for Class B shares. For a discussion of pricing practices when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

      WHEN YOU OPEN A FUND ACCOUNT, YOU MUST SPECIFY WHICH CLASS OF SHARES YOU WISH TO PURCHASE. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by FIC. For more information, see the SAI.

      INITIAL INVESTMENT IN A FUND. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another "Eligible Fund," as defined below. Class A share accounts opened through an exchange of shares from First Investors Cash Management Fund, Inc. or First Investors Tax-Exempt Money Market Fund, Inc. (collectively, "Money Market Funds") may be subject to an initial sales charge. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

      ADDITIONAL PURCHASES. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

      ELIGIBLE FUNDS. With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. The Money Market Funds, unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust ("Executive Investors") are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

      SYSTEMATIC INVESTING. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line and through automatic payroll investments. You may also elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.

      FUND/SERV PURCHASES. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic purchase orders received directly from this Dealer. Electronic purchase orders may be processed through the services of the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system. Purchase orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

      CLASS A SHARES. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                    SALES CHARGE AS % OF        CONCESSION TO
                                 OFFERING        NET AMOUNT     DEALERS AS % OF
AMOUNT OF INVESTMENT               PRICE          INVESTED      OFFERING PRICE
--------------------             ---------     ------------    ---------------
Less than $25,000...............   6.25%            6.67%            5.13%
$25,000 but under $50,000.......   5.75             6.10             4.72
$50,000 but under $100,000......   5.50             5.82             4.51
$100,000 but under $250,000.....   4.50             4.71             3.69
$250,000 but under $500,000.....   3.50             3.63             2.87
$500,000 but under $1,000,000...   2.50             2.56             2.05

      There is no sales charge on transactions of $1 million or more. Additionally, there is no sales charge on purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or on purchases made pursuant to a Letter of Intent in the minimum amount of $1 million. The
Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares."

      CUMULATIVE PURCHASE PRIVILEGE AND LETTERS OF INTENT. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.

      WAIVERS OF CLASS A SALES CHARGES. Sales charges on Class A shares do not apply to: (1) any purchase by an officer, trustee, director or employee (who has completed the introductory employment period) of the Tax Free Funds, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, trustee, director or employee of the Tax Free Funds, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative; provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing;
(3) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; and (4) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract or a First Investors

Life Variable Annuity Fund C contract during the one-year period preceding the maturity date of the contract.

      Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company ("FIL"), an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

      Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

      CLASS B SHARES. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:

                                            CONTINGENT DEFERRED SALES CHARGE
         YEAR SINCE PURCHASE               AS A PERCENTAGE OF DOLLARS INVESTED
            PAYMENT MADE                          OR REDEMPTION PROCEEDS

      First.............................                  4%
      Second............................                  4
      Third.............................                  3
      Fourth............................                  3
      Fifth.............................                  2
      Sixth.............................                  1
      Seventh and thereafter............                  0

      The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in you paying the lowest possible CDSC.

      As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

      For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

      CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

      GENERAL. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. Such bonus or other compensation may take the form of reimbursement of certain seminar expenses, co-operative advertising, or payment for travel expenses, including lodging incurred in connection with trips taken by qualifying Dealer Representatives to the Underwriter's principal office in New York City. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

      Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. In addition, Class A shares of a Fund may be exchanged at net asset value for units of any single payment plan ("plan") sponsored by the Underwriter. SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS OF ANOTHER FUND. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund or plan into which the exchange is being made. Additionally, the fund or plan must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund or plan, you should read the Prospectus of the fund or plan into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds or plans qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

      EXCHANGES BY MAIL. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      EXCHANGES BY TELEPHONE.  See "Telephone Transactions."

      ADDITIONAL EXCHANGE INFORMATION. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES

      You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares may be redeemed by mail or telephone. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, normally not more than fifteen days. For a discussion of pricing practices when FIC's Woodbridge offices are unable to open due to an emergency, see the SAI.

      REDEMPTIONS BY MAIL. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      SIGNATURE GUARANTEES. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

      REDEMPTIONS BY TELEPHONE.  See "Telephone Transactions."


      ELECTRONIC FUND TRANSFER. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

      FUND/SERV REDEMPTIONS. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system. Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.


      SYSTEMATIC WITHDRAWAL PLAN. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

      REINVESTMENT AFTER REDEMPTION. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, please see the SAI or call Shareholder Services at 1-800-423-4026.

      REPURCHASE THROUGH UNDERWRITER. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you an added commission for handling any redemption transaction.

      REDEMPTION OF LOW BALANCE ACCOUNTS. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

      Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

      Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

      TELEPHONE EXCHANGES. Exchange requests may be made by telephone (for shares held on deposit only). Telephone exchanges to Money Market Funds are not available if your address of record has changed within 60 days prior to the exchange request.

      TELEPHONE REDEMPTIONS. The telephone redemption privilege may be used provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000; and (5) the proceeds of the redemption, together with all redemptions made from the account during the prior

30-day period, do not exceed $100,000. TELEPHONE REDEMPTION INSTRUCTIONS WILL BE ACCEPTED FROM ANY ONE OWNER OR AUTHORIZED INDIVIDUAL.

      ADDITIONAL INFORMATION. The Tax Free Funds, the Adviser, the Underwriter and their officers, trustees, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone or which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Tax Free Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                                    MANAGEMENT

      BOARD OF DIRECTORS OR TRUSTEES. Each Tax Free Fund's Board, as part of its overall management responsibility, oversees various organizations responsible for the applicable Fund's day-to-day management.

      ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, determines each Fund's portfolio transactions and supervises all aspects of each Fund's operations. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


      As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1996, NEW YORK INSURED paid 0.75% of its average daily net assets in advisory fees. For the fiscal year ended December 31, 1996, the advisory fees paid by each Fund of Multi-State Insured, as a percentage of such Fund's average daily net assets, net of waivers, were as follows: CONNECTICUT FUND - 0.47%; FLORIDA FUND - 0.46%; GEORGIA FUND - 0.15%; MARYLAND FUND - 0.23%; MASSACHUSETTS FUND - 0.50%; NEW JERSEY FUND - 0.60%; NORTH CAROLINA FUND - 0.15%; PENNSYLVANIA FUND - 0.50%; and VIRGINIA FUND - 0.47%.


      PORTFOLIO MANAGER. Clark D. Wagner has been Portfolio Manager of the Tax Free Funds since he joined FIMCO in 1991. Mr. Wagner is also Portfolio Manager for all of the First Investors municipal bond funds. Mr. Wagner is also Portfolio Manager for Government Fund, Target Maturity 2007 Fund and Target Maturity 2010 Fund of First Investors Life Series Fund and First Investors

Government Fund, Inc. Mr. Wagner is also responsible for the day-to-day management of the U.S. Government and mortgage-backed securities portion of Total Return Fund of First Investors Series Fund. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

      BROKERAGE. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

      UNDERWRITER. Each Tax Free Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

      Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares
("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

      Pursuant to each Class A Plan, the applicable Tax Free Fund's Board, in its sole discretion, may periodically allocate the portion of distribution fees and services fees that each Fund may spend, provided the aggregate of such fees paid by that Fund may not exceed an annual rate of 0.30% of the Fund's average daily net assets attributable to Class A shares in any one fiscal year. Of that amount, no more than 0.25% of a Fund's average daily net assets attributable to Class A shares may be paid as service fees. Payments made to the Underwriter under each Class A Plan may only be made for reimbursement of specific expenses incurred in connection with distribution and service activities.

      Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under each Class B Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

      Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The
Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

      Each Fund may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE


      The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the applicable Tax Free Fund's Board deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities attributable to that class, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the applicable Tax Free Fund's Board. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared daily and paid monthly by each Fund. Unless you direct the Transfer Agent otherwise, dividends declared on a class of shares of a Fund are paid in additional shares of that class at the net asset value generally determined as of the close of business on the first business day of the following month. If you redeem all of your shares of a Fund at any time during a month, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption, less any applicable CDSC. Net investment income includes interest, earned discount and other income earned on portfolio securities less expenses.

      Each Fund also distributes with its regular dividend at the end of each year substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the same class of the distributing Fund at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed ordinary (taxable) income and capital gain.

      Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

      In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of any such distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of any such distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.


      You may elect to invest the entire amount of any cash distribution on Class A or Class B shares of a Fund in the same class of shares of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See "Cross-Investment of Cash Distributions" in the SAI.


      A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if any of the following events occur: (1) the total amount of the distribution is under $5,
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative), or (3) a distribution check is returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings.

                                      TAXES

      FEDERAL INCOME TAXES. Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. In addition, each Fund intends to continue to qualify to pay "exempt-interest dividends" (as defined below), which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of Municipal Instruments.

      Distributions by a Fund of the excess of interest income from Municipal Instruments over certain amounts disallowed as deductions, which are designated by the Fund as "exempt-interest dividends," generally may be excluded by you from gross income. Distributions by a Fund of interest income from taxable obligations and net short-term capital gain, if any, are taxable to you as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional

Fund shares. Distributions of a Fund's realized net capital gain, if any, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares, regardless of the length of time you have owned your shares. If you purchase your shares shortly before the record date for a taxable dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive a statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year.

      Interest on indebtedness incurred or continued to purchase or carry shares of a Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Each Fund does not intend to invest in PABs or IDBs the interest on which is treated as a Tax Preference Item.

      Proposals have been and, in the future, may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. If such a proposal were enacted, the availability of Municipal Instruments for investment by each Fund and the value of its portfolio securities would be affected. In that event, each Fund would reevaluate its investment objective and policies.

      Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and the same percentage of dividends and such distributions in certain other circumstances.

      Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any other Eligible Fund generally will have similar tax consequences. However, special tax rules apply if you (1) dispose of Class A shares through a redemption or exchange within 90 days of your purchase and (2) subsequently acquire Class A shares of the same Fund or an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on your disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge you paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, a Fund's distributions may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.

      STATE INCOME TAXES.


      CONNECTICUT. In the opinion of Kelley Drye & Warren, Connecticut tax counsel to Multi-State Insured, shareholders who are Connecticut resident individuals will not be subject to the Connecticut personal income tax on distributions from the CONNECTICUT FUND to the extent that these distributions qualify as (i) exempt-interest dividends, as defined in section 852(b)(5) of the Code, that are attributable to interest on obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or any public instrumentality, state or local authority, district or similar public entity created under the laws of the State of Connecticut, or (ii) "exempt dividends" for Connecticut tax purposes. Distributions to Connecticut shareholders of the CONNECTICUT FUND that are attributable to sources other than those described above will generally be includible in the Connecticut income of such shareholders. See "State Income Taxes" in the SAI for additional Connecticut tax information.

      FLORIDA. In the opinion of Rudnick & Wolfe, Florida tax counsel to Multi-State Insured, under existing law, shareholders of the FLORIDA FUND will not be subject to the Florida intangible personal property tax on their ownership of FLORIDA FUND shares or on distributions of income or gains made by the FLORIDA FUND to the extent that such distributions are attributable solely to certain assets exempt from intangible tax taxation under Florida law, as more fully described in the SAI.

      Because Florida does not impose an income tax on individuals, individual shareholders will not be subject to any Florida income tax on income or gains distributed by the FLORIDA FUND or on gains resulting from the redemption or exchange of shares of the FLORIDA FUND. Corporate shareholders may be subject to the Florida income tax on distributions received from the FLORIDA FUND as more fully described in the SAI.

      For Florida state income tax purposes, the FLORIDA FUND itself will not be subject to the Florida income tax so long as it has no income subject to Federal taxation.

      Shareholders of the FLORIDA FUND will be subject to Florida estate tax on their FLORIDA FUND shares only if they are Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States.

      Interests held by shareholders of the FLORIDA FUND will not be subject to the Florida ad valorem property tax, the Florida sales and use tax or the Florida documentary stamp tax.

      GEORGIA. In the opinion of Kutak Rock, Georgia tax counsel to Multi-State Insured, shareholders of the GEORGIA FUND that are individuals, estates, trusts, and corporations subject to Georgia income tax may exclude from income for Georgia income tax purposes, distributions from the GEORGIA FUND that are derived from interest on obligations issued by the State of Georgia or any political subdivision thereof, exempt from federal taxation under section 103(a) of the Code. Individuals, estates, trusts and corporations may exclude from income for Georgia income tax purposes, dividend distributions from the GEORGIA FUND on obligations of the

United States or of any authority, commission, instrumentality or possession thereof exempt from state income tax under federal law.

      Capital gains recognized as a result of the sale of shares in the GEORGIA FUND can not be excluded for purposes of calculating the Georgia income tax by individuals, estates, trusts and corporations.

      MARYLAND. In the opinion of Ober, Kaler, Grimes & Shriver, tax counsel to Multi-State Insured, holders of shares of the MARYLAND FUND who are subject to Maryland state and local income tax, will not be subject to tax in Maryland on MARYLAND FUND dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions, interest on obligations of the United States or its possessions and territories or gains realized from the disposition of either of these categories of obligations (with the express exception of dividends attributable to gain from the disposition of obligations of a United States territory or possession which are subject to Maryland state and local income tax). In addition, dividends attributable to interest on obligations issued by states other than Maryland and income from repurchase contracts are subject to Maryland state and local income tax.

      MASSACHUSETTS. In the opinion of Palmer & Dodge, Massachusetts tax counsel to Multi-State Insured, holders of shares of the MASSACHUSETTS FUND who are subject to Massachusetts personal income tax will not be subject to tax on distributions from the MASSACHUSETTS FUND to the extent that these distributions
(1) qualify as exempt interest dividends of a regulated investment company within the meaning of Code section 852(b)(5) that are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions that is exempt from Massachusetts taxation or (2) qualify as capital gain dividends as defined in Code section 852(b)(3)(C), that are attributable to gain on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions that is exempt from Massachusetts taxation. If a holder of shares of the MASSACHUSETTS FUND is a corporation subject to the Massachusetts corporate excise tax, distributions received from the MASSACHUSETTS FUND are includable in gross income and generally may not be deducted by such a corporate holder in computing its net income. The shares of the MASSACHUSETTS FUND will be includable in the gross estate of a deceased individual holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

      NEW JERSEY. In the opinion of Hawkins, Delafield & Wood, New Jersey tax counsel to Multi-State Insured, provided that the NEW JERSEY FUND qualifies as a qualified investment fund under New Jersey law, shareholders of the NEW JERSEY FUND who are New Jersey resident individuals, estates and trusts will not be subject to the New Jersey Gross Income Tax on (1) distributions of the interest and capital gains made by the NEW JERSEY FUND to the extent that such distributions are with respect to New Jersey state and local bonds and (2) on gains resulting from the redemption or sale of shares of the NEW JERSEY FUND. A description of a qualified investment fund and of New Jersey state and local bonds is contained in the SAI. A corporate shareholder of the NEW JERSEY FUND subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax will be required to include in its corporate tax base (1) distributions of interest and capital gains made by the NEW JERSEY FUND and (2) gains resulting from the redemption or sale of shares of the NEW JERSEY FUND.

      NEW YORK. In the opinion of Hawkins, Delafield & Wood, tax counsel to NEW YORK INSURED, New York resident individual shareholders will not be subject to the personal income taxes imposed by New York State and by New York City on distributions from NEW YORK INSURED to the extent that these distributions qualify as exempt-interest dividends, as defined in section 852(b)(5) of the Code, and are attributable to interest on obligations issued by or on behalf of the State of New York or any political subdivision thereof. Information concerning NEW YORK INSURED income attributable to sources other than from New York and the tax treatment of interest on indebtedness incurred to purchase or carry shares of NEW YORK INSURED is provided in the SAI. NEW YORK INSURED distributions are not excluded from the determination of the franchise and corporation taxes that are based on entire net income and respectively imposed by the State and City of New York.

      NORTH CAROLINA. This opinion of Wyrick, Robbins, Yates & Ponton L.L.P., North Carolina tax counsel to Multi-State Insured, and the information appearing in the SAI are based on the current administrative position of the North Carolina Department of Revenue (the "Revenue Department") as found in Chapter 105 of the North Carolina General Statutes, the North Carolina Administrative Rules, and other rules, bulletins and statements issued by the Revenue Department.

      Individual shareholders of the NORTH CAROLINA FUND who are subject to North Carolina income taxation will not be subject to such tax on NORTH CAROLINA FUND dividend distributions to the extent that such distributions qualify as exempt-interest dividends under the Code and represent (a) interest on direct obligations of the United States or its possessions, (b) obligations of the State of North Carolina, its political subdivisions or a commission, an authority, or another agency of the State of North Carolina or its political subdivisions, or (c) obligations of nonprofit educational institutions organized or chartered under the laws of the State of North Carolina. Corporate shareholders of the NORTH CAROLINA FUND who are subject to North Carolina income taxation will receive substantially the same treatment as individual taxpayers, except corporate shareholders must recognize distributions of interest on obligations of North Carolina nonprofit educational institutions.

      The above exemptions from North Carolina income tax do not apply to capital gain distributions received from the NORTH CAROLINA FUND.

      For a more expansive and detailed discussion, please see the SAI.

      PENNSYLVANIA. In the opinion of Kirkpatrick & Lockhart LLP, Pennsylvania tax counsel to Multi-State Insured, individual shareholders of the PENNSYLVANIA FUND will not be subject to Pennsylvania personal income taxes on distributions of interest attributable to Exempt Obligations, but will be subject to those taxes on distributions of gains and most other sources of income from the PENNSYLVANIA FUND. "Exempt Obligations" generally means obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States. Exempt interest in Pennsylvania is referred to as excludible exempt-interest dividends and will be identified by the PENNSYLVANIA FUND.

      Shares of the PENNSYLVANIA FUND will be exempt from any Pennsylvania county personal property tax to the extent that the PENNSYLVANIA FUND'S portfolio consists of Exempt Obligations on the annual assessment date. This tax is imposed by most, but not all, counties in Pennsylvania.

Distributions of interest derived from Exempt Obligations are not subject to the Philadelphia School District investment net income tax provided that the PENNSYLVANIA FUND reports to its shareholders the percentage of Exempt
Obligations held by it for the year. The PENNSYLVANIA FUND will report this percentage to its shareholders. Exempt-interest dividends are not subject to the Pennsylvania corporate net income tax. Gains on Exempt Obligations are, however, subject to this tax. Shares of the PENNSYLVANIA FUND are not considered by Pennsylvania to be exempt when determining Pennsylvania capital stock and franchise taxes. Please see "Federal Income Taxes" above for a discussion of "exempt-interest dividends".

      VIRGINIA. In the opinion of Sands, Anderson, Marks & Miller, a Professional Corporation, Virginia tax counsel to Multi-State Insured, interest on exempt obligations in the VIRGINIA FUND passed through to shareholders in qualifying distributions will retain its exempt status in the hands of the shareholders. Accordingly, individual shareholders of the VIRGINIA FUND subject to Virginia personal income tax will not be required to include in their gross income, for Virginia personal income tax purposes, distributions made by the VIRGINIA FUND that are exclusively (1) both tax-exempt for Federal income tax purposes and derived from interest on obligations of the Commonwealth of Virginia or any of its political subdivisions, or (2) without regard to any exemption from Federal income tax, derived from interest in certain obligations for which a Virginia income tax exemption is independently provided. If a distribution includes both taxable and tax-exempt interest, the entire distribution is included in the gross income of the shareholder for Virginia personal income tax purposes unless the exempt portion is designated with reasonable certainty. Counsel has been advised that, in the event any such commingled distributions are made by the VIRGINIA FUND, the VIRGINIA FUND intends to provide such designation in a manner acceptable to the Virginia Department of Taxation, to shareholders of the VIRGINIA FUND.


      See "State Income Taxes" in the SAI for additional state tax information. Investors should consult their own tax advisers for appropriate state advice.

                             PERFORMANCE INFORMATION

For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results. Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

      Each Fund also may advertise its yield for each class of shares. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and the net asset value per share for Class B shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income. Each Fund may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. In addition, each Fund calculates its "actual distribution rate" based upon net asset value for dissemination to existing shareholders.

      Tax-equivalent yields show the taxable yields an investor would have to earn to equal a Fund's tax-free yields. The tax-equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield.

      Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge or CDSC will be greater than if the maximum sales charge or CDSC were used. Each class of shares of a Fund has different expenses which will affect its performance. Additional performance information is contained in the Tax Free Funds' Annual Reports which may be obtained without charge by contacting the applicable Tax Free Fund at 1-800-423-4026.

                               GENERAL INFORMATION

      ORGANIZATION. NEW YORK INSURED was incorporated in the State of Maryland on July 5, 1983. New York Insured's authorized capital stock consists of one billion shares of common stock, with a par value of $.01 per share. Multi-State Insured was organized as a Massachusetts business trust on October 30, 1985. The seventeen series of Multi-State Insured may be referred to as: First Investors Arizona Insured Tax Free Fund, First Investors California Insured Tax Free Fund, First Investors Connecticut Insured Tax Free Fund, First Investors Colorado Insured Tax Free Fund, First Investors Florida Insured Tax Free Fund, First Investors Georgia Insured Tax Free Fund, First Investors Maryland Insured Tax Free Fund, First Investors Massachusetts Insured Tax Free Fund, First Investors Michigan Insured Tax Free Fund, First Investors Minnesota Insured Tax Free Fund, First Investors Missouri Insured Tax Free Fund, First Investors New Jersey Insured Tax Free Fund, First Investors North Carolina Insured Tax Free Fund, First Investors Ohio Insured Tax Free Fund, First Investors Oregon Insured Tax Free Fund, First Investors Pennsylvania Insured Tax Free Fund and First Investors Virginia Insured Tax Free Fund.

      Each Tax Free Fund is authorized to issue shares of beneficial interest or common stock, as applicable, in such separate and distinct series and classes of shares as the applicable Tax Free Fund's Board shall from time to time establish. The shares of beneficial interest of Multi-State Insured are presently divided into seventeen separate and distinct series and the shares of common stock of NEW YORK INSURED presently comprise one series. Each Tax Free Fund presently has two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Tax Free Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Tax Free Fund's outstanding shares, the applicable Tax Free Fund's Board will call a special meeting of shareholders for any purpose, including the removal of Directors or Trustees. Each share of each Fund has equal voting rights except as noted above.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

      SHARE CERTIFICATES. The Funds do not issue certificates for Class B shares, The Funds, however, will issue share certificates for Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

      CONFIRMATIONS AND STATEMENTS. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.


      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. Paul A. D'Oliveira, 2540 Pawtucket Avenue, East Providence, RI 02915 owns 31.2% of the Class B shares of the MASSACHUSETTS FUND and may, therefore, be deemed to control this class of that Fund under the 1940 Act. Abraham Jones, 2317 Ellerbe Ln, Raleigh, NC 27610-3501 owns 39.3% of the Class B shares of the NORTH CAROLINA FUND and may, therefore, be deemed to control this class of that Fund under the 1940 Act.


      SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.


      ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. It is the Tax Free Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

                                TABLE OF CONTENTS


Fee Table..............................................................    2
Financial Highlights...................................................    7
Investment Objectives and Policies.....................................   16
Alternative Purchase Plans.............................................   25
How to Buy Shares......................................................   26
How to Exchange Shares.................................................   31
How to Redeem Shares...................................................   31
Telephone Transactions.................................................   33
Management.............................................................   34
Distribution Plans.....................................................   35
Determination of Net Asset Value.......................................   36
Dividends and Other Distributions......................................   36
Taxes..................................................................   37
Performance Information................................................   42
General Information....................................................   43

INVESTMENT ADVISER                             CUSTODIAN
First Investors Management                     The Bank of New York
  Company, Inc.                                48 Wall Street
95 Wall Street                                 New York, NY  10286
New York, NY  10005
                                               TRANSFER AGENT
UNDERWRITER                                    Administrative Data
First Investors Corporation                      Management Corp.
95 Wall Street                                 581 Main Street
New York, NY  10005                            Woodbridge, NJ  07095-1198

LEGAL COUNSEL                                  AUDITORS
Kirkpatrick & Lockhart LLP                     Tait, Weller & Baker
1800 Massachusetts Avenue, N.W.                Two Penn Center Plaza
Washington, D.C.  20036                        Philadelphia, PA  19102-1707


This Prospectus is intended to constitute an offer by each Tax Free Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Tax Free Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
New York Insured
Tax Free Fund, Inc.
---------------------------

First Investors
Multi-State
Insured Tax Free Fund
---------------------------

Connecticut Fund                        Massachusetts Fund
Florida Fund                            New Jersey Fund
Georgia Fund                            North Carolina Fund
Maryland Fund                           Pennsylvania Fund
                                        Virginia Fund
---------------------------

Prospectus

----------------------------

April 30, 1997

First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


FITF001

FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
         ARIZONA FUND, CALIFORNIA FUND, COLORADO FUND, CONNECTICUT FUND, FLORIDA FUND, GEORGIA FUND, MARYLAND FUND, MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND, MISSOURI FUND, NEW JERSEY FUND, NORTH CAROLINA FUND, OHIO FUND, OREGON FUND, PENNSYLVANIA FUND, VIRGINIA FUND


95 Wall Street                                                   1-800-423-4026
New York, New York 10005




                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1997



         This is a Statement of Additional Information ("SAI") for FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC. ("NEW YORK INSURED") and FIRST
INVESTORS MULTI-STATE INSURED TAX FREE FUND (collectively, the "Tax Free Funds"), each an open-end diversified management investment company. NEW YORK INSURED consists of a single investment series and FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND ("Multi-State Insured") consists of seventeen separate investment series (singularly, "Fund," and collectively, "Funds").

         NEW YORK INSURED. The investment objective of NEW YORK INSURED is to provide a high level of interest income that is exempt from Federal income tax, New York State, New York City personal income taxes and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item").

         MULTI-STATE INSURED. The investment objective of each Fund of Multi-State Insured is to achieve a high level of interest income that is exempt from Federal income tax and, to the extent indicated for a particular Fund, from state and local income taxes for residents of that state and is not a Tax Preference Item.

         There can be no assurance that any Fund will achieve its investment objective.


         This SAI is not a prospectus. It should be read in conjunction with the Prospectuses of the Funds dated April 30, 1997, which may be obtained free of cost from the Funds at the address or telephone number noted above.

TABLE OF CONTENTS                                                         PAGE

Investment Policies.......................................................   3
Hedging and Option Income Strategies......................................   8
Investment Restrictions...................................................  13
Insurance.................................................................  17
State Specific Risk Factors...............................................  19
Directors or Trustees and Officers........................................  61
Management................................................................  63
Underwriter...............................................................  65
Distribution Plans........................................................  66
Determination of Net Asset Value..........................................  69
Allocation of Portfolio Brokerage.........................................  70
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services...............................  70
Taxes.....................................................................  76
Performance Information...................................................  87
General Information.......................................................  94
Appendix A................................................................ 103
Appendix B................................................................ 105
Appendix C................................................................ 106
Appendix D................................................................ 107
Financial Statements...................................................... 113

                               INVESTMENT POLICIES


         BOND MARKET CONCENTRATION. Each Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds, during periods when one or more of these segments offer higher yields and/or profit potential. As of December 31, 1996, the percentage of assets of each Fund concentrated in a particular segment of the bond market is as follows:: ARIZONA FUND - 43.2% in general obligation bonds; COLORADO FUND - 42.6% in general obligation bonds; CONNECTICUT FUND - 32.4% in general obligation bonds; FLORIDA FUND - 52.3% in utilities bonds; GEORGIA FUND - 43.2% in utilities bonds and 24.5% in general obligation bonds; MARYLAND FUND - 31.7% in general obligation bonds; MASSACHUSETTS FUND - 30.7% in general obligation bonds; MICHIGAN FUND - 53.8% in general obligation bonds; MINNESOTA FUND - 36.2% in general obligation bonds and 24.5% in hospital bonds; MISSOURI FUND - 24.2% in hospital bonds; NEW JERSEY FUND - 24..0% in hospital bonds; NORTH CAROLINA FUND - 44.3% in general obligation bonds; OHIO FUND - 78.0% in general obligation bonds; OREGON FUND - 40.4% in general obligation bonds; and PENNSYLVANIA FUND - 28.9% in utilities bonds.


         CERTIFICATES OF PARTICIPATION. The applicable Tax Free Fund's Board of Directors or Trustees (each, a "Board") has established guidelines for determining the liquidity of the certificates of participation ("COPs") in the applicable Tax Free Fund's portfolio and, subject to review by that Tax Free Fund's Board, has delegated that responsibility to the Adviser. Pursuant to these guidelines, the Adviser will consider (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by a Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser according to the factors reviewed by rating agencies.

         DETACHABLE CALL OPTIONS. Detachable call options are sold by issuers of municipal bonds separately from the municipal bonds to which the call options relate and permit the purchasers of the call options to acquire the municipal bonds at the call prices and call dates. In the event that interest rates drop, the purchaser could exercise the call option to acquire municipal bonds that yield above-market rates. Each Fund may acquire detachable call options relating to municipal bonds that the Fund already owns or will acquire in the immediate future and thereby, in effect, make such municipal bonds non-callable so long as the Fund continues to hold the detachable call option. Each Fund will consider detachable call options to be illiquid securities and they will be treated as such for purposes of certain investment limitation calculations.

         HIGH YIELD SECURITIES. Although each Fund may invest up to 5% of its net assets in municipal bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), each Fund currently does not intend to purchase such municipal bonds. However, occasionally a Fund may hold in its portfolio a municipal bond that has had its rating downgraded. In each instance, such bonds will be covered by the insurance feature and thus considered to be of higher quality than high yield securities without an insurance feature. See "Insurance" for a detailed discussion of the insurance feature. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities ("High Yield Securities"). High Yield Securities are subject to certain risks that may not be present with investments in high grade securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.

         Municipal obligations that are high yield securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. "Municipal High Yield Securities," unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Funds' investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"). Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

         Municipal High Yield Securities generally offer a higher current yield than higher grade issues. However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged. Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates. Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time. During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

         In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield Securities. Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.

         LOANS OF PORTFOLIO SECURITIES. NEW YORK INSURED may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend), if any, the loan is terminable at will by the Fund, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest bearing obligations. The Fund may make loans, together with illiquid securities, not in excess of 15% of its net assets.

         REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

         RESTRICTED AND ILLIQUID SECURITIES. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes detachable call options and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the applicable Tax Free Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

         WHEN-ISSUED SECURITIES. Each Fund may invest up to 25% of its net assets in securities issued on a when-issued or delayed delivery basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities on a "when-issued" basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         ZERO COUPON SECURITIES. Each Fund may invest in zero coupon municipal securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         PORTFOLIO TURNOVER. The Adviser manages each Fund's portfolio by the purchase and sale of securities with a view to achieving its investment objective. Securities are purchased and sold in response to their current yields and evaluation of an issuer's ability to meet its debt obligations in the future and assessment of future changes in the levels of the interest rates on municipal bonds of varying maturities. Although each Fund has no current intention of purchasing securities for this purpose, each Fund may engage to a limited extent in short-term trading consistent with its investment objective and policies (to secure higher income, to preserve capital or to upgrade the quality of bonds held). A portfolio turnover rate of 100% would occur, for example, if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were replaced in a single year. A high rate of portfolio turnover generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For each of the fiscal years ended December 31, 1995 and 1996, the portfolio turnover rate for NEW YORK INSURED was 53%. For the fiscal years ended December 31, 1995 and 1996, the portfolio turnover rate for each Fund of Multi-State Insured was as follows:


                                 Fiscal Year                Fiscal Year
                                    Ended                      Ended
                              December 31, 1995          December 31, 1996
                              -----------------          -----------------

    ARIZONA FUND                      36%                       27%
    CALIFORNIA FUND                   53                        30
    COLORADO FUND                     45                        20
    CONNECTICUT FUND                  26                        15
    FLORIDA FUND                      68                        55
    GEORGIA FUND                      45                        37
    MARYLAND FUND                     49                        13
    MASSACHUSETTS FUND                40                        45
    MICHIGAN FUND                     45                        43
    MINNESOTA FUND                    53                        49
    MISSOURI FUND                     50                        15
    NEW JERSEY FUND                   30                        35
    NORTH CAROLINA FUND               76                        43
    OHIO FUND                         70                        33
    OREGON FUND                       36                        21
    PENNSYLVANIA FUND                 48                        42
    VIRGINIA FUND                     34                        30

                      HEDGING AND OPTION INCOME STRATEGIES

         The Adviser may engage in certain options and futures strategies to hedge each Fund's portfolio, in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by each Tax Free Fund's Board to govern each Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded, the CFTC and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

         Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences  to a Fund  may  leave  the Fund in a worse  position  than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

         Although each Fund may engage in the strategies listed below, they intend only to engage in transactions involving futures contracts and options thereon.

         COVER FOR HEDGING AND OPTION INCOME STRATEGIES. No Fund will use leverage in its hedging and option income strategies. No Fund will enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS STRATEGIES. Each Fund may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         Each Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. A Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of over-the-counter ("OTC") options written by a Fund, to the extent described under "Investment Policies--Restricted and Illiquid Securities" and therefore subject to each Fund's limitation on investments in illiquid securities. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         Each Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. A Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

         Currently, options on debt securities are primarily traded on the OTC market. OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         OPTIONS GUIDELINES. In view of the risks involved in using options, each Tax Free Fund's Board has adopted non-fundamental investment guidelines to govern a Fund's use of options that may be modified by each Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) a Fund may purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by such Fund, exceeds 5% of that Fund's total assets. This does not limit a Fund's assets at risk to 5%.

         SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security and the market value of the option.

         The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities.

         Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

         Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         FUTURES STRATEGIES. Each Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

         Each Fund may use financial futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. A Fund may purchase a financial futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell a financial futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         Each Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. A Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

         Each Fund will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.

         FUTURES  GUIDELINES.  In view of the risks  involved  in using  futures strategies described below, each Tax Exempt Fund's Board has adopted non-fundamental investment guidelines to govern the use of such investments by the Fund that may be modified by each Board without shareholder vote. In the event a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate margin deposits on all outstanding futures contracts positions held by a Fund and premiums paid on outstanding futures contracts, after taking into account unrealized profits and losses, will not exceed 5% of a Fund's total assets, or enter into any futures contracts or related options if the aggregate amount of a Fund's commitments under outstanding futures contracts positions and related options written by a Fund would exceed the market value of a Fund's total assets. This does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio. In addition, each Fund may not purchase financial futures contracts if immediately thereafter more than 30% of its total assets would be so invested.

         SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. Each Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

         Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

         Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

         Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

         Each Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the approval of a vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.

         NEW YORK INSURED.  NEW YORK INSURED will not:

         (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         (2) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned; and, further provided, that such loans will not be made if the value of all such loans, repurchase agreements maturing in more than seven days and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

         (3) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

         (4) Purchase a Municipal Instrument unless it is an Insured Municipal Instrument, or is already insured by a policy of insurance or, as to uninsured municipal commercial paper or municipal notes, is supported by a letter of credit or other similar guarantee obtained by the issuer or underwriter thereof.

         (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

         (6) Buy or sell real estate or interests in oil, gas or mineral exploration, or issue senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

         The  Fund  has  adopted  the   following   non-fundamental   investment
restrictions,   which  may  be  changed  without   shareholder   approval.   The
restrictions provide that the Fund will not:

         (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         (3) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

         (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

         (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (6) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

         (7) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         (8)  Invest  in  the  securities  of  other  investment   companies  or
investment trusts except to the extent permitted by law.

         MULTI-STATE INSURED.  Each Fund of Multi-State Insured will not:

         (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of a Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         (2) Purchase, as to 75% of each Fund's total assets (taken at current value), the securities of any issuer (other than the U.S. Government) if, as a result thereof, more than 5% of the total assets of such Fund would be invested in the securities of such issuer. When the assets and revenues of an agency, instrumentality or political subdivision issuing a Municipal Instrument or other security are distinct from the assets and revenues of the government which created the issuing entity, and the Municipal Instrument is supported by the issuing entity's assets and revenues, the issuing entity is deemed to be the sole issuer of the Municipal Instrument or security. If an industrial development bond is supported only by the payments of the nongovernmental beneficiary of the industrial development bond, then such nongovernmental entity is deemed to be the sole issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

         (3) Purchase the securities of any issuer (other than the U.S. Government) if, as a result thereof, any Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer.

         (4) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of any Fund to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

         (5) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (6) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

         (7) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, each Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

         (8) Make loans, except by purchase of debt obligations, publicly distributed bonds or debentures (which are not considered loans), and through repurchase agreements.

         Multi-State  Insured, on behalf of the Funds, has adopted the following
non-fundamental   investment   restrictions,   which  may  be  changed   without
shareholder approval.
They provide that each Fund will not:

         (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent each Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         (3) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by a Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of such Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of a Fund's commitments under outstanding futures contracts positions and options on future contracts written by such Fund would exceed the market value of the total assets of such Fund.

         (4) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided such Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with a Fund's use of options, futures contracts or options on futures contracts.

         (5) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (6) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

         Multi-State Insured, on behalf of the Funds, has filed the following undertaking to comply with the requirements of a certain state in which shares of the Funds are sold, which may be changed without shareholder approval: Each Fund will not purchase or retain the securities of any issuer if the officers, directors or trustees of Multi-State Insured, the Adviser, or managers own beneficially more than one-half of one percent of the securities and together own beneficially more than five per cent of such securities.

                                    INSURANCE

         The municipal bonds in each Fund's portfolio will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance
Policy"). An insured municipal bond in a Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

         Each Tax Free Fund has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Indemnity Corporation ("AMBAC Indemnity"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by a Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC Indemnity prior to their purchase by a Fund. AMBAC Indemnity furnished each Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC Indemnity may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to a Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC Indemnity to insure such securities. In determining eligibility for insurance, AMBAC Indemnity has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by a Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased  by a Fund at a time when  they were  ineligible  for  insurance;  (4)
municipal  bonds which are insured by insurers other than AMBAC  Indemnity;  and
(5) municipal bonds which are no longer owned by a Fund. AMBAC Indemnity has reserved the right at any time, upon 90 days' prior written notice to a Fund, to refuse to insure any additional municipal bonds purchased by a Fund, on or after the effective date of such notice. If AMBAC Indemnity so notifies a Fund, the Fund will attempt to replace AMBAC Indemnity with another insurer. If another insurer cannot be found to replace AMBAC Indemnity, the Fund will ask its shareholders to approve continuation of its business without insurance.

         In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC Indemnity is obligated under the Policy to make such payment not later than 30 days after it has been notified by a Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC Indemnity, as regards insurance payments it may make, will succeed to the rights of a Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

         The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of a Fund's shares. The Policy will be effective only as to insured municipal bonds owned by a Fund. In the event of a sale by a Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by a Fund, AMBAC Indemnity is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC Indemnity will have no further obligations to a Fund in respect of such municipal bond. It is the intention of each Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by a Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Funds' method of valuing securities in default and securities which have a significant risk of default.

         Each Tax Free Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch Investors Service, Inc. or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by a Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. Each Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable a Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to a Fund in determining the net capital gain or loss realized by a Fund upon the sale of the bond.

         In addition to the contract of insurance relating to each Fund, there is a contract of insurance between AMBAC Indemnity and Executive Investors Trust, between AMBAC Indemnity and First Investors Series Fund and between AMBAC Indemnity and First Investors Insured Tax Exempt Fund, Inc. Otherwise, neither AMBAC Indemnity nor its parent AMBAC Inc., or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

         AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,585,000,000 (unaudited) and statutory capital of approximately $1,467,000,000. (unaudited) as of December 31, 1996. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch Investors Service L.P. have each assigned a triple-A claims-paying ability rating to AMBAC Indemnity.


         AMBAC Indemnity has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC Indemnity will not affect the treatment for Federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC Indemnity under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for Federal income tax purposes in the same manner as if such payments were made by the issuer of the municipal bonds.

         AMBAC Indemnity makes no representation regarding the municipal bonds included in the investment portfolio of each Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectuses and this Statement of Additional Information.

         The information relating to AMBAC Indemnity contained above has been furnished by AMBAC Indemnity. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.



                           STATE SPECIFIC RISK FACTORS

         Set forth below is additional discussion of risk factors to the discussion in the Prospectus with respect to some of the Fund that invest primarily in obligations of issuers from a particular state. Neither Multi-State Insured nor NEW YORK INSURED have independently verified this information.


         RISK FACTORS FOR THE ARIZONA FUND. Arizona's population increased by approximately 35% during the 10-year period from 1980 to 1990, ranking Arizona as the third fastest growing state in the country for the period. Arizona's rate of population growth slowed in the late 1980's and the early 1990's relative to its rate of growth in the mid-1980's. Since 1993, Arizona's rate of population growth has returned to its earlier rates of growth in the mid-1980's. Current estimates of the growth in Arizona's population from July 1995 to July 1996 project growth of approximately 2.9% ranking Arizona as the second fastest growing state in the nation during the period. This growth in population will require corresponding increases in revenues of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of the state's economy will be critical to providing such increased revenues.

         Arizona's economy relies in part on services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism, and the military. State unemployment rates have remained generally comparable to the national average in recent years. Arizona's economy is continuing to expand at a consistent rate and has generally performed above the national average in recent years. Although Arizona's economy is continuing to expand, restrictive government spending, a decline in the construction sector, resizing of the defense industry, and layoffs in the private sector are expected to restrain the pace of expansion. The condition of the national economy will continue to be a significant factor influencing Arizona's economy.

         With respect to issuers in the securities of which the ARIZONA FUND will invest, Arizona's state constitution limits the amount of debt payable from general tax revenue that may be contracted by the State to $350,000. However, certain other issuers have the power to issue obligations payable from a source of revenue that affect the whole or large portions of the State. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways that are paid from revenues generated from, among other sources, state gasoline taxes. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a Federal reclamation project and an electric system that generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

         Arizona's state constitution also restricts the debt payable from general tax revenues of certain of the State's political subdivisions and municipal corporations. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (ii) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for
(a) supplying such city or town water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality and (b) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds, and recreational facilities. Irrigation, power, electrical, agricultural improvements, drainage, flood control, and tax levying public improvement districts are, however, exempt from such restrictions of Arizona's state constitution. There are also restrictions relating to such entities implemented by statute.


         Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions and municipal corporations are unlimited as to rate or amount (other than for purposes of refunding when there are certain limits). Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments, and excise taxes.


         Arizona political subdivisions and municipal corporations are subject to certain other limitations on their ability to assess taxes and levies that could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town, or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a proceeding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

         In 1995, taxpayers filed a complaint against a school district in Maricopa County, Arizona concerning the manner in which constitutional and statutory debt limits applicable to Arizona school districts are calculated. Specifically, these citizens argued that the school district's outstanding principal amount of bonds, together with premium received in connection with the issuance of such bonds, should be used in such calculations. In 1996, the Superior Court of Maricopa Count entered a judgment in favor of the taxpayers and concluded that the premium to be treated as debt is determined on the amount that the underwriter pays to a district for such bonds and not the amount for which the underwriter resells such bonds. The judgment was not appealed by the effected district. As a result of the judgment, it is not clear if all or part of any premium received by a school district is subject to constitutional and statutory debt limits. The Superior Court's judgment and any proceedings with respect thereto or proceedings in subsequent cases could have potential adverse consequences including an adverse impact on the secondary market for debt securities.

         In 1994, the Supreme Court of Arizona ruled that the State of Arizona's statutory financing scheme for public education was not in compliance with the Arizona Constitution and directed the Arizona Legislature to revise the statutory financing scheme for public education to bring it into compliance. The Supreme Court further ordered that this ruling would have prospective application only, that the public school system should continue under existing statutes, and that bonded indebtedness incurred under the existing statutes, as long as they are in effect, are valid and enforceable. In an effort to respond to the Supreme Court's decision, the Arizona Legislature established a school capital equity fund (the "School Fund") with an initial appropriation of $30 million and a subsequent appropriation of $70 million. The School Fund is available to school districts that meet certain established criteria. On January 15, 1997, the Supreme Court of Arizona ruled that (i) the creation of the School Fund does not cure the State's statutory finance scheme and (ii) the legislature must adopt a constitutional funding system by June 30, 1998. If a constitutional funding system is not adopted by June 30, 1998, the State Superintendent of Public Instruction and State Board of Education will not be permitted to distribute funds to the schools of the State. If the State Superintendent of Public Instruction and State Board of Education do not distribute funds to the school districts as ordered by the Supreme Court, certain school districts may experience severe adverse financial consequences that may adversely affect the market value of bonds and may, if severe enough, cause the bankruptcy or insolvency of such districts and affect timely payment of certain bonds.

         In an attempt to further respond to the Supreme Court's decision, the Arizona Legislature provided additional funding to the School Fund and established the "Assistance to Build Classrooms Fund" (the "ABC Fund") to assist school districts that do not meet a minimum level of capital funding on a per student basis. The legislation establishing the ABC Fund also provides limits on a school district's general obligation bonding capacity. In establishing the ABC Fund, the Arizona Legislature has attempted to reduce the capital funding disparity between the poor school districts and the wealthy school districts and thereby comply with the Supreme Court's decision. There can be no assurance that the ABC Fund brings Arizona's statutory financing scheme for public education into compliance with the Arizona Constitution.

         RISK FACTORS FOR THE CALIFORNIA FUND. Changes in California constitutional and other laws during the last several years have restricted the ability of California taxing entities to increase real property tax revenues and other tax sources and, through limiting various other taxes, have resulted in a reduction in the absolute amount, or in the rate of growth, of certain components of state and local revenues. These actions have raised additional questions about the ability of California State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13." Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed subsequent to Proposition 13, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the State so as to help California municipal issuers to raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted such legislation would provide sufficient revenue for such California issuers to pay their obligations.

         The State is also subject to Article XIIIB of the State's Constitution, which may have an adverse impact on California State and municipal issuers.
Article XIIIB restricts the State from spending certain appropriations in excess of an appropriations limit imposed for each State and local government entity. If revenues exceed such appropriations limit, such revenues must be returned to the taxpayers.

         In 1988, Proposition 98 was enacted by the voters of California. Proposition 98 changed state funding of public education below university level, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Currently, the Proposition 98 formulas require the allocation of approximately 40% of General Fund revenues to such educational support.

         In November, 1996, Proposition 218 was enacted by the voters of California. Proposition 218, called the Right to Vote on Taxes Initiative, requires any special tax, levy or fee imposed or increased since January 1, 1995 without voter consent to be validated by a vote. The initiative's intent was to close "loopholes" in Proposition 13. The effect of Proposition 218 is to restrict the spending flexibility of local governments. Since the passage of Proposition 218, five of seven California cities reviewed by major rating agencies have been downgraded.

         Expenditures exceeded revenues for four of the five fiscal years ending with 1991-1992. Revenue and expenditures were essentially equal in 1992-1993, but the original budget for that year projected revenues exceeding expenditures by $2.6 billion. By June 30, 1993, according to the Department of Finance, the State's Reserves for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act planned to retire the accumulated $2.8 billion prior year budget deficit by December 31, 1994. This accumulated deficit was eliminated by the end of 1996.

         In January, 1997, the Governor submitted a proposed $50.7 billion general fund budget for 1997-98 which projects a surplus with $550 million to be added to the state's reserves.

         Local agency and municipal revenues are often highly dependent upon the level of state appropriations. Accordingly, constraints at the state level tend to result in revenue reductions at the local level. Thus, the substantial fiscal pressures that have been experienced on the state level as a result of the prior deficits continue to adversely impact local agency and municipal revenues.

         The rights of owners of California governmental securities are subject to the limitations on legal remedies against the governmental entity issuing such securities, including a limitation on enforcement of judgments against funds needed to service the public welfare and interest, and in some instances a limitation on the enforcement of judgments against the entity's funds of a fiscal year other than the fiscal year in which the payments were due.

         As indicated in the Prospectus, the CALIFORNIA FUND holds securities of certain agencies that invested in the Pool, including OCTA and SOCPA (as defined in the Prospectus). As of the date of this SAI, all principal and interest payments have been made by OCTA and SOCPA when due, but there is no guarantee that they will be made in the future. Both securities issues are insured by a nationally recognized municipal bond insurance corporation. As of the date of this Prospectus, neither security has had its rating downgraded by a nationally recognized rating agency. However, although each insurance company that has insured obligations of entities who were invested in the Pool have indicated its intention to honor its policies, there can be no assurance at this time that each such insurance company will have the ability to pay the debt service on these obligations when due or whether it may raise defenses with respect to such policy.

         In addition, should OCTA and/or SOCPA not make debt service payments when due, enforceability of either's obligations may become subject to the Federal Bankruptcy Code and applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect; equity principals which may limit the specific enforcement under State law of certain remedies; the exercise by the United States of America of the powers delegated to it by the Constitution; and the reasonable and necessary exercise, in certain exceptional situations, of the police powers inherent in the sovereignty of the State of its governmental bodies in the interest of serving a significant and legitimate public purpose. Bankruptcy proceedings, or the exercise of powers by the federal or state governments, if initiated, could subject the owners of the securities of any governmental entity to judicial discretion and interpretation of their rights in bankruptcy or otherwise, and consequently may entail risks of delay, limitation, or modification of their rights.

         RISK FACTORS FOR THE COLORADO FUND. The COLORADO FUND will concentrate its investments in debt obligations of the State of Colorado and its local government entities (the "Colorado Obligations"). The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of and the payment of interest and principal on the Colorado Obligations.

         Colorado's economy began to improve in the late 1980's, recovering from a recession largely caused by contractions in the energy, high technology and construction industries. The recovery has been fueled, in part, by large public construction projects, net in-migration, a healthy tourist economy, and increases in the wholesale and retail trade sector and the general services sector. Now, however, most of the large public works projects are completed, net migration is slowing as the national economy improves, and tourism is troubled since the voters failed in 1993 to approve an extension of the statewide tourism tax. Consequently, the Colorado Office of State Planning and Budgeting has stated that "Colorado's economic forecast is fraught with more uncertainty than at any time in the past several years. The proposed changes in the federal budget will shift more responsibilities to the State, just as the State's economy is slowing down. Still, Colorado's non-agricultural job growth was slightly ahead of the U.S. rate in 1996 and is forecast to stay ahead in 1997.

         Employment in the service and trade industries represents approximately 55% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 16%. Manufacturing represents only 10% and, while total jobs in the sector are stable, manufacturing is slowly falling as a percentage of total employment, due in part to a concentration in defense-related production. Colorado's unemployment rate was 4.0% in 1995, a 17-year low, and 3.7% in November 1996, both below the national rates of 5.6% and 5.4%, respectively. Colorado added 60,000 jobs in 1995, to reach an all time high of 2,001,000, and 1996 showed mere stability in total jobs.

         There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness are the ad valorem property tax, which presently is imposed and collected solely at the local level, sales and use taxes (for cities and counties) and revenue from special projects. Residential real property is assessed at 10.36% of its actual value for ad valorem taxes collected in 1997. All other property is assessed at 29% of its actual value, except producing mines and oil and gas properties. Oil and gas properties are assessed at

87.5%. In 1995, the last year for which such information is currently available, the assessed valuation of all real and personal property in Colorado was $32,470,109,440, an increase of 8.8% from 1994 levels. In 1994 and 1995,
$2,512,514,138 and $2,668,403,531, respectively, were collected in property taxes throughout Colorado.

         RISK FACTORS FOR THE CONNECTICUT FUND. Traditionally, Connecticut has been viewed primarily as a manufacturing and industrial state. While manufacturing remains a dominant factor in the State's economy, other sectors, particularly, finance, insurance, real estate, trade (wholesale and retail) and services have expanded to provide diversification tending to somewhat dilute the influence of manufacturing. Manufacturing provided approximately 17.6% of total employment in fiscal year 1996.

         An important section of Connecticut's economy, defense-related business (approximately 2.5% of gross state product), has declined significantly since the late 1980's and early 1990's, which has negatively affected Connecticut's economy. Defense contract awards to Connecticut firms have traditionally been among the highest in the nation, ranking from fifth to fourteenth among all states in total contract awards. For the fiscal year ending June 30, 1995, Connecticut firms were awarded contracts totalling $2.718 billion or 2.5% of all contracts awarded. This figure was up 10.9% from the previous fiscal year, but was down 55% from the peak of $6.08 billion awarded in fiscal year 1989. The decline over the last eight years is due largely to the reduction in the federal government defense-related spending. This change in defense contracts awarded, from a 15.4% decline over fiscal year 1994 to a 10.9% increase during fiscal year 1995, reflects a volatility that may impose difficulties for the Connecticut defense industry by complicating long range planning, reducing the funding of research and development, and impeding future capital investments.

         In recent years, a variety of factors, including difficulties in the banking and insurance industries in New England (which resulted in the tightening of credit), the reduction in defense employment, and the softening of the real estate and construction markets, have impeded the growth of the Connecticut economy which has, however, begun a modest recovery. Since 1993, Connecticut has experienced uninterrupted, but slow, economic growth in most sectors without causing the inflation, production bottlenecks and labor shortages associated with rapid growth. Connecticut housing starts, however, declined in fiscal 1996 by 6.9% over the prior year's housing starts. While housing starts were up for the first half of the fiscal year, a rise in mortgage interest rates during the second half of fiscal 1996, lingering winter weather, and slow economic growth contributed to the reversal of the previous two fiscal years' increases in housing starts.

         The annual average unemployment rate (seasonally adjusted) in Connecticut decreased to 5.1% in the fiscal year ended June 30, 1996 from 5.3% in the fiscal year ended June 30, 1995. This decrease in unemployment resulted not only from an increase in non-manufacturing employment, which is expected to continue as the economy expands, but from the exodus of residents from the state due to its tepid job market and early retirement brought on by down-sizing. Further improvement may be jeopardized due to the expected ongoing contraction in defense manufacturing employment and continued restructuring in the insurance and banking industries.

         Fiscal year 1996 ended with a surplus of almost $250 million, a significant turnaround from the previous years' budget, which reported the first deficit since 1992. The State Comptroller reported a surplus from the state's General Fund operations of approximately $93 million for the fiscal year ended June 30, 1993 (excluding proceeds received from deficit financing); a surplus of $51 million for the fiscal year ended June 30, 1994, and a deficit of $242 million for the fiscal year ended June 30, 1995. On

February 28, 1997, the State Comptroller's office reported that the General Fund operations were projected to show a deficit of $494,000 for the 1997 fiscal year. The Governor's recommended budget for the upcoming biennium includes a plan to substantially reduce this deficit primarily through legislative action to reduce spending and taxes and to create jobs.

         Historically, deficits have been funded by appropriations from a Budget Reserve fund comprised of unappropriated surpluses from previous fiscal years. To help fund the cumulative General Fund deficit of approximately $1.2 billion, the State issued $966 million in long-term debt obligations (Economic Recovery Fund Notes) in the 1992 fiscal year and approximately $25 million in the 1993 fiscal year. Payments of principal and interest on the Economic Recovery Fund Notes are projected to be paid from tax revenues transferred from the State's General Fund to the Economic Recovery Fund, a fund specifically established for the purpose of retiring the deficit notes. For the fiscal years ended June 30, 1994, 1995 and 1996, $149.6 million, $106.6 million and $89.5 million, respectively, were transferred from the General Fund to the Economic Recovery Fund. The issuance of these deficit notes could impact the State's bond ratings and increase the State's interest cost on all borrowings. In addition, deficit notes may reduce the State's flexibility in future budgets due to the higher fixed costs for debt service.

         In addition to the General Fund, the State also operates several Special Revenue Funds which are often used as a means of earmarking or reserving certain revenues to finance particular activities. These include, among others, the Transportation Fund, the Grant and Loan Programs Fund and the Housing Programs Fund. These Special Revenue Funds are generally funded by each fund's operating revenues. According to the State Comptroller's report, the Special Revenue Funds incurred an aggregate net operating deficit of $389 million in the fiscal year ended June 30, 1996 (excluding proceeds received from debt financing) which is a decrease from $381 million incurred in the fiscal year ended June 30, 1995. This deficit was incurred primarily by the Grant and Loan Programs Fund ($301 million operating deficit) and was financed by bond proceeds.

         The three major sources of revenue for the State are the personal income tax, the sales and use taxes, and the corporation business tax. According to the State Comptroller, the imposition of the personal income tax, which began in fiscal year 1991, raised approximately $2.5 billion in revenues in fiscal year 1995 and approximately $2.8 billion in fiscal year 1996.

         The authorization and issuance of State and municipal debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters are governed by statute and, pursuant to various public acts or special bond acts, the State has authorized and issued bonds for a variety of projects and purposes. The State has no constitutional or other limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. Section 3-21 of the Connecticut General Statutes does, however, provide that no indebtedness for borrowed money payable from the General Fund tax receipts of the state may be authorized by the General Assembly except such as shall not cause the aggregate amount of such indebtedness (with certain exclusions) to exceed 1.6 times the total estimated General Fund tax receipts of the state during the fiscal year in which any such authorization will become effective.

         In each of fiscal years 1995 and 1996, the State issued approximately $1 billion in long term general obligation bonds. Debt service as a percent of governmental expenditures for the fiscal year ended June 30, 1996 decreased to 8.0% from 8.4% for the fiscal year ended June 30, 1995. Public debt per capita increased to $2,670 for the fiscal year ended June 30, 1996 from $2,473 for the fiscal year ended June 30, 1995 and is currently more than double the public debt per capita for the fiscal year ended June 30, 1990. For the fiscal year ended June 30, 1996, State general obligation bonds were rated Aa, AA-, and AA by Moody's, S&P, and Fitch, respectively. Fitch reduced its rating from AA+ in March, 1995 due to a weak recovery from the recession compounded by continuing defense industry cutbacks and downsizing and mergers in the high profile insurance and financial sectors. For the fiscal year ended June 30, 1996, transportation-related special tax obligation bonds were rated A1, AA- and AA-, by Moody's, S&P and Fitch, respectively.

         In general, the State has borrowed money through the issuance of general obligation bonds, the payment of which is backed by the full faith and credit of the State. However, the State also has the power to authorize, and has authorized and issued, revenue bonds payable from project revenues and to some extent, supported by a pledge of certain taxes. Such bonds are not backed by the full faith and credit of the State. For example, the State adopted legislation that provides for the issuance of the transportation-related special tax obligation bonds, the proceeds of which are to be used to pay for improvements to the State's transportation system. The bonds are payable solely from motor vehicle, motor fuel and other transportation-related taxes and fees, charges and other receipts pledged therefor and deposited in the Special Transportation Fund. The amount of revenues for any such project is dependent on the occurrence of future events and may thus differ materially from projected amounts.

         In addition, the State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue producing projects. Five of such statewide authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted with respect to certain bonds issued by the City of West Haven for which the State has direct guarantee liability. From time to time, pursuant to public or special acts, the State has created or authorized the creation of other authorities with power to incur indebtedness and to finance projects, such as a statewide health and educational facilities authority. Indebtedness of such authorities does not constitute a liability or debt of the State.

         RISK FACTORS FOR THE FLORIDA FUND. The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description. This summary is based on publicly available information. The FLORIDA FUND has not independently verified the information.

         Municipal instruments of Florida issuers may be adversely affected by political, economic and legal conditions and developments within the state of Florida. In addition, the Florida constitution and statutes mandate a balanced budget as a whole, and require each of the separate funds (General Revenue Fund, Trust Funds and Working Capital Fund) within the budget to be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). The balanced budget requirement necessitates a continuous evaluation of receipts and expenditures and makes Florida vulnerable to a sharp unexpected decrease in revenues.

         The state of Florida is not authorized by law to issue obligations to fund governmental operations; but is authorized to issue bonds pledging its full faith and credit to finance or refinance the cost of state fixed capital outlay projects upon approval by a vote of the electors. However, Florida may issue revenue bonds without a vote to finance or refinance the cost of state fixed capital outlay projects which are payable solely from funds other than state tax revenues. Municipal instruments issued by cities, counties and other governmental authorities are payable either from their general revenues (including ad valorem and other taxes) within their jurisdiction or revenues from the underlying project. Revenue obligations issued by such governmental bodies and other entities are customarily payable only from revenues from the particular project or projects involved. The limitations on the state of Florida and its governmental agencies and Florida local governmental agencies may inhibit the ability of such issuers to repay existing municipal indebtedness and otherwise may affect their credit standing. In addition, the ability of such issuers to repay revenue bonds will be dependent on the success of the particular project to which such bonds relate.

         The state of Florida has grown dramatically. In 1950, Florida was the twentieth most populous state with a population of 2.8 million. In 1980, Florida was the seventh most populous state with a population of 9.7 million. As of April 1, 1995, Florida's population was approximately 14.1 million, ranking Florida as the fourth most populous state nationally and the most populous of the southeastern states. Florida continues to be the fastest growing of the 11 largest states.

         Florida's growth is partially caused by the number of retirees moving to take advantage of the favorable climate. In-migration has historically been a major driving force of Florida's economy. However, nationally, the growth in the number of young adults and retirees, the two groups most likely to move to Florida, is expected to decline significantly, as a result of changes in the overall age structure of the U.S. population. Demographers expect Florida's population growth in the 1990s to be significantly below the level of the 1980s. Since 1985, the State's average annual rate of population increase has been approximately 2.3%, as compared to an approximately 1.0% average annual increase for the nation as a whole. The average annual rate of population increase during the period 1990 to 1995 was 1.8%. The state's annual population growth is expected to hover close to the 250,000 range throughout the 1990s.

         Florida's population growth is one reason why Florida's economy has generally performed better than the nation as a whole. However, continued population growth is no assurance of a strong economy. In addition, despite projections for slower overall population growth, an acceleration in the growth rate of Florida's school age population and over-80 population is expected, increasing the demands for government services particularly in the education and health care areas.

         While Florida is a leading site for retirement, it is also attracting a significant number of working-age people. For instance, since 1985, the prime working-age population (18-44 years of age) has grown at an average annual rate of approximately 2.2%. As expected, job seekers moving to the State are settling primarily in the metropolitan areas, such as Metro-Dade, Orlando, Tampa, St. Petersburg and Jacksonville. The share of Florida's total working-age population (18-59 years of age) to total state population is approximately 54% and is not expected to change appreciably through the year 2000.

         Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (including social security and pension benefits, among other sources of income) are a relatively more important source of income than in the nation, generally, and the southeast. Property income, and transfer payments are typically less sensitive to national business cycles than employment income and therefore, have traditionally acted as a stabilizing force within Florida's economy during weak economic periods. Florida's retirement age population, living in part on interest income, will be adversely affected by any drops in interest rates. Efforts at both the state and federal level are underway to reduce health care expenditures and Florida relies more than most other states on federal Medicare and Medicaid dollars targeted to the elderly. In addition, cuts in entitlements such as Social Security could have an adverse impact on Florida's economy. Feared entitlement cuts themselves have the effect of reducing the consumer confidence of Florida's elderly population.

         The service sector is Florida's largest employer. Florida is predominantly a service-oriented state, in the bottom fifth of states in per capita value added to the economy by manufacturing. In contrast, the southeast and the nation have a greater proportion of manufacturing jobs which tend to pay higher wages. Recent consolidations, restructurings and failures in the service sector have adversely affected the Florida economy. In addition, manufacturing jobs in Florida differ substantially from those available nationwide and in the southeast, which are more concentrated in areas such as heavy equipment, primary metals, chemicals and textile mill products. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of manufacturing jobs tend to be less cyclical than other forms of manufacturing employment. Florida's manufacturing sector has kept pace with the nation, at about 2.6% of the total U.S. manufacturing employment, since the beginning of the 1990's. However, defense cutbacks and a diminished space program will make it difficult to expand or even maintain Florida's existing small high-tech manufacturing base.

         In the area of international trade, Florida is considered well positioned to take advantage of strong economic growth in Latin America. Florida's exports to its top five Latin American markets (Brazil, Columbia, Argentina, Venezuela and Dominican Republic) reached $10 billion in 1994.

         Since 1985, the state's population has increased an estimated 26.1%. In the same period of time, Florida's total employment has grown by 28.5%. In 1995, Florida's job base grew by about 168,000 or 2.9%, however, a large portion of the new jobs were temporary positions. Presently, the state's service industries constitute nearly 87% of total non-farm employment. The average unemployment rate in Florida since 1986 has been approximately 6.2%, while the national average is 6.2%.

         Florida's economy has been and currently is dependent on the highly cyclical construction and construction related manufacturing sectors. Florida's single and multi-family housing starts accounted for approximately 8.5% of total U.S. housing starts in 1995, although Florida's population is 5.4% of the U.S. population. Total housing starts were 115,500 in 1995. Traditionally, Florida's rapid growth in population has been a driving force behind Florida's construction industry. However, factors such as Federal tax reform, the availability and cost of financing, overdevelopment, impact and other development fees and Florida's growth management legislation and comprehensive planning requirements may adversely affect construction activity. Lower interest rates will tend to stimulate construction, while increased rates will diminish construction activity.

         Tourism is one of Florida's  most important  industries.  Approximately
40.7 million domestic and international tourists visited Florida in 1995. In terms of business activities and state tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Visitors to the state tend to arrive by aircraft slightly more so than by automobile. The state's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality. Besides a sub-tropical climate and clean beaches that attract people in the winter months, the state has added, among other attractions, a variety of amusement and educational theme parks. This diversification has helped to reduce the seasonal and cyclical character of the industry and has effectively stabilized tourist related employment as a result.

         The greatest single source of tax receipts in Florida is the sales and use tax, which accounted for approximately $10.7 billion of revenue in the 1994-1995 fiscal year. The state's dependence on sales taxes keeps the state susceptible to economic downturns which could cause a reduction in sales tax collections.

         Florida depends more on sales taxes than most other states. This reliance has increased over time primarily because of a constitutional prohibition of a personal income tax and the reservation of ad valorem property taxes to local governments. The State does not levy ad valorem taxes on real property or tangible personal property. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes.

         Slightly less than 10% of the sales tax is designated for local governments and is distributed to the counties in which it is collected for local use by such counties and their municipalities. In addition, local governments may have (by referendum) limited authority to assess discretionary sales surtaxes within their counties.

         Due to its involvement in a wide range of activities and the complexity of its system of taxation, Florida is a party to various legal actions. The outcomes of some of these actions could significantly reduce Florida's ability to collect taxes, force Florida to refund taxes already collected, require the State to pay damage awards, or result in the loss of valuable state property. Furthermore, past and pending litigation, to which Florida is not a party, may create precedents which may effectively result in future costs or revenue losses. In addition, the issuers may be involved in a variety of litigation which could have a significant adverse impact on their financial standing.

         Florida's local governments operate in a restrictive legal and political fiscal environment. They are faced with State imposed revenue raising and revenue expenditure constraints, fast paced population growth, and citizen's expectations for expanded services without higher property taxes. The Florida Constitution preempts to the State all revenue sources not specifically provided by law, except for the ad valorem property tax. It also limits levies of local governments to 10 mills ($10 per thousand dollars of taxable assessed valuation). A constitutionally mandated homestead tax exemption ($25,000) also has eroded the tax base of many less populated counties. In addition, a recent constitutional amendment limits the ability of local governments to increase the assessed valuation of homestead property, which, together with the 10 mill limitation, could have a substantial adverse affect on local governments in the future. The State also requires that agricultural property be assessed according to its value in current use rather than its fair market value. Florida's local governments cannot impose a personal income or payroll tax.

         Florida's Growth Management Act requires local governments to prepare growth plans for approval by the State. These growth plans must insure that new development will not be permitted unless adequate infrastructure such as roads, sewer, water and parks are available concurrently with the development. Known as "concurrency," this requirement has put heavy economic and political pressure on local governments. In addition, the Growth Management Act has spawned litigation involving local governments, which itself consumes resources, and in which an adverse outcome can adversely affect the local governments involved.

         In November, 1994, the voters of Florida approved the State legislature's joint resolution to amend the Florida Constitution. This amendment limits the amount of taxes, fees, licenses and charges imposed by the legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State legislature. Any excess revenues generated must be put into the Budget Stabilization Fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the revenue limitation, however, are revenues pledged to State bonds.

         The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the size of offerings, maturity of the obligations, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

         General obligation bonds issued by the state of Florida have consistently been rated Aa and AA by Moody's and S & P, respectively. There is no assurance that such ratings will be maintained for any given period of time or that they may not be lowered, suspended or withdrawn entirely by such rating agencies, or either of them if circumstances warrant. Any such downward change in, suspension of, or withdrawal of such ratings, may have an adverse affect on the market price of Florida municipal instruments. Moreover, the rating of a particular series of revenue bonds or municipal obligations relates primarily to the project, facility, governmental entity or other revenue source which will fund repayment.

         Florida's rapid growth is straining resources but has also permitted the expansion of local governments and creates greater economic depth and diversity. While infrastructure developments have lagged behind population growth, it is expected that more infrastructure projects will be created, thereby increasing Florida's governmental indebtedness and the issuance of additional municipal instruments.

         While the bond ratings and some of the information presented above may indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular municipal instruments in the portfolio of the FLORIDA FUND will not be adversely affected by any changes in the economy. In addition, the economic condition in Florida as a whole is only one factor affecting individual municipal instruments, which are subject to the influence of a multitude of local political, economic and legal conditions and developments.

         RISK FACTORS FOR THE GEORGIA FUND. The GEORGIA FUND will concentrate its investments in debt obligations of the state of Georgia and guaranteed revenue debt of its instrumentalities (the "Georgia Obligations"). The Georgia Obligations may be adversely affected by economic and political conditions and developments within the state of Georgia. The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of the payment of interest and principal on the Georgia Obligations.

         For fiscal year 1997, the Georgia General Assembly authorized $414,482,451.00 in general obligation debt, with existing obligations totaling $408,438,501.00. The 1996C series of Georgia general obligation bonds is rated Aaa, AA+, and AAA by Moody's, S&P, and Fitch, respectively.

         Georgia's net revenue collections for the fiscal year ending June 30, 1996, amounted to $9,928,508,322.31, an 8.9% increase from the previous fiscal year, but slightly lower than originally projected. Estimated revenue from taxes and fees for fiscal year 1997 is projected to be $10,629,000,000.00, with an additional $546,198,773.00 in lottery proceeds.

         According to the Department of Labor for the State of Georgia, Georgia's current unemployment rate is 4.7%, placing Georgia below the national average unemployment rate. Georgia's low unemployment rate is not expected to decrease significantly. Total employment in Georgia is projected to increase by nearly thirty percent by the year 2005, with large increases forecasted in service industries. Georgia's population is expected to grow steadily with projected population to increase to over eight million people by the year 2005.

         RISK FACTORS FOR THE MARYLAND FUND. Some of the significant financial considerations relating to the investments of the MARYLAND FUND are summarized below. This information is derived principally from official statements and preliminary official statements released on or before February 20, 1997, relating to issues of Maryland obligations and does not purport to be a complete description.

         The State's total expenditures for the fiscal years ending June 30, 1994, June 30, 1995 and June 30, 1996 were $12.351 billion, $13.528 billion and
$14.169 billion, respectively. As of February 26, 1997, it was estimated that total expenditures for fiscal year 1997 would be $15.080 billion. The State's General Fund, representing approximately 55% - 60% of each year's total budget, had an unreserved surplus on a budgetary basis of $60 million in fiscal year 1994, an unreserved surplus of $132.5 million in fiscal year 1995 and an unreserved surplus of $13.1 million in fiscal year 1996. The State Constitution mandates a balanced budget.

         In April 1996, the General Assembly approved the $14.631 billion 1997 fiscal year budget. The Budget includes $2.9 billion in aid to local governments (reflecting a $121.5 million increase in funding over 1996 that provides for substantial increases in education, health and police aid), and $13.2 million in general fund deficiency appropriations for fiscal year 1996. The Revenue Stabilization Account was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. It is anticipated that the balance of the Revenue Stabilization Account as of June 30, 1996 will be $500 million. The 1997 Budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes. When the 1997 Budget was enacted, it was estimated that the general fund unreserved surplus on a budgetary basis at June 30, 1997, would be approximately $22.5 million; as of February 26, 1997 that surplus estimation had risen to $102.7 million.

         In January of 1997 the Governor submitted his proposed fiscal year 1998 Budget to the General Assembly. The Budget includes $3.1 billion in aid to local governments (reflecting a $169 million increase over 1997 that provides for substantial increases in education, health and police aid), and $0.4 million in general fund deficiency appropriations for fiscal year 1997. It is estimated that the general fund surplus on a budgetary basis at June 30, 1998 will be approximately $7.6 million. In addition, it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1998 will be $631 million.

         The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The State Constitution prohibits the contracting of State debt unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

         According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are rated "Aaa" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State that are rated by Moody's carry an "A" rating or better except for those of Allegheny County, which are rated "Baa". The general obligation bonds of Baltimore City, one of the most populous municipalities in Maryland, are rated "A1" by Moody's and "A" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "A" by Moody's and "AA" by S&P. Most Maryland Health and Higher Education Authority and State Department of Transportation revenue bonds issues have received an "A" rating or better from Moody's. See Appendix A for a description of municipal bond ratings.

         While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

         RISK FACTORS FOR THE MASSACHUSETTS FUND. Some of the significant financial considerations relating to the investments of the MASSACHUSETTS FUND are summarized below. This information is derived principally from official statements and preliminary official statements released on or before March 12, 1997, relating to issues of Massachusetts obligations and does not purport to be a compete description.

         Annual expenditures by the Commonwealth of Massachusetts for programs and services provided by state government for fiscal years 1990 and 1991 exceeded total current year revenues. The fiscal 1990 and 1991 budgetary deficits were in effect funded by the issue of $1.42 billion of bonds. Total revenues and other sources exceeded total expenditures and other uses in fiscal 1992, 1993, 1994, 1995 and 1996 by approximately $312.3 million, $13.1 million,
$26.8 million, $136.7 million and $446.4 million, respectively.

         The Commonwealth's fiscal 1997 budget was based on estimated total revenues and other sources of approximately $18.163 billion. Total expenditures and other uses for fiscal 1997 were estimated at approximately $17.853 billion. The fiscal 1997 budget proposed that the $310 million difference between estimated revenues and other sources and expenditures and other uses by provided for by application of the beginning fund balances for fiscal 1997, to produce estimated ending fund balances for fiscal 1997 of approximately $863 million. The fiscal 1997 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

         On January 22, 1997 the governor submitted his fiscal 1998 budget recommendations to the legislature which provide for budgeted expenditures and other uses of approximately $18.224 billion. The recommended fiscal 1998 spending level is approximately $520 million above the fiscal 1998 budgeted expenditures and other uses of $17.704 billion. The Governor's recommendations project fiscal 1998 ending fund balances of approximately $711 million. The Governor's recommendations are, of course, subject to legislative consideration.

         On February 25, 1997, the State Treasurer and the Secretary of Administration and Finance released a revised cash flow projection for fiscal 1997 and an initial cash flow projection for fiscal 1998. The revised fiscal 1997 cash flow projection increased the estimated year end cash balance from approximately $353 million to approximately $418 million. The fiscal 1997 and 1998 estimates contained in the preceding two paragraphs do not reflect any revised revenue and spending estimates used in connection with the cash flow projections.

         On December 13, 1996 the County of Middlesex defaulted on the payment of $4,500,000 of its general obligation notes issued in connection with the operation of the County hospital. Litigation has been brought against the County by the holders of the notes, and the Governor and members of the legislature are considering various options to deal with the default, including the abolishment of county government in Massachusetts.

         In Massachusetts the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, by limiting the amount by which the total property taxes may increase from year to year. The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in Commonwealth funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in fiscal 1993, 1994, 1995 and fiscal 1996 and is expected to increase again in fiscal 1997.

         Limitations on Commonwealth tax revenues have been established by enacted legislation approved by the Governor on October 25, 1986 and by public approval of an initiative petition on November 4, 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bond and notes or for payments on Commonwealth guarantees. Commonwealth tax revenues in fiscal 1987 exceeded the limit imposed by the initiative petition resulting in an estimated $29.2 million reduction which was distributed to taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. Tax revenues since fiscal 1988 have not exceeded the limit set by either the initiative petition or the legislative enactment.

         The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principals (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1990, 1991, 1992, 1993 and 1994 with fund deficits of approximately $1.896 billion, $761.2 million, $381.6 million, $184.1 million and $72 million, respectively. GAAP basis financial statements for fiscal 1995 indicate that the Commonwealth ended such year with a fund equity of approximately $287.4 million. GAAP basis financial statements for fiscal 1996 indicate that the Commonwealth ended such year with a fund equity of $709.2 million.

         RISK FACTORS FOR THE MICHIGAN FUND. The information set forth below is derived in part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State").

         The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be an important part of the State's economy. These particular industries are highly cyclical and in the period 1995-96 operated at somewhat less than full capacity but at higher levels than in the immediate prior years. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

         The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are derived approximately 59 percent from the payment of State taxes and 41 percent from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax and sales tax. Significant portions of tax revenues are designated for the State's School Aid Fund and are transferred to school districts for the financing of primary and secondary school operations.

         The Michigan State General Fund balances for the 1989-90 and 1990-91 fiscal years were negative $310 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended September 30, 1992. General Fund surplus at the end of fiscal years 1992-93 through 1994-95 was transferred, as required by statute, to the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). A General Fund surplus for fiscal year 1995-96, which ended September 30, 1996, is expected to result in a preliminary unreserved BSF balance at September 30, 1996 of $994.1 million. The State's Annual Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.

         Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

         Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

         Many of Michigan's local school districts have filed lawsuits against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs. The aggregate total amount of liability on the lower court judgments in these cases, including a case captioned Donald Durant, et al v State of Michigan, which is on appeal before the Michigan Supreme Court, was estimated at $495 million as of August 1995.

         Currently, the State's general obligation bonds are rated Aa by Moody's, AA by Standard & Poor's and AA by Fitch. Moody's upgraded its rating from A1 to Aa in July, 1995. To the extent that the portfolio of the MICHIGAN FUND is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

         RISK FACTORS FOR THE MINNESOTA FUND. The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the MINNESOTA FUND, and does not purport to be a complete description.

         The State of Minnesota has experienced certain budgeting and financial problems since 1980.

         In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

         The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

         After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

         A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

         The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

         After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993, was $463 million.

         The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

         A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

         The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

         Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

         Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

         After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

         The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

         A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

         The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

         The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

         After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund balance at June 30, 1995, was $481 million.

         The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

         Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statute requires that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

         A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

         In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

         The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they received the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

         The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

         After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

         The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

         Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

         In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

         A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997, at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999, was projected at $1.7 billion.

         The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the MINNESOTA FUND are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

         At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the MINNESOTA FUND, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

         Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the MINNESOTA FUND might be adversely affected, and the value of the shares of the MINNESOTA FUND might also be adversely affected.

         In October 1996 the State's bond ratings were Aaa by Moody's, AA+ by S&P, and AAA by Fitch.

         Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the MINNESOTA FUND or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

         RISK FACTORS FOR THE MISSOURI FUND. The following is a discussion of certain risk factors relevant to the MISSOURI FUND. The MISSOURI FUND will concentrate its investments in debt obligations of the State of Missouri and its local governmental entities ("Missouri Obligations"). The value of and the payment of interest and principal on the Missouri Obligations may be adversely affected by economic and political conditions and developments within or without the State of Missouri. The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of the

Missouri Obligations. The facts discussed herein were obtained primarily from published information regarding Missouri state entities. The information relates exclusively to the State of Missouri and is not intended to include any details relating to debt obligations of local governmental entities located in the State of Missouri that may be acquired by the MISSOURI FUND. The discussion is limited to the general economic conditions in the State of Missouri.

         Population. The following information was obtained from the report of the Bureau of the Census, United States Department of Commerce, in the 1991 Statistical Abstract of the United States (the "1990 Census"). As of 1990, the population of the State of Missouri was 5,117,073, which caused Missouri to rank 15th in total population among the states. The portion of Missouri's population that was comprised of individuals classified as minorities was 13.1% as compared to the United States ("U.S.") average of 24.4%. According to the 1990 Census, the population of the State of Missouri increased 4.1% from 1980 to 1990, while the population of the U.S. increased 9.8% during the same period. Comparatively, during the decade between 1970 and 1980, Missouri's population increased 5.1% while the U.S. population increased 11.4%. The Missouri Department of Economic Development has projected that the population of Missouri will increase 3.5% from 1990 to 2000 and 2.4% from 2000 to 2010, so that Missouri will have a total estimated population of approximately 5,458,000 by 2010. Without an adequate population to support a meaningful tax base, state tax revenues may not be sufficient for the State of Missouri to make payments on its debt obligations.

         Economy. Missouri's economy is divided primarily among agriculture, manufacturing, services, trade and government. The Missouri Division of Employment Security reported in January, 1997, that the largest non-agricultural employers were services with 27.4% of the non-agricultural work force, trade (wholesale and retail) with 23.8% of the non-agricultural work force, manufacturing with 16.2% of the non-agricultural work force and government with 15.9% of the non-agricultural work force. According to the U.S. Department of Commerce, Missouri's gross state product, the aggregate of all economic activity and wealth produced in the State of Missouri, rose from $53.1 billion in 1980 to $101.5 billion in 1990, representing an average annual increase of approximately 6.7%. During the same period, the U.S. gross national product increased approximately 7.0% per year. The annual per capita personal income for the State of Missouri for 1993, 1994 and 1995 was $19,557, $19,557, $20,717 and $21,627,
respectively, while the U.S. annual per capita income for the same years was $20,810, $21,846 and $23,193. The University of Missouri in Columbia, Missouri (the "University") has projected that the per capita income for Missouri residents will increase 4.6% in calendar year 1997 and will rise approximately 2% annually throughout the next decade; while per capita income for U.S. residents will increase 5.0% each year during the same periods. Inadequate state gross product or per capita income could adversely affect the State's tax revenues and, therefore, its ability to meet its current debt obligations.

         Employment. The Missouri Department of Labor and Industrial Relations has reported that Missouri's unemployment rates for fiscal years 1994, 1995 and 1996 were 5.8%, 4.6% and 4.3%, respectively, while the U.S. unemployment rates for the same periods were 6.5%, 5.7% and 5.4%. The University has projected that Missouri's unemployment rate for calendar year 1997 will be 4.5%, with a slight increase in the Missouri unemployment rate over the next few years; while the U.S. unemployment rate for the same periods will be 5.4% in 1997, without any projected change by the year 2000. If the State has significant unemployment in future years, the State's tax revenues may not be adequate to pay its debt obligations.



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


         State Revenues. The State of Missouri operates from a General Revenue Fund ("General Fund"). The General Fund includes funds received from tax revenues and federal grants. For fiscal year 1996, the State derived approximately 17.0% of the General Fund revenue from sales and use taxes, 32.6% from individual income taxes and 5.0% from corporate income taxes.

         The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. This limit is related to total state revenues for fiscal year 1981, as defined in Article X, Sections 16 through 24 of the Missouri State Constitution, and is adjusted annually in accordance with a formula related to increases in the average personal income of Missouri residents for certain designated periods. Inadequate tax revenues due to the constitutional limitations may adversely affect the State's ability to pay its debt obligations.

         Federal grants account for approximately 27.6% of the General Fund revenues for fiscal year 1996. No assurances can be given that the amount of federal grants previously provided to the State will continue, and the amount of federal grants received by the State may have an effect on its ability to pay its debts.

         The U.S. District Courts in St. Louis and Kansas City ordered the State to make payments totaling $273.9 million during fiscal year 1996 and $314.3 million during fiscal year 1995 to fund the State's share of certain court-ordered desegregation plans. These amounts constituted approximately 4.5% of the State's General Fund revenue (exclusive of federal grants) for fiscal year 1996 and 6.0% of the State's General Fund revenue (exclusive of federal grants) for fiscal year 1995. In 1997, the U.S. District Court approved a plan in which the State would be required to make desegregation payments totaling $320 million during the 1996-1997, 1997-1998, and 1998-1999 school years. After the 1989-1999 school year, the State, under the plan approved by the District Court, will no longer be obligated to make court-ordered desegregation payments.

         The Missouri State Constitution mandates a balanced annual state budget. The requirement of a balanced state budget may affect the ability of the State of Missouri to repay its debt obligations. For fiscal year 1995, the General Fund revenue, minus federal grants, amounted to $5,390.2 million, which represented a 15.7% increase in General Fund revenue over the previous fiscal year. The balance in the General Fund as of the end of the 1995 fiscal year was $780.2 million. This represented a 52.0% increase in the General Fund balance from the end of fiscal year 1994.

         For fiscal year 1996, the State budgeted, exclusive of federal grants, $5,455.6 million in General Fund revenue, which represented a 1.2% increase from the actual revenue amount for fiscal year 1995. However, for fiscal year 1996, the actual General Fund revenue, exclusive of federal grants, was approximately $5,778.0 million, which was 5.9% higher than budgeted and represented a 7.2% increase from fiscal year 1995. The actual General Fund balance at the end of fiscal year 1996 was $1,482.1 million, which was 90.0% higher than the balance at the end of fiscal year 1995. This increase, along with increases in fiscal years 1992, 1993, 1994 and 1995 helped to offset decreases in fiscal years 1990 and 1991 which had reduced the General Fund balance from $436.5 million at the end of fiscal year 1989 to $214.7 million at the end of fiscal year 1991. For fiscal year 1997, the State of Missouri budgeted, exclusive of federal grants, $6,000.3 million in General Fund revenue, which represents a 3.8% increase from the actual revenue amount for fiscal year 1996. There are no assurances that the revenues and fund balances budgeted will be attained in the future. Decreases in revenues and the General Fund balance could adversely affect the State's ability to pay its debt obligations.

         State Bond Indebtedness. The State of Missouri is barred by Article III, Section 37 of the Missouri State Constitution from issuing debt instruments to fund government operations. However, it is authorized to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital - general obligation bonds and revenue bonds. The State has authorized and issued general obligation bonds through two state agencies for two specific needs. Water Pollution Control Bonds have been issued to provide funds for the protection of the environment through the control of water pollution. State Building Bonds have been issued to provide funds to improve state buildings and property. Payments on the general obligation bonds are made from the General Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected.

         In addition to state general obligation bonds, the State of Missouri has statutes that enable certain local political or governmental authorities, such as cities, counties and school districts, to issue general obligation bonds. These local general obligation bonds are required to be registered with the State Auditor's Office. Local general obligation bonds are backed by the general revenues (including ad valorem and other taxes) of the particular local governmental or political authority issuing such bonds. The State of Missouri generally has no obligation with respect to such bonds.

         The State is also authorized to issue revenue bonds. Revenue bonds generally provide funds for a specific project, and repayments are generally limited to the revenues from that project. However, the State may enact a tax specifically to repay the State's revenue bonds. Therefore, a reduction of revenues from a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds. No assurances can be given that the State will receive sufficient revenues from the projects, or that the State will enact and collect a tax to be used to make the required payments on such bonds.

         As of June 30, 1996, according to the Committee on Legislative Research of the State of Missouri, the State of Missouri had outstanding total state general obligation bond debt amounting to $896,935,000 in principal and $460,362,296 in interest to be paid over the period such debt remains outstanding. On the same date, the State had outstanding total state revenue bond debt amounting to $120,785,000 in principal and $60,918,728 in interest to be paid over the period such debt remains outstanding. In addition to the state bond debt, as of June 30, 1996, the total outstanding principal amount of debt issued by independent statutory authorities in Missouri was $6,560,235,437. Factors that may adversely affect the ability of the issuers to repay their debts include (1) statutory and constitutional limitations on the State of Missouri, and its agencies and local political and governmental authorities and
(2) the success of the projects to which the debts relate.

         Missouri Bond Ratings. S&P and Moody's rating service of state bond issuers generally rate a bond issuer's ability to repay debt obligations. The general obligation bonds issued by the State of Missouri are currently rated AAA by S&P and Aaa by Moody's, the highest rating for each agency. However, prolonged uncertainty over the State's current financial outlook could impair the State's ability to maintain such ratings. No assurances can be given that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency. Any reduction in, suspension of, or withdrawal of such ratings may have an adverse effect on the resale market price of Missouri bonds. With respect to the rating of revenue bonds, such rating generally depends on the amount of the revenue from the specific project.

         RISK FACTORS FOR THE NEW JERSEY FUND. Public agencies within the State of New Jersey are authorized to issue two general classes of indebtedness, the interest on which is exempt from Federal income taxation; general obligation bonds and special obligation or revenue bonds. Both classes of bonds may be included in the NEW JERSEY FUND'S portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuing entity, backed up by such entity's taxing authority, without recourse to any specific project or source of revenue. Special obligation or revenue bonds are typically repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and are issued by entities without taxing power. Unless specifically guaranteed, neither the State of New Jersey, any county, municipality nor any political subdivisions thereof (except for the issuing entity) are liable for the payment of principal of or interest on revenue bonds.

         General obligation bonds are repaid from revenues obtained through the issuing entity's general taxing authority. The current political climate encourages maintaining or even lowering current tax levels. New Jersey law, however, requires taxes to be levied to repay debt.

         Any reduction in the amount of revenue generated by a facility or project financed by special obligation bonds will affect the issuing entity's ability to pay debt service on such bonds and no assurance can be given that sufficient revenues will be obtained from the facility or project to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         There are several types of public agencies in New Jersey that are authorized to issue revenue bonds for essential public purposes, including utilities authorities, improvement authorities, sewerage authorities, housing authorities, parking authorities, redevelopment agencies and various other authorities and agencies. These public agencies have issued bonds for the construction of hospitals, housing facilities, pollution control facilities, water and sewage facilities, power and electric facilities, resource recovery facilities and other public projects or facilities. Certain difficulties may occur in the construction or operation of such facilities or projects that would adversely affect the amount of revenues derived therefrom in order to support the issuing entity's payment obligation on the bonds issued therefor. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislature to limit costs for health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities and resource recovery facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         The New Jersey Economic Development Authority (the "EDA") is a major issuer of special obligation bonds on a conduit basis in connection with its authority, pursuant to New Jersey law, to make loans and extend credit for the financing of projects for public purposes. The EDA issues the bonds and loans the proceeds to a borrower who agrees to repay the EDA amounts sufficient to pay principal and interest on the bonds when the same becomes due.

         Some borrowers that financed facilities with proceeds of industrial development bonds issued by the EDA have defaulted on their repayment obligations to the EDA. Since these special obligation bonds were payable only from money received from the specific projects that were funded or from other sources pledged by the borrower to support its repayment obligation, the EDA was unable to pay debt service to the holders of the bonds issued for the respective projects. However, because each issue of special obligation bonds depends on its own revenue for repayment, these defaults should not affect the ability of the EDA to pay debt service on other bonds it issues in the future on behalf of qualified borrowers.

         New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,042 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes almost one-fourth of the country's population.

         New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors.

         After enjoying an extraordinary boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). Initially, this slowdown was an expected response to New Jersey's tight labor market and the fewer number of young persons from the "baby boom" generation born in the late 1960s and early 1970s, entering the labor force.

         By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. As the rapid acceleration of real estate prices forced many would-be homeowners out of the market and high non-residential vacancy rates reduced new commitments for offices and commercial facilities, construction employment began to decline; also growth had tapered off markedly in the service sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of a recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing; jobs have also been trimmed in trade, government, finance/insurance/real estate and transportation/communications/public utilities. Partially offsetting gains have occurred in health care and other private service activities.

         Although evidence of a recovery in New Jersey is still sparse, homebuilding, public works, construction activity and retail sales appear to be improving. The economic recovery, however, is likely to be slow and uncertain. Some sectors, like commercial and industrial construction, will undoubtedly lag because of continued excess capacity. Also, employees in recovering sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Other firms, such as banking institutions will continue to merge or downsize to increase profitability, which will add to consumer uncertainty. As a result, job gains will probably come grudgingly and unemployment will recede at a correspondingly slow pace.

         To the extent that any adverse conditions exist in the future that affect the ability of public agencies within New Jersey to pay debt service on their obligations, the value of the NEW JERSEY FUND may be immediately and substantially affected.

         RISK FACTORS FOR NEW YORK INSURED. NEW YORK INSURED is highly sensitive and vulnerable to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities and authorities that issue the Municipal Instruments in which New York Insured concentrates its investments. The following information as to certain risk factors associated with New York Insured's concentration in Municipal Instruments issued by New York issuers is only a brief summary, does not purport to be a complete description, and is based upon disclosure in Official Statements relating to offers of Municipal Instruments, and other publicly available information, prior to the end of March, 1997. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information after the date thereof.

         The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service.

         Moderate growth in the State economy is projected in 1997 for employment, wages and personal income, followed by a slight slowing in 1998. Personal income is estimated to have grown by 5.2 percent in 1996, fueled in part by an unusually large increase in financial sector bonus payments, and is projected to grow 4.5 percent in 1997 and 4.2 percent in 1998. Overall employment growth will continue at a modest rate, reflecting the moderate growth of the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

         Significant uncertainties exist in the foregoing forecasts. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust.
Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

         EXECUTIVE BUDGET. The Governor presented his 1997-98 Executive Budget to the Legislature on January 14, 1997. The Executive Budget also contains financial projections for the State's 1998-99 and 1999-2000 fiscal years, detailed estimates of receipts and an updated Capital Plan. As provided by law, the Governor prepared amendments to his 1997-98 Executive Budget and such amendments were reflected in a revised Financial Plan on or before February 13, 1997. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth herein.

         The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year. As compared to the 1996-97 Financial Plan the Executive Budget proposes a year-to-year decline in General Fund spending of
0.2 percent. State funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 1.2 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 2.2 percent from the prior fiscal year.

         The Executive Budget proposes $2.3 billion in actions to balance the 1997-98 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1997-98 were projected to grow by approximately 4 percent. This increase would have resulted from growth in Medicaid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1996-97. General Fund Receipts were projected to fall by roughly 3 percent. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1996-97 and implementation of previously enacted tax reduction programs.

         The Executive Budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-97 projected budget surplus, and other actions. The 1997-98 Financial Plan projects receipts of $32.88 billion and spending of $32.84 billion, allowing for a deposit of $24 million to the Contingency Reserve Fund, a year-ending Contingency Reserve Fund reserve of $65 million and a required repayment of $15 million to the Tax Stabilization Reserve Fund.

         The Division of the Budget has expressed its belief that the economic assumptions and projections of receipts and disbursements accompanying the 1997-98 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

         Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Risks to the Financial Plan include either a financial market or broader economic "correction." In addition, a normal "forecast error" of one percentage point in the expected growth rate could raise or lower receipts by $600 million during the last year of the projection period. Potential changes to federal tax law could alter the federal definitions of income on which many State taxes rely. Significant federal disallowances or other actions could also affect State finances.

         To make progress toward addressing recurring budgetary imbalances, the 1997-98 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal years. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1997-98 or in future fiscal years.

         The Executive Budget contains several tax initiatives which are projected to reduce total receipts by $170 million in 1997-98, including the School Tax Relief initiative (STAR), a multi-year property tax reduction proposal that would replace local revenues with dedicated State revenues and would be expected to reduce personal income tax receipts by $110 million in 1997-98; changes in estate and gift tax laws which would be expected to reduce revenues from these taxes by $10 million in 1997-98; and an unspecified $50 million tax reduction program designed to spur private sector job creation in the State.

         In addition, there has been discussion of additional tax reductions, beyond those reflected in the State's current projections for 1997-98 and the out years that, if enacted, could make it more difficult to achieve budget balance over this period. In particular, modifying the State's sales tax treatment of clothing has been discussed. The State now receives approximately $700 million annually under the current tax statutes from taxation on clothing, and localities receive a roughly equivalent amount.

         New federal legislation enacted in 1996 abolished the federal Aid to Families with Dependent Children program (AFDC), creates a new Temporary Assistance to Needy Families program (TANF) funded with a fixed federal block grant to states, imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to comply with the new federal welfare law no later than July 1, 1997. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

         An additional risk to the 1997-98 Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, two pending matters challenge regulations promulgated by the Superintendent of Insurance establishing excess medical malpractice premium rates; certain aspects of petroleum business taxes are the subject of administrative claims and litigation; several cases challenge State laws which alter the home Medicaid reimbursement methodology and other related matters; two actions challenge the practice of using patients' Social Security benefits for the cost of care at State mental health facilities; one action alleges that State and New York City shelter allowances granted to recipients of public assistance is inadequate; one case seeks reimbursement for certain costs of providing preschool services and programs for handicapped children; the United States alleges that the City of Yonkers, the State Education Department and State Urban Development Corporation have not fulfilled their responsibilities to alleviate racial segregation; several pending matters involve Indian claims to land in the State; one action seeks damages related to the State Department of Environmental Conservation's alleged failure to provide timely and accurate data; and one case challenges enactment of the Clean Water/Clean Air Bond Act of 1996 and its implementing legislation.

         AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the project financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. State legislation authorizes financing techniques for public authorities such as State (i) guarantees of public authority obligations, (ii) lease-purchase and contractual-obligation financing arrangements and (iii) statutory moral obligation provisions. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities, particularly those using the financing techniques specified above, were to default on their respective obligations. In addition, certain statutory arrangements provide for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to certain public authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State assistance.

         Debt service on outstanding public authority obligations is normally paid out of revenues generated by the public authorities' projects or programs, but in recent years the State has provided special financial assistance, in some cases of a recurring nature, to certain public authorities, for operating and other expenses and for debt service pursuant to its moral obligation indebtedness provisions or otherwise. Additional assistance is expected to be required in the State's 1996-97 fiscal year and in future years. The State's experience has been that if any public authority suffers serious



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financial difficulties, both the ability of the State and its public authorities to obtain financial assistance in the public credit markets and the market price of the State's and its public authorities' outstanding bonds and notes may be adversely affected.

         Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. For example, the Metropolitan Transportation Authority receives the bulk of this money in order to carry out mass transit and commuter services.

         MUNICIPALITIES. The counties, cities, towns and villages of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the finances and welfare of such subdivisions as well as school districts, fire districts and other district corporations, especially in the areas of education and social services. Certain localities have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year. The fiscal stability of the State is thus related to the fiscal stability of its localities, including The City of New York. A number of factors could affect localities during the State's 1996-97 and 1997-1998 fiscal years and thereafter.

         NEW YORK CITY

         The fiscal health of the State may be affected by the fiscal health of The City of New York ("the City"), which continues to require significant financial assistance form the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Although the City has balanced its budget since 1981, estimates of the City's future revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected Federal or State aid is not forthcoming; if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes, or necessitate increased expenditures for public assistance; if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan; or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for The City of New York ("MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates. The City's financial plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with



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


projected budget gaps.

         The City's projections are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         The State could be affected by the ability of the City and certain Covered Organizations to market their securities successfully in the public credit markets. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in City fiscal year 1998. The current City financial plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans, analyzing the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990s. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's financial plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues.

         OTHER LOCALITIES

         Certain localities in addition to The City of New York have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.


         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.



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

         Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.


         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than The City of New York was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than The City of New York authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal years ending in 1994.

         From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, The City of New York or any of the public authorities of the State were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends.
Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and result in increasing State assistance in the future.

         LITIGATION. Various legal proceedings in which the State is involved concern State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could adversely affect the financial condition of the State in the 1996-97 fiscal year or thereafter.

         Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. The State believes that the 1996-97 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1996-97 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan.

         Although other litigation is pending against the State, except as described herein, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         RISK FACTORS FOR THE NORTH CAROLINA FUND. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina.

         Economic Profile. The economic profile of the State consists of a combination of agriculture, industry and tourism. The State is moving away from its traditional agricultural base towards a service and goods producing economy. The State labor force reflects this increased emphasis toward non-agricultural production. According to the North Carolina Employment Security Commission, total non-agricultural employment as of January 1997 was approximately 3,590,300 jobs, of which 841,900 were in the manufacturing industry. These figures have risen since 1991, when total non-agricultural employment was approximately 3,072,200, of which 826,100 jobs were in the manufacturing industry; but have fallen slightly since 1996 when total non-agricultural employment was approximately



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


3,654,200, of which 847,300 were in the manufacturing industry. A majority of the employment that was available within the non-manufacturing industry as of January 1997 was provided by retail trade, the services industry and the government sector. In January 1997, retail trade provided approximately 631,500 jobs, services provided approximately 832,800 jobs and the government sector provided approximately 582,800 jobs.

         Based upon the unofficial 1990 census estimates of population growth, the population of North Carolina increased 12.70% from 5,881,766 in 1980 to 6,628,637 in 1990. The Employment Security Commission estimates the unadjusted unemployment rate in January 1997 to have been 4.4% of the labor force, as compared with the nationwide unadjusted unemployment rate of 5.9%. The North Carolina annual average unemployment rate over the past eight years has ranged from a high of 5.9% in 1992 to a low of 3.5% in 1989.

         Agriculture remains a basic economic element in North Carolina. North Carolina ranked eighth (8th) in the nation in 1995 total farm income. Total gross agricultural income in 1995 was approximately $7 billion, up from $6.4 billion in 1994. Poultry and eggs remain the leading source of agricultural non-crop income in the State. Income from the production of poultry and eggs for 1995 was approximately $1.6 billion, accounting for approximately 29.4% of the gross agricultural income. These figures are down from $1.9 billion in 1994. In addition, tobacco production remains the leading source of agricultural crop income in the State. Income from the production of tobacco for 1995 was approximately $1 billion, accounting for approximately 15.0% of the gross agricultural income. These figures are up from $943 million and 14.8% in 1994, but down from $1.1 billion and 21.2% in 1992. Federal legislation and regulatory measures regarding tobacco production and marketing, along with international competition have and are expected to continue to affect tobacco farming in North Carolina. Changes in such factors or any other adverse conditions in the tobacco farming sector could have negative effects on farm income and the North Carolina economy as a whole. In 1995, total production of flue-cured tobacco, one of North Carolina's largest agricultural commodities, averaged the lowest yield since 1979 and total production dropped 19% from the year before. Burley tobacco production also dropped 40% from 1994.

         In 1996 there were approximately 58,000 farms in the State, compared to 60,000 in 1992 and 72,000 in 1978. Even though the total number of farms in North Carolina has decreased, the diversity of agriculture in North Carolina and a continuing push in agriculture marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. According to the State Commissioner of Agriculture, in 1995 North Carolina ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys raised and sweet potatoes; second in the production of cucumbers for pickles, the number of hogs on farms, trout sales and net farm income; third in poultry and egg products cash receipts and greenhouse and nursery receipts; fourth in commercial broilers, peanuts, blueberries and strawberries; sixth in burley tobacco; and seventh in apples, watermelons, rye and cash receipts from livestock, dairy and poultry. A strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

         The North Carolina Department of Commerce, Travel and Tourism Division, has reported that North Carolina's travel industry grew by more than eight percent (8%) in 1995, the highest growth rate in five years. This growth rate is three percent (3%) higher than the national average. In 1995 approximately $9.2 billion was spent on travel and tourism in the State, compared to approximately



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$8.5  billion  in 1994,  $8.0  billion  in 1993,  $7.4  billion in 1992 and $7.0 billion in 1991. In 1995 the State's  travel  industry  generated more than $700
million  in  state  and  local   taxes  and   provided   approximately   250,000
tourism-related jobs. The greatest number of visitors to the State come from Virginia, Florida, Pennsylvania, Maryland and South Carolina.

         Legislative and Judicial Developments. The following represents an overview of the State budgetary system and a discussion of legislation passed by the General Assembly in recent years along with current judicial developments effecting the State budget and fiscal health.

         In North Carolina the issuance of municipal debt is overseen by the North Carolina Local Government Commission. This Commission is composed of nine members including the State Treasurer, the Secretary of State, the State Auditor, and the Secretary of Revenue. This Commission handles the approval, sale, and delivery of all local bonds and notes issued in North Carolina and monitors certain fiscal and accounting standards prescribed by The Local Government Budget and Fiscal Control Act. No unit of local government can incur bonded indebtedness without the Commission's prior approval. If approved, the obligations are sold by the Commission on a sealed bid basis. The Commission then monitors the local unit's debt service through a system of monthly reports.

         Over the past twenty years, North Carolina State debt obligations have maintained ratings of Aaa in Moody's and AAA in S&P. There can be no assurance that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency.

         The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total receipts during that fiscal period plus the surplus remaining in the State Treasury at the beginning of the period. The State has not realized any revenue shortfalls in recent fiscal years. For the three most recent fiscal periods ending June 30, 1994, 1995 and 1996 the State realized budgetary credit balances of approximately $887.5 million, $892.2 million and $1.2 billion, respectively. However, during the 1989-90 and 1990-91 fiscal years, the State had revenue shortfalls of approximately $346.2 million and $727.3 million, respectively, requiring the Governor and General Assembly to mandate significant spending constraints through reductions in spending authorizations and hiring restrictions to fulfill the constitutional requirement of maintaining a balanced budget. Therefore, even though the State has not experienced any revenue shortfalls in recent years, there is no guarantee that a budgetary credit balance will continue to be realized in future periods.

         The State budget is based upon a correlation between estimated revenues and expenditures for the State and various State and non-State factors. These factors include State and national economic conditions, federal government legislation and policies, and international activities and economic conditions. The General Fund and the Highway Fund represent the two major operating funds.

         Revenues from the General Fund are used to finance virtually all non-highway operations of the State Government, while revenues from the Highway Fund, the majority of which are generated by taxes and fees related to motor vehicles and highway use, are primarily used for the maintenance and upkeep of the State highway system.

         The 1993 General Assembly enacted a total 1993-95 budget of $33.2 billion, representing a 19.8% increase over the 1991-93 budget of $27.9 billion. The 1994 General Assembly passed in a special legislative session, an anti-crime package totalling $257 million. It included a 3,000-bed increase in prison space, stricter sentencing guidelines and early intervention programs for children and those with



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drug problems.  This anti-crime  legislation was funded from beginning budgetary credit balances and operational revenues.

         The Regular Session of the 1994 General Assembly authorized additional General Fund expenditures of $1.02 billion in excess of the previously authorized 1994-95 budget. A major portion of these additional expenses consisted of a $427.1 million compensation package for public school teachers, state employees and employees of state-funded local programs. The funding of these additional expenditures came from the collection of additional revenues and a reduction in existing programs.

         The 1995 General Assembly enacted a total 1995-97 State Budget of $36.4 billion, representing a 9.6% increase over the 1993-95 budget of $33.2 billion. The 1995 General Assembly focused much of its attention on the continuing effort of reducing the cost of government through downsizing organizations, efficiencies in operations, and maximizing certain resources available to the State. Through this effort, the General Assembly adopted budget reductions totalling $170.8 million for 1995-96 and $162.3 million for 1996-97. These reductions assisted in the enactment of a tax reduction package which will provide tax relief of $364.6 million in 1995-96 and $401.7 million in 1996-97.

         The 1996 General Assembly enacted a 1996-97 State Budget of $19.1 billion, comprised of $10.6 billion from the General Fund, $1.6 billion from the Highway Fund and Highway Trust Fund, $4.9 billion from Federal Funds, and $2.0 billion from other receipts such as tuition, fees, and other miscellaneous charges. The 1996 General Assembly authorized net additional spending from the General Fund of $415.3 million in the 1996-97 fiscal year which translates into an increase of 4.1% over the previously authorized budget. The net increase was enacted by the General Assembly by adopting reductions recommended by the Governor and those identified by the Assembly totalling $183.7 million, while adding $599 million in new spending to state agency budgets. Of major significance is the increase of the Savings Reserve Account to $500.9 million; the reserving of funds for repairs and renovations totalling $130 million; and the establishment of the Clean Water Management Trust Fund of $47.1 million. It is important to further note that, after appropriations and reserves were authorized, the General Assembly left unexpended $200.6 million. A major component of the additional General Fund spending is the $269.4 million compensation package for public school teachers, university and community college faculty, and state employees. Other major initiatives include budgets for public schools, school safety, school technology expansion, a tax reduction package totalling $85.2 million in 1996-97 and annualized at $237.5 million in 1997-98, and capital improvement authorization of $39.5 million to address construction and other major capital investments for the 1996-97 fiscal year.

         In 1995, the Governor requested an analysis of the State's tax structure. The study found that North Carolina had a broad-based tax structure with a low overall tax burden. The property tax burden on both families and businesses was very low, while the sales and excise tax burden was slightly below average. However, North Carolina's individual income tax burden was higher than most states, the corporate income tax rate was above average, and North Carolina was one of the few states with a broad-based intangibles tax. As a result, at the beginning of the Regular Session of the 1995 General Assembly, the Governor proposed a new tax relief plan which, if enacted by the General Assembly, would have been the biggest tax cut in North Carolina history. The Governor proposed (1) a reduction in the corporate income tax rate from 7.75% to 7%; (2) the repeal of the intangibles tax on stocks and bonds; (3) the creation of a new tax credit in the amount of $50 per child; (4) the increase in the personal exemption for each member of a household from $2,000 to $2,500; and (5) the increase in the homestead exemption for low-income elderly people such that the income eligibility would rise from $11,000 to $15,000 and the property exemption would be increased from $15,000 to $18,000.

         Most of the Governor's tax package was enacted by the 1995 General Assembly, which passed legislation increasing personal exemptions from $2,000 to $2,250 in 1995, and to $2,500 in 1996. A $60 per child tax credit was enacted, and the General Assembly eliminated the intangibles tax effective January 1, 1995. However, the General Assembly did not increase the homestead exemption or reduce



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the corporate  income tax rate.  Another  significant  piece of tax  legislation enacted during the 1995 Session was House Bill 223, which will phase out the tax on bottled soft drinks, liquid base products and dry base products over four years, beginning with the 1996-97 fiscal year. The estimated revenue loss to the General Fund is $9.6 million in 1996-97.

         In 1996, the Governor recommended another comprehensive tax package similar to the package recommended in 1995. The objective of the Governor's Comprehensive Tax Policy continued to be the reduction of the tax burden on individuals and families, and the enactment of tax incentives to encourage economic growth and job creation. The Governor proposed (1) to reduce the sales tax on food from 4% to 3%; (2) to increase the homestead exemption from $15,000 to $18,000 and the maximum income eligibility from $11,000 to $15,000; (3) to lower the corporate income tax rate, over a 4-year period, from 7.75% to 6.75%; and (4) to institute a 7% income tax credit, taken over seven years, for investments and new machinery and equipment.

         Most of the Governor's recommended tax relief program was enacted by the 1996 General Assembly, with some modifications. The state sales tax on food consumed at home was reduced from 4% to 3%; the corporate income tax rate was reduced from 7.75% to 6.9% over a 4-year period; the homestead exemption was increased from $15,000 to $20,000, and the maximum income eligibility was increased from $11,000 to $15,000; and further certain targeted income tax credits were enacted. Legislation was enacted expanding the jobs tax credit to all counties. Qualifying industries were broadened to include warehousing, distribution, and data processing, in addition to manufacturing and processing. Further, the credit applied to employers with five or more employees (instead of nine or more employees). A 5-tier system of tax credits was developed based on the degree of economic distress in each county. A worker training tax credit was enacted that applied to employers who qualify for the jobs tax credit. The credit was equal to 50% of eligibility job training expenses, up to maximum limits for each tier. An income tax and franchise tax credit equal to 4.5% of the first $100,000 of depreciable business property purchased and placed in service in the State was enacted. Legislation providing a 7% income tax credit to manufacturers, processors, warehouses, distributors, and data processors for the amount spent on depreciable machinery and equipment that exceeds the applicable county's threshold was also enacted. Finally, the State granted an income and franchise tax credit equal to 5% of the State's apportioned share of the taxpayer's expenditure for research activities that are eligible for the federal credit. Other significant legislation passed by the General Assembly in 1996 includes the elimination of most of the state privileged license tax provisions, the increase of the Class A inheritance tax credit from $26,150 to $33,150, which equates to increasing the value of exempted property from $500,000 to $600,000 and the exemption of all drinks containing milk products from the soft drink tax.

         The General Assembly was advised by the Secretary of Revenue and the Attorney General that certain provisions of the North Carolina Tax Code were unconstitutional given recent Supreme Court decisions. These provisions gave preferential tax treatment to North Carolina domiciled companies in apparent violation of the Interstate Commerce Clause of the United States Constitution. To avoid potential future lawsuits, legislation eliminated the following preferences: (1) Income tax credit for distributing wine manufactured from grapes grown in North Carolina; (2) Individual income tax credit for dividends earned from North Carolina domiciled companies; and (3) Corporate income deductions for dividends from North Carolina domiciled companies. In addition, the income tax credit for qualified business investments was modified by eliminating the requirement that companies must be domiciled in North Carolina.

         Finally, questions raised last year when the United States Supreme Court declared the North Carolina intangibles tax unconstitutional in Fulton Corporation v. Justus are being resolved. The North Carolina General Assembly initially responded to the Fulton decision by announcing its intention to refund during the last quarter of 1996, pending the approval by the State Supreme Court, intangibles taxes which were paid under protest from 1991 (the date the case was originally filed) until January, 1995 (the effective date of the General Assembly's repeal of the tax). No such action, however,



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


was taken. On December 27, 1996, the North Carolina Superior Court, Wake County, certified a class action law suit against the State of North Carolina seeking a refund of all intangibles taxes paid, whether said taxes were paid with or without protest, during the 1991 through 1994 tax years.

         Subsequent to certification of the class action, the North Carolina Supreme Court issued its decision in Fulton Corporation v. Faulkner regarding how the state should apply its intangibles tax during the years in controversy. The North Carolina Secretary of Revenue and the plaintiff taxpayers all argued before the court that the intangibles tax should not be enforced. First, they argued that the United States Supreme Court had declared that the entire intangibles tax was unconstitutional. Alternatively, they argued that even if the taxable percentage deduction was the only unconstitutional component of the tax, enforcing the remainder of the intangibles tax without the unconstitutional deduction would unduly broaden the scope of the tax.

         The North Carolina Supreme Court flatly rejected the argument that the United States Supreme Court had declared the entire intangibles tax unconstitutional. The North Carolina Supreme Court then rejected the argument that enforcing the tax without the taxable percentage deduction at issue in Fulton would broaden the tax against the legislative will. Specifically, the court pointed to North Carolina General Statutes, Section 105-215 (1992) (repealed 1995). This provision stated that any invalid portion of the intangibles tax should not affect, impair, or invalidate the remainder of the tax. Therefore, the North Carolina court held that the intangibles tax should be stricken of the unconstitutional taxable percentage deduction and retroactively applied to the 1991 through 1994 tax years. The court, however, stated in its decision that the General Assembly has the authority to forgive any intangibles taxes owed for those years.

         The North Carolina Supreme Court's decision in Fulton Corporation v. Faulkner is potentially significant to North Carolina tax revenue. The taxable percentage deduction which was declared unconstitutional greatly reduced revenues collected under the intangibles tax. Under the deduction, as a taxpayer's North Carolina taxable income increased, the value of the taxpayer's stock subject to the intangibles tax decreased. The Secretary of Revenue has concluded that without the deduction, intangibles tax revenues would increase drastically. Unless the General Assembly chooses to forgive the tax, many taxpayers will owe significantly increased intangibles taxes for the 1991 through 1994 tax years.

         RISK FACTORS FOR THE OHIO FUND. The OHIO FUND will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The OHIO FUND is therefore susceptible to general or particular economic, political, or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

         There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

         The timely payment of principal and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the OHIO FUND or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the SAI.

         Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1995 is 11,157,000.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the national rates (4.9% versus 5.4% in 1996). The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held by the OHIO FUND or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

         Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

         The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

         Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments made in the timing of certain tax payments.

         A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative actions (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which as a first step to BSF replenishment, $21 million was deposited in the BSF.

         None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

         The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had an October 7, 1996 balance of over $828 million).

         The GRF appropriations act for the 1996-97 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act (and, for the coming 1998-99 biennium, have been included in the appropriations bill for that biennium as now passed by the House). In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

         The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

         By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995,) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At March 7, 1997, $955 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($32.3 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($879 million outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($44.2 million outstanding, with no more than $50 million to be issued in any one year).

         The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

         The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.6 billion of which were outstanding or awaiting delivery at March 7, 1997.

         A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

         A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guaranteed fund" approach funded essentially from program revenues.)

         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

         Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 117 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has recently concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year to permit time for responsive corrective actions. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one).

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

         For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception for municipalities in 1979, these procedures have been applied to 24 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated. As of March 27, 1997, the 1996 school district "fiscal emergency" provision had been applied to three districts, and 9 districts had been placed on preliminary "fiscal watch" status.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

         RISK FACTORS FOR THE OREGON FUND.  Oregon's  economy  historically  has relied  heavily  on the  timber  industry.  Recently  the State  has  encouraged diversification of the economy, with emphasis on such industries as high technology, foreign trade and tourism, but the timber industry remains a significant component of the economy. The vitality of that industry is particularly vulnerable to recessionary cycles. The availability of timber for harvesting in Oregon remains in doubt as a result of the ongoing controversy with respect to protection of the habitat of the Northern Spotted Owl.
Environmental groups are advocating restrictions on logging to protect the habitat of this animal, which restrictions may have a significant adverse effect on the timber industry. The federal government is also developing and implementing a plan to restore native salmon runs in the pacific northwest. This plan will necessarily involve some restrictions on the use of dams to generate electricity on some of Oregon's major rivers. Oregon's economy is heavily dependent on hydroelectric power, so it is uncertain how the salmon recovery plan may impact the economy through utility rate increases. In November 1990, Oregon voters approved Measure 5, a property tax limitation measure. Measure 5 put a cap on local ad valorem property taxes. In November 1996, Oregon voters approved another property tax limitation, Measure 47. This measure provides for a ten percent reduction in most ad valorem property taxes and contains further limits on future increases. The interpretation and implementation of Measure 47 is being challenged and debated both in the Oregon legislature and in the courts, so it is uncertain exactly what the economic impact of this measure will be. It is also uncertain how the legislature will restructure the general fund in response to Measures 5 and 47. Alternatives may include budget cuts, a sales tax or higher corporate and individual income taxes. Because of the State's need to replace lost tax revenues, Measures 5 and 47 could adversely affect the State's credit rating. If rating agencies were to lower Oregon's credit rating, the State would have to pay a higher interest rate on the money it borrows. There is a relatively inactive trading market for municipal instruments of Oregon issuers in other than general obligations of the State. The market price of these other municipal instruments may be particularly sensitive to changes in the supply of, and the demand for, the instruments, and, if the OREGON FUND were forced to sell a large volume of these instruments for any reason, the value of the OREGON FUND'S portfolio may be adversely affected.

         RISK FACTORS FOR THE PENNSYLVANIA FUND. Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $5,054.5 million at June 30, 1996. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At March 15, 1997, all outstanding general obligation bonds of Pennsylvania were rated AA- by S & P and Al by Moody's (see Appendix A). There can be no assurance that the current ratings will remain in effect in the future. The PENNSYLVANIA FUND assumes no obligation to update this rating information.

Over the five-year period ending June 30, 2001, Pennsylvania has projected that it will issue bonds totaling $2,325.5 million and retire bonded debt in the principal amount of $2,239.4 million. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of December 31, 1996, total combined debt outstanding for these agencies was $8,356 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of December 31, 1996, PHFA has $2,357.9 million of revenue bonds and notes outstanding.

         Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt., i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.

         Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

         Since 1985,  employment in Pennsylvania  has grown at an annual rate of
1.02 percent, while employment for the Middle Atlantic region and for the United States for the same period has grown by approximately .36 percent and 1.8 percent per year, respectively. Pennsylvania's average annual unemployment rate since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for January, 1997 was 4.7 percent compared to
5.4 percent for the United States. The unadjusted unemployment rate for Pennsylvania and the United States for January, 1997 was 5.3 percent and 5.9 percent, respectively. The population of Pennsylvania, 12,056 million people as of July 1, 1996, according to the U. S. Bureau of the Census, represents an increase from the July 1, 1987 estimate of 11,811 million. Per capita income in Pennsylvania for calendar 1995 of $23,558 was higher than the per capita income of the United States of $23,208. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996 with positive fund balances of $893 million, $688 million and $635 million, respectively.

         Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, in Baby Neal v. Commonwealth, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

         RISK FACTORS FOR THE VIRGINIA FUND. The Commonwealth of Virginia has had a tradition of low debt, and a large proportion of its general obligation bonds has been supported by particular revenue-producing projects. However, use of non-general obligation debt, which is not subject to constitutional limits on borrowing, has changed the Commonwealth's debt profile. During the last decade, the Commonwealth has expended its limited obligation borrowings through various financing vehicles such as the Virginia Public Building Authority, the Virginia College Building Authority and a substantial transportation bonding program. In 1991, the Virginia Supreme Court in a case know as the Dykes decision, on a split  vote  upheld  on  rehearing,  the  ability  of  counties  to  enter  into obligations  which were  "subject  to  appropriation"  and  confirmed  that such
obligations   were  not  to  be   considered   as  "debts"  under  the  Virginia
Constitution.

         While the Commonwealth has had a long history of sound financial operations, variations of a cyclical nature have occurred during he past several years. Since the Virginia Constitution requires a balanced budget, the 1996-98 biennium budget, as amended by the Virginia General Assembly at its 1997 session, reflected spending cuts, deferrals and fund transfers (principally from state lottery proceeds) to accommodate anticipated modest revenue growth. The Commonwealth expects to conclude the fiscal year ending June 30, 1997 with a surplus of $65.4 million (on an accrual basis). There have been no provisions in the Commonwealth's budget for general tax increases.

         The general fund is the Commonwealth's major operating fund and accounts for about half of Commonwealth expenditures. It covers all functions except highways and Federal grant disbursements, for which there are special revenue funds.

         Virginia's economy is generally affected by economic trends throughout the country and in the Mid-Atlantic region, and it is particularly influenced by Federal civilian and military installations and the growth of suburban communities around Washington, D.C. In federal fiscal year 1995, Virginia ranked second among the states in total Department of Defense expenditures and first in per capita expenditures. Also significant to the economy of Virginia are manufacturing (such as electronic equipment, shipbuilding and chemical products), minerals (chiefly coal), service sector occupations (including banking and insurance), agriculture and tourism. Unemployment rates are typically below the national average, but because of a large military and civilian government employment component, and the related civilian employment, the expected continued decrease in defense or other governmental spending due to federal government downsizing, while significantly affecting Virginia's economic growth rates, the economy of Virginia is expected by the Virginia Department of Planning and Budget, to only slightly outperform the nation in terms of job growth. Although real personal income continued to grow in Virginia during the first three quarters of the last fiscal year, the rate of growth trailed national gains in both the second and third quarter. Unemployment rates fell to 4.4%, well below the national rate of 5.6%. Growth in population was 1.0%, the smallest gain in the 1990's, but still exceeding national growth. Despite Virginia's continued economic growth in recent years, the pace has been slower, with Virginia lagging behind the South Atlantic region (Delaware, Florida, Georgia, Maryland, North Carolina, South Carolina, Virginia, West Virginia and the District of Columbia). Recent announcements of decisions by large private firms to locate facilities in Virginia are not yet reflected in state statistics.



                       DIRECTORS OR TRUSTEES AND OFFICERS

         The following table lists the Directors or Trustees and executive officers of the Tax Free Funds, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (71), President and Director or Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

ROGER L. GRAYSON* (40), Director or Trustee. Director, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.



KATHRYN S. HEAD*+ (41), Director or Trustee, 581 Main Street, Woodbridge, NJ 07095. President, FICC, EIMCO, ADM and FIMCO; Vice President, Chief Financial Officer and Director, FIC and EIC; President and Director, First Financial Savings Bank, S.L.A.

REX R. REED (75), Director or Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN (75), Director or Trustee,  145 Elm Drive,  Roslyn, NY 11576.
Retired;  formerly  President,   Belvac  International   Industries,   Ltd.  and
President, Central Dental Supply.


NANCY SCHAENEN (65), Director or Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.


JAMES M. SRYGLEY (64), Director or Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (65), Director or Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH (67), Director or Trustee, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (39), Treasurer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (62), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

CLARK D. WAGNER (38), Vice President. Vice President, Executive Investors Trust, First Investors Insured Tax Exempt Fund, Inc., First Investors Government Fund, Inc. and First Investors Series Fund.


* These Directors or Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
+   Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.


         All of the officers and Directors or Trustees, except for Mr. Wagner, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First
Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation, School Financial Management Services, Inc. and Specialty Insurance Group, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation, Route 33 Realty Corporation and Specialty Insurance Group, Inc.

         The following table lists compensation paid to the Trustees of Multi-State Insured for the fiscal year ended December 31, 1996.


                                         PENSION OR                           TOTAL COMPENSATION
                                         RETIREMENT           ESTIMATED       FROM FIRST INVESTORS
                        AGGREGATE        BENEFITS ACCRUED     ANNUAL          FAMILY
                        COMPENSATION     AS PART OF           BENEFITS UPON   OF FUNDS PAID
TRUSTEE**               FROM FUND*       FUND EXPENSES        RETIREMENT                   TO TRUSTEES*
---------               ----------       -------------        -------------   ------------

James J. Coy***            $3,600                $-0-             $-0-              $37,200
Roger L. Grayson              -0-                 -0-              -0-                  -0-
Glenn O. Head                 -0-                 -0-              -0-                  -0-
Kathryn S. Head               -0-                 -0-              -0-                  -0-
Rex R. Reed                 3,600                 -0-              -0-               37,200
Herbert Rubinstein          3,600                 -0-              -0-               37,200
James M. Srygley            3,300                 -0-              -0-               34,100
John T. Sullivan              -0-                 -0-              -0-                  -0-
Robert F. Wentworth         3,600                 -0-              -0-               37,200



         The following table lists compensation paid to the Directors of New York Insured for the fiscal year ended December 31, 1996.

                                         PENSION OR                           TOTAL COMPENSATION
                                         RETIREMENT           ESTIMATED       FROM FIRST INVESTORS
                        AGGREGATE        BENEFITS ACCRUED     ANNUAL          FAMILY
                        COMPENSATION     AS PART OF           BENEFITS UPON   OF FUNDS PAID
TRUSTEE**               FROM FUND*       FUND EXPENSES        RETIREMENT                   TO TRUSTEES*
---------               ----------       -------------        -------------   ------------
James J. Coy***              $1,800                $-0-             $-0-              $37,200
Roger L. Grayson                -0-                 -0-              -0-                  -0-
Glenn O. Head                   -0-                 -0-              -0-                  -0-
Kathryn S. Head                 -0-                 -0-              -0-                  -0-
Rex R. Reed                   1,800                 -0-              -0-               37,200
Herbert Rubinstein            1,800                 -0-              -0-               37,200
James M. Srygley              1,650                 -0-              -0-               34,100
John T. Sullivan                -0-                 -0-              -0-                  -0-
Robert F. Wentworth           1,800                 -0-              -0-               37,200

* Compensation to officers and interested Directors or Trustees of the Tax Exempt Funds is paid by the Adviser. In addition, compensation to non-interested Directors or Trustees of the Tax Exempt Funds is currently voluntarily paid by the Adviser.
**  Nancy Schaenen was not a Director or Trustee in 1996.
*** On March 27, 1997 Mr. Coy  resigned as a Director or Trustee of the Tax
    Free Funds. Mr. Coy did not resign due to a disagreement with the Tax Free Funds' management on any matter relating to the Tax Free Funds' operations, policies or practices. Mr. Coy currently serves as an emeritus Director or Trustee.


                                   MANAGEMENT

         Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of Directors or Trustees of the applicable Tax Free Fund, including a majority of the Directors or Trustees who are not parties to such Tax Free Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors or Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund.

         Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors or Trustees. Each Advisory Agreement also provides that FIMCO shall provide the applicable Tax Free Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each
Advisory Agreement may be terminated, with respect to a Fund, at any time without penalty by the applicable Tax Free Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the applicable Tax Free Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of that Tax Free Fund's Independent Directors or Trustees voting in person at a meeting called for the purpose of voting on such approval.

         Under each Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                      Annual
Average Daily Net Assets                                               Rate

Up to $250 million..................................................   0.75%
In excess of $250 million up to $500 million........................   0.72
In excess of $500 million up to $750 million........................   0.69
Over $750 million...................................................   0.66

         The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.


         For the fiscal years ended December 31, 1994, 1995 and 1996, NEW YORK INSURED'S advisory fees were $1,526,855, $1,564,094 and $1,560,042, respectively. For the fiscal years ended December 31, 1994, 1995 and 1996, the advisory fees for each Fund of Multi-State Insured were as follows:


                                  FISCAL YEAR ENDED            FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                  DECEMBER 31, 1994            DECEMBER 31, 1995             DECEMBER 31, 1996
                                  -----------------------------------------------------------------------------------
                                  ADVISORY                     ADVISORY                     ADVISORY
                                  FEES PAID        WAIVED      FEES PAID         WAIVED     FEES PAID         WAIVED
                                  ---------        ------      ---------         ------     ---------         ------

ARIZONA FUND                         $8,856       $57,074        $27,587        $41,379       $26,244        $39,365
CALIFORNIA FUND                      81,473        40,737         84,232         42,116        79,511         39,755
COLORADO FUND                           -0-        22,258            -0-         25,413         5,249         21,354
CONNECTICUT FUND                     63,996        55,997         65,966         57,720        79,378         46,237
FLORIDA FUND                         37,734       119,394         74,240         84,845       105,908         65,431
GEORGIA FUND                            -0-        12,122            -0-         20,345         5,070         20,076
MARYLAND FUND                           -0-        51,149            -0-         61,997        22,998         52,298
MASSACHUSETTS FUND                  110,003        55,002        111,740         55,870       115,570         57,785
MICHIGAN FUND                       151,201        75,601        169,741         84,871       183,687         91,843
MINNESOTA FUND                       19,482        38,968         19,536         39,073        23,793         38,278
MISSOURI FUND                           -0-        11,913            -0-         12,994         2,797         11,237
NEW JERSEY FUND                     361,014        90,254        345,714         86,428       356,775         89,194
NORTH CAROLINA FUND                     -0-        32,570            -0-         33,343         8,394         32,903
OHIO FUND                            77,233        67,578         77,612         67,910        92,492         53,424
OREGON FUND                             -0-        31,725            -0-         43,844        20,635         44,975
PENNSYLVANIA FUND                   173,125        86,564        185,169         92,584       206,105        103,052
VIRGINIA FUND                        94,200        82,424         99,511         87,072       112,307         66,048



         In addition, for the fiscal year ended December 31, 1996, the Adviser voluntarily reimbursed expenses for the Funds as follows: ARIZONA FUND - $22,065; CALIFORNIA FUND - $15,964; COLORADO FUND - $15,067; CONNECTICUT FUND - $22,731; FLORIDA FUND - $10,906; GEORGIA FUND - $15,423; MARYLAND FUND - $21,159; MASSACHUSETTS FUND $16,724; MINNESOTA FUND - $23,608; MISSOURI FUND - $13,286; NORTH CAROLINA FUND - $17,939; OHIO FUND - $10,875; OREGON FUND - $25,463; and VIRGINIA FUND - $31,348.


         Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.


                                   UNDERWRITER

         Each Tax Free Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the Funds' shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless a Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Tax Free Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees. Each Underwriting Agreement provides that it will continue in effect, with respect to a Fund, from year to year only so long as such continuance is specifically approved at least annually by the applicable Tax Free Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of that Fund, and in either case by the vote of a majority of the applicable Tax Free Fund's Disinterested Directors or Trustees, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

         For the fiscal years ended December 31, 1994, 1995 and 1996, FIC received underwriting fees with respect to NEW YORK INSURED of $425,087, $372,094 and $367,316, respectively. For the same periods relating to NEW YORK INSURED, FIC reallowed an additional $30,213, 66,820 and $7,893, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1994, 1995 and 1996, underwriting fees with respect to Multi-State Insured were as follows:


                                  FISCAL YEAR ENDED                  FISCAL YEAR ENDED                   FISCAL YEAR ENDED
                                  DECEMBER 31, 1994                  DECEMBER 31, 1995                   DECEMBER 31, 1996
                           ------------------------------------------------------------------------------------------------------
                           AMOUNTS      ADDITIONAL AMOUNTS     AMOUNTS     ADDITIONAL AMOUNTS    AMOUNTS      ADDITIONAL AMOUNTS
                           RECEIVED       REALLOWED TO        RECEIVED        REALLOWED TO       RECEIVED        REALLOWED TO
                            BY FIC    UNAFFILIATED DEALERS     BY FIC     UNAFFILIATED DEALERS     BY FIC    UNAFFILIATED DEALERS
                           ---------  --------------------    ---------   --------------------   --------    --------------------

ARIZONA FUND                $85,274          $45,361           $44,034           $11,959          $32,744           $8,473
CALIFORNIA FUND              51,684           30,409            60,316            73,860           34,287           62,012
COLORADO FUND                44,696            4,478            19,703             1,865           23,887              513
CONNECTICUT FUND             96,040            1,882            82,853             1,180           73,371            1,192
FLORIDA FUND                118,132           45,843            69,192            35,117           85,251           49,977
GEORGIA FUND                 30,024              677            34,592             2,031           25,802              -0-
MARYLAND FUND                53,730           13,153            46,485            24,155           50,732           51,489
MASSACHUSETTS FUND           94,581            3,604            94,207               770           91,291           11,839
MICHIGAN FUND               109,150          169,948            85,095            66,718           80,095           76,362
MINNESOTA FUND               15,664            5,835            17,882               566           22,753              -0-
MISSOURI FUND                 8,315              375             6,159               -0-           10,431              257
NEW JERSEY FUND             235,885           43,823           181,391            48,275          212,267           29,821
NORTH CAROLINA FUND          41,196           14,413            15,684             6,122           33,156           18,160
OHIO FUND                    73,355           39,102            44,826            16,113           76,251           33,032
OREGON FUND                  70,522           15,455            99,226            10,676          167,278            6,528
PENNSYLVANIA FUND           116,174          117,846            87,083           147,749          102,567          166,931
VIRGINIA FUND               132,302           18,947           133,425            17,310          109,041            4,237


                               DISTRIBUTION PLANS
         As stated in the Funds' Prospectuses, pursuant to a separate plan of distribution for each class of shares adopted by each Tax Free Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan;" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.


         Each Plan was approved by the applicable Tax Free Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually be either the applicable Tax Free Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors or Trustees of the applicable Tax Free Fund. Each Tax Free Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Tax Free Fund's Independent Directors or Trustees will be committed to the discretion of such Independent Directors or Trustees then in office.

         Each Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the applicable Tax Free Fund's Independent Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to each Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to each Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the applicable Tax Free Fund's Independent Directors or Trustees.

         In reporting amounts expended under the Plans to the Directors or Trustees, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

         In adopting each Plan, each Tax Free Fund's Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.


         For the fiscal year ended December 31, 1996, NEW YORK INSURED paid $618,287 pursuant to its Class A Plan. For the fiscal year ended December 31, 1996, each Fund of Multi-State Insured paid the following amounts pursuant to their Class A Plan: ARIZONA FUND - $16,977; CALIFORNIA FUND - $31,639; COLORADO FUND - $6,792; CONNECTICUT FUND - $31,179; FLORIDA FUND - $44,815; GEORGIA FUND
- $6,445; MARYLAND FUND - $18,376; MASSACHUSETTS FUND - $45,449; MICHIGAN FUND - $72,406; MINNESOTA FUND - $16,542; MISSOURI FUND - $3,721; NEW JERSEY FUND - $116,539; NORTH CAROLINA FUND - $10,783; OHIO FUND - $38,356; OREGON FUND - $16,546; PENNSYLVANIA FUND - $81,378; and VIRGINIA FUND - $45,310. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                      COMPENSATION TO      COMPENSATION TO      COMPENSATION TO
FUND                    UNDERWRITER            DEALERS          SALES PERSONNEL
----                  ---------------      ---------------      ---------------
NEW YORK INSURED         $468,780               $ 1,352            $148,155
ARIZONA FUND                8,463                 1,924               6,590
CALIFORNIA FUND            15,722                 6,593               9,324
COLORADO FUND               3,224                    11               3,557
CONNECTICUT FUND           13,017                 2,471              15,691
FLORIDA FUND               18,085                11,976              14,754
GEORGIA FUND                2,579                 1,349               2,527
MARYLAND FUND              11,659                 1,573               5,144
MASSACHUSETTS FUND         21,496                 2,126              21,827
MICHIGAN FUND              25,370                29,953              17,083
MINNESOTA FUND              8,172                 3,553               4,817
MISSOURI FUND               1,659                   447               1,615
NEW JERSEY FUND            52,253                14,624              49,662
NORTH CAROLINA FUND         5,852                   536               4,395
OHIO FUND                  15,194                 7,121              16,042
OREGON FUND                 7,401                   678               8,467
PENNSYLVANIA FUND          21,244                48,084              12,050
VIRGINIA FUND              19,418                 6,380              19,512


         For the fiscal year ended December 31, 1996, NEW YORK INSURED paid $19,102 pursuant to its Class B Plan. For the fiscal year ended December 31, 1996, each Fund of Multi-State Insured paid the following amounts pursuant to their Class B Plan: ARIZONA FUND - $2,591; CALIFORNIA FUND - $822; COLORADO FUND
- $1,505; CONNECTICUT FUND - $11,599; FLORIDA FUND - $4,380; GEORGIA FUND - $1,250; MARYLAND FUND - $8,512; MASSACHUSETTS FUND - $3,893; MICHIGAN FUND - $5,341; MINNESOTA FUND - $49; MISSOURI FUND - $105; NEW JERSEY FUND - $11,940; NORTH CAROLINA FUND - $1,146; OHIO FUND - $2,771; OREGON FUND - $4,744; PENNSYLVANIA FUND - $5,319; and VIRGINIA FUND - $11,264.. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                       COMPENSATION TO     COMPENSATION TO     COMPENSATION TO
FUND                     UNDERWRITER           DEALERS         SALES PERSONNEL
----                  ---------------      ---------------      ---------------
NEW YORK INSURED            $11,688              $7,229               $  190
ARIZONA FUND                    984               1,578                   29
CALIFORNIA FUND                 319                 496                    7
COLORADO FUND                    74                  -0-               1,431
CONNECTICUT FUND             11,328                  -0-                 271
FLORIDA FUND                  1,596               2,676                  108
GEORGIA FUND                  1,184                  19                   48
MARYLAND FUND                 1,762               6,690                   60
MASSACHUSETTS FUND            3,840                  -0-                  53
MICHIGAN FUND                   654               4,649                   37
MINNESOTA FUND                   49                  -0-                  -0-
MISSOURI FUND                   105                  -0-                  -0-
NEW JERSEY FUND              11,071                 658                  212
NORTH CAROLINA FUND             116               1,027                    3
OHIO FUND                     2,089                 403                  279
OREGON FUND                   4,601                  -0-                 143
PENNSYLVANIA FUND             4,269               1,018                   32
VIRGINIA FUND                 7,486               3,602                  176



                        DETERMINATION OF NET ASSET VALUE

         The municipal instruments in which each Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the applicable Tax Free Fund's Board. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers in determining valuation. With respect to each Fund, "when-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased.

         The Funds intend not to dispose of municipal bonds which are in significant risk of, or are in, default in the payment of principal or interest, until the default has been cured or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In its evaluation of municipal bonds for portfolio valuation purposes, the applicable Tax Free Fund's Board will consider the value of insurance or any other type of guarantee supporting payments of principal and interest. This will be accomplished by comparing the value of the municipal bonds which are in significant risk of, or are in, default with other municipal bonds of similar maturity, interest rate and type which are not in default. This results in the applicable Tax Free Fund's Board ascribing a good faith value to the insurance or guarantee on any municipal bond which is in, or is in significant risk of, default equal to the difference between the insured or guaranteed security's market value and the then-prevailing market rate for other, similar non-defaulting municipal bonds.

         Each Tax Free Fund's Board may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         Each Fund expects that purchases and sales of portfolio securities generally will be principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         At times the Adviser may engage in agency transactions and, in effecting the purchase and sale of portfolio securities for the account of each Fund, will seek best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or the Adviser by such member or broker. In addition, upon the instruction of the applicable Tax Free Fund's Board, the Advisor may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services will be used by the Adviser in connection with the Funds. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker participate in these commissions.


         The Adviser may combine transaction orders placed on behalf of the Funds and any other fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Tax Free Fund's Board. Each Tax Free Fund's Board of Directors or Trustees has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of each Fund's portfolio. The Funds did not pay brokerage commissions for the fiscal years ending December 31, 1994, 1995 and 1996.



                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                    REDEMPTION INFORMATION AND OTHER SERVICES

REDUCED SALES CHARGES--CLASS A SHARES

         Reduced sales charges are applicable to purchases made at one time of Class A shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual's spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

         Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Class A shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Class A shares of a Fund at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

         LETTER OF INTENT. Any of the eligible persons described above may, within 90 days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of Class A shares of any one or more of the Funds and of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed within 90 days of the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

         Purchases of Class A Shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

         CUMULATIVE PURCHASE PRIVILEGE. Upon written notice to FIC, Class A shares of a Fund are also available at a quantity discount on new purchases if the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.

         PURCHASE OF SHARES. When you open a Fund account, you must specify which class of shares you wish to purchase. If not, your order will be processed as follows: (1) if you are opening an account with a new registration with First Investors your order will not be processed until the Fund receives notification of which class of shares to purchase; (2) if you have existing First Investors accounts solely in either Class A shares or Class B shares with the identical registration, your investment in the Fund will be made in the same class of shares as your existing account(s); (3) if you are an existing First Investors shareholder and own a combination of Class A and Class B shares with an identical registration, your investment in the Fund will be made in Class B shares; and (4) if you own in the aggregate at least $250,000 in any combination of classes, your investment will be made in Class A shares.

SYSTEMATIC INVESTING

         FIRST INVESTORS MONEY LINE. This service allows you to invest in a Fund through automatic deductions from your bank checking account. Scheduled investments in the minimum amount of $50 may be made on a bi-weekly, semi-monthly, monthly, quarterly, semi-annual or annual basis. The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased at the public offering price determined at the close of business on the day your designated bank account is debited. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process any changes you request be made to your Money Line service. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

         AUTOMATIC PAYROLL INVESTMENT. You also may arrange for automatic investments in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.

         CROSS-INVESTMENT OF CASH DISTRIBUTIONS. You may elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

         SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own noncertificated Class A or Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. The $5,000 minimum account balance is currently being waived for required minimum distributions on retirement plan accounts. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

         Shareholders who own Class B shares may establish a Withdrawal Plan and elect to receive up to 8% of the value of their account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the value of their account. For example, if the value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

         The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.

         ELECTRONIC FUND TRANSFER.  Shareholders  may establish  Electronic Fund
Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of the bank account holder is required for Money Line purchases. Shareholders may choose EFT privileges for Money Line purchases or redemptions or both. The minimum EFT amount is $500 and the maximum is $50,000. The total EFT redemptions during a 30 day period may not exceed $100,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Fund shares will be purchased on the day the Fund receives the funds, which is normally two days after the EFT is initiated. The EFT normally will be initiated on the next bank business day after the redemption request is received and will ordinarily be received by the predesignated bank account within two days after transmission. However, once the funds are transmitted, the time of receipt and the availability of the funds are not within the Funds' control. No dividends are paid on the proceeds of redeemed shares awaiting EFT.

         CONVERSION OF CLASS B SHARES. Class B Shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

         The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or the availability of an opinion of counsel, that: (1) the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

         If either Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, a new target class into which Class B shares will convert will be established, unless a majority of Class B shareholders, voting separately as a class, approve the proposal.

         WAIVERS OF CDSC ON CLASS B SHARES. The CDSC imposed on Class B shares does not apply to: (a) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (b) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability; (c) any redemption of shares purchased during the period April 29, 1996 through June 30, 1996 with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid, other than a money market fund or shares held in a retirement plan account; and (d) certain redemptions pursuant to a Withdrawal Plan (see "Systematic Withdrawal Plan"). For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.

         SIGNATURE GUARANTEES. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) an exchange in the amount over $50,000 is made into the Money Market Funds, (3) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (4) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (5) an account registration is being transferred to another owner, (6) a transaction requires additional legal documentation; (7) the redemption request is for certificated shares; (8) your address of record has changed within 60 days prior to a redemption request; (9) multiple owners have a dispute or give inconsistent instructions; (10) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (11) you elect EFT privileges.

         REINVESTMENT AFTER REDEMPTION. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to Class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. If you reinvest into a new Money Market Fund account within one year from the date of redemption, the minimum investment is $500. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

         TELEPHONE TRANSACTIONS. Fund shares not held in certificate form may be exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are available between non-retirement accounts. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file). Telephone exchanges are not available for exchanges of Fund shares for plan units.

         As stated in the Funds' Prospectus, the Tax Exempt Funds, the Adviser, the Underwriter and their officers, trustees, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction
(or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary; (2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

         CANCELLED CHECKS. Copies of cancelled purchase, liquidation or dividend checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.


         EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the Investment Company of 1940 due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

         1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                           (a) In the  case of a mail  order,  the  order  will
be  considered  received by a

Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Funds' Prospectus; and

                           (b) In the  case of a wire  order,  including  a
Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Funds' Prospectus.

         3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.


                                      TAXES

         Each Fund is treated as a separate corporation for Federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures that were held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

         Dividends paid by a Fund will qualify as exempt-interest dividends as defined in the Prospectuses, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund shareholder's gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

         Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be reported by shareholders for the year in which that December 31 falls.

         Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and the portion of the loss that is not disallowed, if any, will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a Fund receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that Fund) is Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the alternative minimum tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of any Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

         Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectuses; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         Each Fund may acquire zero coupon municipal securities issued with original issue discount. As a holder of those securities, a Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its net tax-exempt income, including any original issue discount on Municipal Instruments, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities or options or futures held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond purchased by a Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         If a Fund invests in any instruments that generate taxable income, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of such gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

         The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures contracts derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from a Fund's disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, then any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging strategies, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options or futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

STATE INCOME TAXES


         ARIZONA. Interest on indebtedness incurred (directly and indirectly) by an investor to purchase or carry an investment in the ARIZONA FUND should not be deductible for Arizona income tax purposes to the extent that the ARIZONA FUND holds tax-exempt obligations of the state of Arizona or obligations of the United States, Puerto Rico, the Virgin Islands or Guam. The discussion of Arizona taxes in the Prospectus assumes that in each taxable year the ARIZONA FUND qualifies and elects to be taxed as a regulated investment company for federal income tax purposes. In addition, such discussion assumes that in each taxable year the ARIZONA FUND qualifies to pay exempt-interest dividends by complying with the requirements of the Code that at least 50% of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes pursuant to section 103(a) of the Code.

         CALIFORNIA. Corporations subject to the California franchise tax or California corporate income tax are required to include in their gross income and in income subject to the corporate alternative minimum tax all distributions received from the CALIFORNIA FUND, including exempt-interest dividends. California law generally follows Federal law on matters such as denial or limitation of deductions for short-term losses where exempt-interest dividends have recently been received, wash sales, limitations on tax basis for certain sales charges and the nondeductibility of interest on indebtedness incurred by shareholders to purchase or carry shares of tax-exempt instruments, such as the CALIFORNIA FUND. It is the intent of the Fund, as represented to and relied upon by California tax counsel in rendering their opinion, that except when acceptable investments are unavailable for the CALIFORNIA FUND, the CALIFORNIA FUND will maintain at least 80% of the value of its net assets in debt obligations of the State of California, its localities and political subdivisions, which are exempt from regular Federal income tax and California personal income tax.

         CONNECTICUT. Corporate shareholders of the CONNECTICUT FUND subject to tax in Connecticut will be required to include in net income, for purposes of calculating the Connecticut corporation business tax, distributions made by the CONNECTICUT FUND and gains resulting from the redemption or sale of shares of the CONNECTICUT FUND. Such corporate shareholders, in determining net income, will be entitled to deduct 70% of the amount of includable distributions that qualify as dividends under Section 316 of the Code.

         FLORIDA. In the opinion of Rudnick & Wolfe, Florida tax counsel to Multi-State Insured, under existing law, shareholders of the FLORIDA FUND will not be subject to the Florida intangible personal property tax on their ownership of FLORIDA FUND shares or on distributions of income or gains made by the FLORIDA FUND to the extent that such distributions are attributable solely to (i) obligations issued by the United States government and its agencies, or by the Commonwealths of Puerto Rico, Guam the Virgin Islands, American Samoa, or the Northern Mariana Islands (collectively, "EXEMPT Instruments") or (ii) to money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts ("FLORIDA Instruments"). If the FLORIDA FUND is not invested solely in Exempt Instruments and Florida Instruments, then the Florida intangible personal property tax ("INTANGIBLE TAX") will apply as follows:

                  (a) The portion of the net asset value of the FLORIDA FUND'S portfolio that is attributable to Exempt Instruments will be exempt from the Intangible Tax.

                  (b) If the remaining portion of the net asset value of the FLORIDA FUND'S portfolio, after removing the portion representing Exempt Instruments, represents assets which are themselves exempt from the Intangible Tax, then this portion will also be exempt from the Intangible Tax.

                  (c) If the remaining portion of the net asset value of the FLORIDA FUND'S portfolio, after removing the portion representing Exempt Instruments, represents any asset which is subject to the Intangible Tax under Florida law, then the remaining portion of the net asset value of the FLORIDA FUND'S portfolio will be subject to the Intangible Tax.

         Shareholders of the FLORIDA FUND will be exempt from the Intangible Tax on their shares to the extent that the net asset value of the FLORIDA FUND'S portfolio is exempt. (The FLORIDA FUND has no present intention of investing in assets which will be subject to the Intangible Tax.)

         Because Florida does not impose an income tax on individuals, individual shareholders will not be subject to any Florida income tax on income or gains distributed by the FLORIDA FUND or on gains resulting from the redemption or exchange of shares of the FLORIDA FUND. Corporate shareholders will be subject to the Florida income tax on all distributions received from the FLORIDA FUND, regardless of the tax-exempt status of interest received from the FLORIDA FUND which is attributable to bonds under section 103(a) of the Code or any other Federal law; however, if a corporation does not have its commercial domicile within the state of Florida, its non-business income generated from the FLORIDA Fund is not allocated as Florida income subject to Florida corporate income tax. Non-business income includes capital gains and interest to the extent they do not arise from transactions and activities in the regular course of a taxpayer's business.

         For Florida state income tax purposes, the FLORIDA FUND itself will not be subject to the Florida income tax so long as it has no income subject to Federal taxation.

         Shareholders of the FLORIDA FUND will be subject to Florida estate tax on their FLORIDA FUND shares only if they are Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the Code (currently section 2011 and in some cases section 2102 of the Code) for death taxes actually paid to the several states.

         Neither interests held by shareholders of the FLORIDA FUND nor Exempt Instruments nor money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts held by the FLORIDA FUND will be subject to the Florida ad valorem property tax, the Florida sales and use tax or the Florida documentary stamp tax.

         GEORGIA. In the opinion of Kutak Rock, Georgia tax counsel to Multi-State Insured, capital gains recognized as a result of the sale of shares in the GEORGIA FUND can not be excluded for purposes of calculating the Georgia income tax by individuals, estates, trusts or corporations.

         Georgia tax counsel urges each potential investor in the GEORGIA FUND to consult his or her own tax advisor regarding all GEORGIA FUND income tax related matters specifically pertaining to them.

         MARYLAND. In the opinion of Ober, Kaler, Grimes & Shriver, Maryland tax counsel to Multi-State Insured, holders of shares of the MARYLAND FUND who are individuals, corporations, estates or trusts and who are subject to Maryland state and local income tax will not be subject to tax in Maryland on MARYLAND FUND dividends to the extent that such dividends qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code and which are attributable to (1) interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities, (2) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (3) gain realized by the MARYLAND FUND from the sale or exchange of bonds issued by Maryland or a political subdivision of Maryland or of the United States or an authority, commission or instrumentality of the United States. To the extent that distributions of the MARYLAND FUND are attributable to sources other than those described above, such as (1) interest on obligations issued by states other than Maryland or (2) income from repurchase contracts, such distributions will not be exempt from Maryland state and local income taxes. In addition, gain realized by a shareholder upon a redemption or exchange of MARYLAND FUND shares will be subject to Maryland taxation. In the event the MARYLAND FUND fails to qualify as a regulated investment company, the MARYLAND FUND would be subject to corporate Maryland income tax and distributions would be taxable as ordinary income to the shareholders. Maryland presently includes in taxable net income items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference. Accordingly, subject to a threshold amount, 50% of any distributions on the MARYLAND FUND attributable to such private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the MARYLAND FUND to purchase or carry shares of the MARYLAND FUND will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

         MASSACHUSETTS. Distributions to holders of shares of the MASSACHUSETTS FUND who are subject to Massachusetts personal income tax that do not qualify as exempt interest dividends, as defined in Code section 852(b)(5), or capital gain dividends, as defined in Code section 852(b)(3)(C), directly attributable to interest or capital gain exempt from Massachusetts taxation on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions will generally be subject to Massachusetts income tax. Among the items that will not be subject to Massachusetts income tax are the following: exempt interest dividends attributable to interest on obligations issued by the Commonwealth of Puerto Rico, the government of Guam, the
government  of  the  Virgin  Islands  or  their  respective   authorities,   and
distributions attributable to interest on obligations of the United States exempt from state income taxation. The MASSACHUSETTS FUND must identify the items not subject to tax in a written notice to the shareholders. The holders of shares of the MASSACHUSETTS FUND may recognize taxable gain or loss upon an exchange or redemption of their shares.

         MICHIGAN. In the opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, Michigan tax counsel to Multi-State Insured, holders of the MICHIGAN FUND will not be subject to the Michigan income tax or single business tax on MICHIGAN FUND dividends to the extent that such distributions qualify as exempt-interest dividends of a RIC under Code section 852(b)(5) which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain other Federally tax exempt obligations, the interest on which is exempt from Michigan tax, such as certain obligations of Puerto Rico). To the extent that distributions on the MICHIGAN FUND are attributable to sources other than those described above, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. Holders of the MICHIGAN FUND are exempt from the Michigan intangibles tax to the extent that the investment portfolio consists of the aforementioned obligations and certain U.S. obligations. In addition, MICHIGAN FUND shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to Michigan intangibles tax. (The Michigan intangibles tax is being phased out over a four-year period beginning with 1994 and will be fully repealed as of January 1, 1998.) To the extent that distributions on the MICHIGAN FUND are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

         MINNESOTA. MINNESOTA FUND distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the MINNESOTA FUND will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota alternative minimum tax purposes, in the case of shareholders who are individuals, estates or trusts. Except during temporary defensive periods or when acceptable investments are unavailable to the MINNESOTA FUND, at least 80% of the value of the net assets of the MINNESOTA FUND will be maintained in debt obligations the interest on which is exempt from the Federal income tax and the Minnesota personal income tax, subject to the discussion in the Prospectus and this SAI relating to legislation enacted in Minnesota in 1995. The MINNESOTA FUND seeks to invest so that the 95% test described in the Prospectus will be met.

         Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' Federal alternative minimum taxable income, which includes Federal tax preference items. Accordingly, exempt-interest dividends that constitute tax preference items for purposes of the Federal alternative minimum tax, even though they are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"), will be included in the base upon which such Minnesota alternative minimum tax is computed. (The

MINNESOTA FUND has no present intention of investing in tax-exempt securities that are subject to the alternative minimum tax.) In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources is also subject to the Minnesota alternative minimum tax imposed on individuals, estates, and trusts. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the MINNESOTA FUND, including all of those that are derived from the Minnesota Sources, will be subject to the Minnesota alternative minimum tax imposed on such shareholders.

         MISSOURI. In the opinion of Shook, Hardy & Bacon L.L.P, Missouri tax counsel to Multi-State Insured, if a dividend paid by the MISSOURI FUND qualifies as an exempt-interest dividend under the Code, the portion of such exempt-interest dividend that is attributable to interest received by the MISSOURI FUND on obligations of (1) Missouri or its political subdivisions ("Missouri Obligations"), or (2) territories or possessions of the United States (to the extent Federal law exempts interest on such obligations from state taxation), will not be subject to the Missouri income tax when received by a shareholder of the MISSOURI FUND, provided that the MISSOURI FUND properly designates such portion as an exempt dividend (a "Missouri Dividend") under Missouri law. At the present time, the MISSOURI FUND does not intend to invest in obligations the interest on which is subject to Federal income taxation. However, to the extent any dividend (or portion thereof) paid by the MISSOURI Fund is attributable to net interest earned by the MISSOURI FUND on obligations of the United States, such dividend (or portion thereof) will not be subject to the Missouri income tax when received by a shareholder of the MISSOURI FUND, provided (1) the MISSOURI FUND properly designates such dividend (or portion thereof) as a "state income tax exempt-interest dividend" under Missouri law, and (2) the MISSOURI FUND and the shareholder meet certain recordkeeping requirements specified under Missouri law. Except as provided in the preceding paragraphs, the State of Missouri has no special exemption provisions for (1) dividends received by shareholders of a RIC or (2) capital gains realized by shareholders of a RIC upon the sale or exchange of shares of such RIC. Thus, in the case of shareholders who are subject to the Missouri income tax and who, under applicable law, are required to include capital gain, dividend and interest income in their Missouri taxable income, all dividends, except Missouri Dividends and dividends properly designated as "state income tax exempt-interest dividends" under Missouri law, paid by the MISSOURI FUND to such shareholders, and all gains realized by such shareholders on the redemption or sale of shares of the MISSOURI FUND, will be subject to the Missouri income tax.

         Except as set forth in paragraph (a) below, dividends received by (1) an individual shareholder of the MISSOURI FUND who is not engaged in a trade or business, or (2) any other shareholder of the MISSOURI FUND (a "Business Taxpayer") who holds shares of the MISSOURI FUND for investment purposes and not as part of its ordinary trade or business, will not be subject to the city earnings and profits tax of St. Louis or Kansas City, Missouri (the "City Tax"). With respect to dividends received by a Business Taxpayer who holds shares as part of its ordinary trade or business, each dividend (or portion thereof) paid by the MISSOURI FUND that is attributable to interest earned on Missouri Obligations, or on obligations of the United States or its possessions, will not be subject to the City Tax; however, except as set forth in paragraph (b) below, other dividends received by such Business Taxpayer (and all gains realized by such Business Taxpayer on the redemption or sale of shares of the MISSOURI FUND) will be subject to the applicable City Tax, to the extent such Business Taxpayer is otherwise subject to such tax.

                  (a) The taxing authorities in St. Louis take the position that all of the assets of a partnership or corporation having its business domicile in St. Louis should be treated as held as part of such entity's ordinary trade or business. Under this position, dividends received on shares of the MISSOURI FUND held by such partnership or corporation, whether or not held for investment purposes, could be subject to the City Tax of St. Louis. There is no express authority for this position, and a taxpayer could take the position that dividends received by any corporation or partnership that holds shares of the MISSOURI FUND for investment purposes ("Investment Dividends") should not be subject



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


to the City Tax of St. Louis. Therefore, Shook, Hardy & Bacon P.C. specifically refrains from expressing an opinion as to whether Investment Dividends received by a partnership or corporation having its business domicile in St. Louis (to the extent such Investment Dividends are not attributable to interest earned on Missouri Obligations, or on obligations of the United States or its possessions to the City Tax of St. Louis.

                  (b) The enabling statutes for the City Tax do not indicate whether obligations of territories (as opposed to possessions) of the United States are exempt from the City Tax. Therefore, Shook, Hardy & Bacon P.C. specifically refrains from expressing an opinion as to whether dividends attributable to interest earned on obligations of territories of the United States are exempt from the City Tax.

         NEW YORK. Distributions to New York resident individual shareholders of NEW YORK INSURED that are attributable to sources other than from obligations issued by or on behalf of the State of New York or any political subdivision thereof will generally be includable in New York personal income of such shareholder. Additionally, interest on indebtedness incurred or continued to purchase or carry shares of NEW YORK INSURED will not be deductible for New York personal income tax purposes to the extent that such interest is allocable to exempt-interest dividends paid by NEW YORK INSURED.

         NEW JERSEY. Qualified investment funds described in N.J.S.A. 54A:6-14.1 are any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid (a) has no investments other than interest-bearing obligations, obligations issued at a discount, cash and cash items (including receivables), and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables) and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent the instruments are authorized by section 851(b) of the Code in obligations described in N.J.S.A. 54A:6-14.

         New Jersey state and local bonds described in N.J.S.A. 54A:6-14 are obligations (1) issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey, and (2) obligations statutorily free from state or local taxation under any New Jersey or United States laws.

         Except when acceptable investments are unavailable to the NEW JERSEY FUND, it will maintain at least 80% of the value of its investments in debt obligations which are exempt from Federal income tax and New Jersey Gross Income Tax.

         NORTH CAROLINA. Based on the current administrative position of the North Carolina Department of Revenue (the "Revenue Department") as found in Chapter 105 of the North Carolina General Statutes, the North Carolina Administrative Rules, and other rules, bulletins and statements issued by the Revenue Department, shareholders of the NORTH CAROLINA FUND will be subject to the following tax consequences.

         Individual shareholders of the NORTH CAROLINA FUND who are subject to North Carolina income taxation will not be subject to such tax on NORTH CAROLINA FUND dividend distributions to the extent that such distributions qualify as exempt-interest dividends under the Code and represent (a) interest on direct obligations of the United States or its possessions, (b) obligations of the State of North Carolina, its political subdivisions or a commission, an authority, or another agency of the State of North Carolina or its political subdivisions, or (c) obligations of nonprofit educational institutions organized or chartered under the laws of the State of North Carolina.



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


         Corporate shareholders of the NORTH CAROLINA FUND that are subject to North Carolina income taxation will not be subject to such tax on NORTH CAROLINA FUND dividend distributions to the extent that such distributions qualify as exempt-interest dividends under the Code and represent (a) interest on direct obligations of the United States or its possessions, provided that, interest upon obligations of the State of North Carolina or any of its political subdivisions is exempt from income taxes imposed by the United States, or (b) interest on obligations of the State of North Carolina and any of its cities, towns or counties. (All obligations that are exempt from North Carolina taxation are collectively referred to as "North Carolina Exempt Obligations")

         The above exemptions from North Carolina income tax do not apply to capital gain distributions received from the NORTH CAROLINA FUND.

         The non-taxability of dividends paid by the NORTH CAROLINA FUND to a shareholder is conditioned upon the NORTH CAROLINA FUND providing a supporting statement to the shareholder verifying the amount received by the shareholder which represents distributions on North Carolina Exempt Obligations. In the absence of a supporting statement, the total amount designated by the NORTH CAROLINA FUND as exempt from tax is subject to North Carolina income tax. The NORTH CAROLINA FUND will provide to the shareholders a supporting statement which meets the Revenue Department's requirements.

         Interest earned on obligations that are merely backed or guaranteed by the United States Government do not represent direct obligations of the United States or its possessions and do not qualify for exemption from North Carolina income taxation. For instance, interest income realized on obligations of the Federal National Mortgage Association and interest paid by the issuer of mortgage-backed certificates guaranteed by the Federal government, Federal agencies or corporations formed by the Federal government is not considered income from obligations of the United States and is subject to North Carolina income taxation. Also, interest paid in connection with repurchase agreements issued by banks and savings and loan associations is subject to North Carolina income taxation.

         Interest from obligations issued under the borrowing power of Puerto Rico, the Virgin Islands, Guam, a Federal Land Bank, a Federal Home Loan Bank, a Federal Intermediate Bank, Farm Home Administration, Export-Import Bank of the United States, Tennessee Valley Authority, Banks for Cooperatives, U.S. Treasury bonds, notes, bills, certificates and savings bonds, Production Credit Association, Student Loan Marketing Association, Commodity Credit Corporation, Federal Deposit Insurance Corporation, A Federal Farm Credit Bank, Federal
Financing Bank, Federal Savings and Loan Insurance Corporation, General Insurance Fund, United States Postal Service, Resolution Funding Corporation, and Financing Corporation (chartered by the Federal Housing Finance Board - 12 U.S.C.S. 12-1441) are considered to be interest from obligations of the United States and its possessions and is tax exempt.

         Distributions by the NORTH CAROLINA FUND of interest on Federal obligations are treated as flowing through to the shareholders, and thus, will not be treated as dividends for purposes of the North Carolina six percent dividend tax credit.

         In general, a shareholder of the NORTH CAROLINA FUND who is subject to North Carolina income tax will recognize capital gains for North Carolina income tax purposes to the same extent a shareholder would for Federal income tax purposes when the NORTH CAROLINA FUND makes a capital gain distribution or a shareholder redeems or exchanges shares.

         OHIO. In the opinion of Squire, Sanders & Dempsey, Ohio tax counsel to Multi-State Insured, provided that the OHIO FUND continues to qualify as a registered investment company for Federal income tax purposes and that at all times at least 50 percent of the value of the total assets of the OHIO FUND consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations") or similar obligations of other states or their subdivisions, shareholders of the OHIO FUND who are otherwise subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the OHIO FUND to the extent that such distributions are properly attributable to (1) interest on and profits made on the sale, exchange or other disposition of Ohio Obligations or (2) interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (e.g., obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam and their authorities and municipalities) ("Federal and Possessions Obligations").

         It is further the opinion of Squire, Sanders & Dempsey that, subject to the proviso stated in the previous paragraph, shareholders who are otherwise subject to the Ohio corporation franchise tax will not be required to include distributions with respect to shares of the OHIO FUND in their tax base for purposes of computing such tax on the net income basis to the extent that such distributions are (1) properly attributable to interest on and profits made on the sale, exchange or other disposition of Ohio Obligations, (2) properly attributable to interest on Federal and Possessions Obligations, or (3) exempt-interest dividends for Federal income tax purposes. However, shares of the OHIO FUND will be includable in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Corporate shareholders that are subject to Ohio municipal income taxes will not be subject to such tax on distributions received from the OHIO FUND to the extent such distributions consist of interest on or gain from the sale, exchange, or other disposition of Ohio Obligations.

         Except when acceptable investments are unavailable to the OHIO FUND, it will maintain at least 80% of the value of its net assets in obligations that are exempt from Federal income tax and that are exempt from Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

         OREGON. In the opinion of Weiss, Jensen, Ellis & Howard, Oregon tax counsel to Multi-State Insured, shareholders of the OREGON FUND who are subject to the Oregon personal income tax will not be required to include in their Oregon personal income distributions from the OREGON FUND to the extent that (1) such distributions qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code that are attributable to interest from tax-exempt obligations of the State of Oregon or its political subdivisions or authorities;
(2) such distributions are attributable to interest from obligations issued by the territories of Guam, Puerto Rico, Samoa, Virgin Islands, or their authorities, or the Commonwealth of Puerto Rico or its authority; or (3) such distributions are attributable to interest from obligations issued by the U.S. Government, its agencies and instrumentalities and are exempted from state income tax under the laws of the United States. To the extent that distributions from the OREGON FUND are attributable to sources other than those described in the preceding sentence, such distributions will not be exempt from the Oregon personal income tax. Also, distributions that qualify as capital gain dividends under section 852(b)(3)(C) of the Code and that are includable in Federal gross income will be includable as capital gains in Oregon income of a shareholder.

         Interest on indebtedness incurred (directly or indirectly) by a shareholder of the OREGON FUND to purchase or carry shares of the OREGON FUND will not be deductible for purposes of the Oregon personal income tax.

         Shareholders of the OREGON FUND that are otherwise subject to the Oregon corporate excise tax must include in income distributions with respect to shares of the OREGON FUND.

         PENNSYLVANIA. Individual shareholders of the PENNSYLVANIA FUND who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions of interest by the PENNSYLVANIA FUND that are attributable to obligations issued by Pennsylvania, public authorities, commissions, boards or agencies created by Pennsylvania, political subdivisions of Pennsylvania or public authorities created by any such political subdivision or obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the United States ("Exempt Obligations"). Distributions of gains on Exempt Obligations will be subject to Pennsylvania personal income taxes in the hands of shareholders who are otherwise subject to the Pennsylvania personal income tax. Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax.

         Shares of the PENNSYLVANIA FUND that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the PENNSYLVANIA FUNDS portfolio consists of Exempt Obligations on the annual assessment date. Non-residents of the Commonwealth of Pennsylvania are not subject to this tax. Individual shareholders who are residents of Allegheny County, the City of Pittsburgh or the School District of Pittsburgh, have no obligation to pay a personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment net income tax provided that the PENNSYLVANIA FUND reports to its investors the percentage of Exempt Obligations held by it for the year. The PENNSYLVANIA FUND will report such percentage to its shareholders.

         The Pennsylvania Department of Revenue takes the position that a regulated investment company is a separate entity under Pennsylvania corporate net income tax law and, therefore, the characteristics of income received by such company, to the extent that such income would otherwise be includable in Pennsylvania corporate taxable income, will not flow through to a corporate shareholder. However, because the Pennsylvania corporate net income tax is based upon Federal taxable income, items excluded from Federal taxable income and not required to be added to taxable income by Pennsylvania law will also be excluded from Pennsylvania corporate taxable income. Accordingly, "exempt-interest dividends," which are not required to be so added, are also excluded from the Pennsylvania corporate taxable income. Gains on Exempt Obligations are, however, subject to the corporate net income tax in the hands of a corporate shareholder. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the PENNSYLVANIA FUND are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Pennsylvania capital stock and franchise taxes.

         Except when acceptable investments are unavailable to the PENNSYLVANIA FUND, at least 80% of the value of its net assets will be maintained in debt obligations of the Commonwealth of Pennsylvania, its localities and political subdivisions, which are exempt from regular Federal income tax and Pennsylvania personal income tax and personal property taxes.

         VIRGINIA.  Individual  shareholders  of the  VIRGINIA  FUND  subject to
Virginia personal income tax will not be required to include in their gross income, for Virginia personal income tax purposes, distributions made by the VIRGINIA FUND that, without regard to any exemption from Federal income tax, are derived from interest in certain obligations for which a Virginia income tax exemption is independently provided, including, among others, obligations issued under the Virginia Public Finance Act, certain revenue bonds for transportation facilities, and obligations issued by the Virginia Housing Development Authority, the Virginia Education Loan Authority, and industrial development authorities created pursuant to the Virginia Industrial Development and Revenue Bond Act.

         In general, an individual shareholder of the VIRGINIA FUND who is a Virginia resident will recognize capital gains for virginia income tax purposes to the same extent that he or she would for Federal income tax purposes when the VIRGINIA FUND makes a capital gains distribution or the shareholder redeems or sells shares. In certain instances, however, legislation creating the entity issuing debt obligations expressly exempts profit on the sale of the obligation from Virginia income taxation.

         Interest  on   indebtedness   incurred   (directly  or  indirectly)  by
shareholders to purchase or carry shares of the VIRGINIA FUND will not be deductible for Virginia income tax purposes.



                             PERFORMANCE INFORMATION

         A Fund may advertise its performance in various ways.

         Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)caret(1/n)]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV-P)/P  = TOTAL RETURN

         Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

         Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

         Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 1996 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN1


                                       ONE YEAR              FIVE YEARS            TEN YEARS           LIFE OF FUND2
                                  Class A     Class B    Class A    Class B    Class A    Class B   Class A   Class B3
NEW YORK INSURED                   (3.51)%     (1.89)%      4.79%      N/A        5.85%      N/A       N/A       5.69%
ARIZONA FUND                       (2.81)      (1.24)       6.69       N/A         N/A       N/A       6.91%     7.26
CALIFORNIA FUND                    (2.60)       (.98)       6.09       N/A         N/A       N/A       6.48      7.27
COLORADO FUND                      (1.97)       (.43)       N/A        N/A         N/A       N/A       6.33      7.67
CONNECTICUT FUND                   (3.08)      (1.55)       5.75       N/A         N/A       N/A       6.23      6.63
FLORIDA FUND                       (3.14)      (1.51)       6.53       N/A         N/A       N/A       7.03      7.49
GEORGIA FUND                       (2.57)      (1.00)       N/A        N/A         N/A       N/A       6.20      7.42
MARYLAND FUND                      (3.10)      (1.67)       6.19       N/A         N/A       N/A       6.61      6.85
MASSACHUSETTS FUND                 (3.41)      (1.93)       5.67       N/A        6.40       N/A       N/A.      6.44
MICHIGAN FUND                      (3.07)      (1.58)       6.15       N/A        6.81       N/A       N/A       6.74
MINNESOTA FUND                     (3.03)      (1.50)       5.13       N/A        5.85       N/A       N/A       6.12
MISSOURI FUND                      (2.65)      (1.19)       N/A        N/A         N/A       N/A       5.91      7.35
NEW JERSEY FUND                    (3.33)      (1.86)       5.60       N/A         N/A       N/A       7.09      6.05
NORTH CAROLINA FUND                (2.81)      (1.25)       N/A        N/A         N/A       N/A       5.46      7.43
OHIO FUND                          (2.25)       (.70)       6.07       N/A        6.80       N/A       N/A       7.08
OREGON FUND                        (2.80)      (1.28)       N/A        N/A         N/A       N/A       5.17      7.13
PENNSYLVANIA FUND                  (3.10)      (1.51)       6.14       N/A         N/A       N/A       6.85      7.24
VIRGINIA FUND                      (3.02)      (1.43)       5.88       N/A         N/A       N/A       6.66      6.81









--------------------
1 All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the Fund's maximum sales charge was
      6.90%.  Prior to January  29,  1989 the Fund's  maximum  sales  charge was
      7.25%. Certain expenses of Multi-State Insured have been waived or reimbursed from commencement of operations through December 31, 1996. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.
2 The inception dates for the Funds are as follows: ARIZONA FUND - November 1, 1990; CALIFORNIA FUND - February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND - May 4, 1992; CONNECTICUT FUND and MARYLAND FUND - October 8, 1990; FLORIDA Fund - October 5, 1990; GEORGIA FUND - May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND - January 1, 1987; NEW JERSEY FUND - September 13, 1988; PENNSYLVANIA FUND and VIRGINIA FUND - April 30, 1990.
3     Commencement of offering of Class B shares. TOTAL RETURN1


                                       ONE YEAR              FIVE YEARS            TEN YEARS           LIFE OF FUND2
                                  Class A     Class B    Class A    Class B    Class A    Class B   Class A   Class B3
NEW YORK INSURED                   (3.51)%     (1.89)%     26.38%      N/A       76.62%      N/A       N/A      11.52%
ARIZONA FUND                       (2.81)      (1.24)      38.22       N/A        N/A        N/A      51.00%    14.80
CALIFORNIA FUND                    (2.60)       (.98)      34.41       N/A        N/A        N/A      51.00     14.82
COLORADO FUND                      (1.97)       (.43)       N/A        N/A        N/A        N/A      33.22     15.67
CONNECTICUT FUND                   (3.08)      (1.55)      32.24       N/A        N/A        N/A      45.73     13.48
FLORIDA FUND                       (3.14)      (1.51)      37.22       N/A        N/A        N/A      52.82     15.30
GEORGIA FUND                       (2.57)      (1.00)       N/A        N/A        N/A        N/A      32.42     15.13
MARYLAND FUND                      (3.10)      (1.67)      35.03       N/A        N/A        N/A      49.06     13.94
MASSACHUSETTS FUND                 (3.41)      (1.93)      31.74       N/A       85.72       N/A       N/A      13.09
MICHIGAN FUND                      (3.07)      (1.58)      34.79       N/A       92.95       N/A       N/A      13.71
MINNESOTA FUND                     (3.03)      (1.50)      28.41       N/A       76.35       N/A       N/A      12.42
MISSOURI FUND                      (2.65)      (1.19)       N/A        N/A        N/A        N/A      30.77     14.99
NEW JERSEY FUND                    (3.33)      (1.86)      31.32       N/A        N/A        N/A      76.60     12.27
NORTH CAROLINA FUND                (2.81)      (1.25)       N/A        N/A        N/A        N/A      28.21     15.16
OHIO FUND                          (2.25)       (.70)      34.26       N/A       92.76       N/A       N/A      14.44
OREGON FUND                        (2.80)      (1.28)       N/A        N/A        N/A        N/A      26.53     14.52
PENNSYLVANIA FUND                  (3.10)      (1.51)      34.68       N/A        N/A        N/A      55.64     14.77
VIRGINIA FUND                      (3.02)      (1.43)      33.04       N/A        N/A        N/A      53.84     13.86



         Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 1996 are set forth in the tables below.


--------------------
1 All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the Fund's maximum sales charge was
      6.90%.  Prior to January  29,  1989 the Fund's  maximum  sales  charge was
      7.25%. Certain expenses of Multi-State Insured have been waived or reimbursed from commencement of operations through December 31, 1996. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.
2 The inception dates for the Funds are as follows: ARIZONA FUND - November 1, 1990; CALIFORNIA FUND - February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND - May 4, 1992; CONNECTICUT FUND and MARYLAND FUND - October 8, 1990; FLORIDA Fund - October 5, 1990; GEORGIA FUND - May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND - January 1, 1987; NEW JERSEY FUND - September 13, 1988; PENNSYLVANIA FUND and VIRGINIA FUND - April 30, 1990.
3     Commencement of offering of Class B shares.

AVERAGE ANNUAL TOTAL RETURN1



                                       ONE YEAR              FIVE YEARS            TEN YEARS           LIFE OF FUND2
                                  Class A     Class B    Class A    Class B    Class A    Class B   Class A   Class B3
NEW YORK INSURED                     2.95%      2.18%       6.16%      N/A        6.54%      N/A       N/A       7.89%
ARIZONA FUND                         3.69       2.89        8.08       N/A        N/A        N/A       8.03%     9.49
CALIFORNIA FUND                      3.91       3.16        7.47       N/A        N/A        N/A       7.18      9.50
COLORADO FUND                        4.57       3.68        N/A        N/A        N/A        N/A       7.80      9.91
CONNECTICUT FUND                     3.37       2.57        7.13       N/A        N/A        N/A       7.32      8.88
FLORIDA FUND                         3.34       2.56        7.92       N/A        N/A        N/A       8.13      9.72
GEORGIA FUND                         3.94       3.13        N/A        N/A        N/A        N/A       7.66      9.69
MARYLAND FUND                        3.33       2.45        7.57       N/A        N/A        N/A       7.71      9.07
MASSACHUSETTS FUND                   2.99       2.16        7.03       N/A        7.09       N/A       N/A       8.66
MICHIGAN FUND                        3.37       2.49        7.52       N/A        7.50       N/A       N/A       8.97
MINNESOTA FUND                       3.47       2.61        6.49       N/A        6.53       N/A       N/A       8.35
MISSOURI FUND                        3.84       2.92        N/A        N/A        N/A        N/A       7.38      9.61
NEW JERSEY FUND                      3.09       2.22        6.97       N/A        N/A        N/A       7.93      8.29
NORTH CAROLINA FUND                  3.68       2.85        N/A        N/A        N/A        N/A       6.92      9.69
OHIO FUND                            4.23       3.43        7.44       N/A        7.49       N/A       N/A       9.35
OREGON FUND                          3.68       2.87        N/A        N/A        N/A        N/A       6.62      9.38
PENNSYLVANIA FUND                    3.39       2.61        7.51       N/A        N/A        N/A       7.88      9.48
VIRGINIA FUND                        3.47       2.66        7.26       N/A        N/A        N/A       7.70      9.05


-----------------------
1 All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the Fund's maximum sales charge was 6.90%. Prior to January 29, 1989 the Fund's maximum sales charge was 7.25%. Certain expenses of Multi-State Insured have been waived or reimbursed from commencement of operations through December 31, 1996. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.
2 The inception dates for the Funds are as follows: ARIZONA FUND - November 1, 1990; CALIFORNIA FUND - February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND - May 4, 1992; CONNECTICUT FUND and MARYLAND FUND - October 8, 1990; FLORIDA Fund - October 5, 1990; GEORGIA FUND - May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND - January 1, 1987; NEW JERSEY FUND - September 13, 1988; PENNSYLVANIA FUND and VIRGINIA FUND - April 30, 1990.
3 The commencement date for the offering of Class B shares is January 12, 1995.

TOTAL RETURN1



                                       ONE YEAR              FIVE YEARS            TEN YEARS           LIFE OF FUND2
                                  Class A     Class B    Class A    Class B    Class A    Class B   Class A   Class B3
NEW YORK INSURED                     2.95%      2.18%      34.84%     N/A        88.40%     N/A       N/A       16.14%
ARIZONA FUND                         3.69       2.89       47.44      N/A        N/A        N/A       61.01%    19.56
CALIFORNIA FUND                      3.91       3.16       43.40      N/A        N/A        N/A       98.18     19.57
COLORADO FUND                        4.57       3.68       N/A        N/A        N/A        N/A       42.04     20.46
CONNECTICUT FUND                     3.37       2.57       41.11      N/A        N/A        N/A       55.39     18.24
FLORIDA FUND                         3.34       2.56       46.36      N/A        N/A        N/A       62.95     20.06
GEORGIA FUND                         3.94       3.13       N/A        N/A        N/A        N/A       41.19     19.97
MARYLAND FUND                        3.33       2.45       44.05      N/A        N/A        N/A       58.93     18.66
MASSACHUSETTS FUND                   2.99       2.16       40.47      N/A        98.07      N/A       N/A       17.78
MICHIGAN FUND                        3.37       2.49       43.73      N/A       105.76      N/A       N/A       18.43
MINNESOTA FUND                       3.47       2.61       36.95      N/A        88.07      N/A       N/A       17.11
MISSOURI FUND                        3.84       2.92       N/A        N/A        N/A        N/A       39.45     19.82
NEW JERSEY FUND                      3.09       2.22       40.07      N/A        N/A        N/A       88.35     16.98
NORTH CAROLINA FUND                  3.68       2.85       N/A        N/A        N/A        N/A       36.70     19.98
OHIO FUND                            4.23       3.43       43.18      N/A       105.59      N/A       N/A       19.25
OREGON FUND                          3.68       2.87       N/A        N/A        N/A        N/A       34.90     19.33
PENNSYLVANIA FUND                    3.39       2.61       43.66      N/A        N/A        N/A       65.95     19.53
VIRGINIA FUND                        3.47       2.66       41.94      N/A        N/A        N/A       64.05     18.61




      Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.



-------------------
1 All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the Fund's maximum sales charge was 6.90%. Prior to January 29, 1989 the Fund's maximum sales charge was 7.25%. Certain expenses of Multi-State Insured have been waived or reimbursed from commencement of operations through December 31, 1996. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.
2 The inception dates for the Funds are as follows: ARIZONA FUND - November 1, 1990; CALIFORNIA FUND - February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND - May 4, 1992; CONNECTICUT FUND and MARYLAND FUND - October 8, 1990; FLORIDA Fund - October 5, 1990; GEORGIA FUND - May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND - January 1, 1987; NEW JERSEY FUND - September 13, 1988; PENNSYLVANIA FUND and VIRGINIA FUND - April 30, 1990.
3 The commencement date for the offering of Class B shares is January 12, 1995.

      Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for Federal tax purposes), shareholders may use the following formula:

            Tax Free Yield
            --------------
                          = Taxable Equivalent Yield
            1 - Your Tax Bracket


      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for state and Federal tax purposes), shareholders may use the following formula:

            Tax Free Yield
            --------------
                          = Taxable Equivalent Yield
            1 - [[(1-Your Federal Tax Bracket)

         x State Rate]
      + Your Federal Tax Bracket]


      The yield and tax-equivalent yield for the thirty days ended December 31, 1996 (assuming a Federal tax rate of 28% as well as the maximum rate for the appropriate state) is shown below. During this period, certain expenses of Multi-State Insured have been waived or reimbursed. Accordingly, yield and tax-exempt yield figures are higher than they would have been had such expenses not been waived or reimbursed. During this period, the maximum Federal tax rate was 39.6%.

                                       YIELD             TAX-EQUIVALENT YIELD
                                 Class A   Class B         Class A    Class B
                                 Shares    Shares          Shares     Shares

         NEW YORK INSURED          3.65%     3.21%           5.49%      4.82%
         ARIZONA FUND              4.64      4.16            6.83       6.12
         CALIFORNIA FUND           4.32      3.82            6.74       5.96
         COLORADO FUND             4.49      4.02            6.56       5.88
         CONNECTICUT FUND          4.35      3.85            6.33       5.60
         FLORIDA FUND              4.32      3.82            6.00       5.31
         GEORGIA FUND              4.72      4.25            6.97       6.28
         MARYLAND FUND             4.63      4.16            6.77       6.08
         MASSACHUSETTS FUND        4.27      3.76            6.74       5.93
         MICHIGAN FUND             4.25      3.75            6.17       5.45
         MINNESOTA FUND            4.69      4.22            7.12       6.41
         MISSOURI FUND             4.78      4.32            7.06       6.38
         NEW JERSEY FUND           4.24      3.74            6.30       5.56
         NORTH CAROLINA FUND       4.69      4.21            7.06       6.34
         OHIO FUND                 4.51      4.02            6.77       6.04
         OREGON FUND               4.57      4.08            6.97       6.23
         PENNSYLVANIA FUND         4.30      3.80            6.14       5.43
         VIRGINIA FUND             4.29      3.79            6.32       5.59

         The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by that Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for each Fund's Class A shares for the twelve-month period ended December 31, 1996 calculated using both offering price and net asset value is shown below. The distribution rate for each Fund's Class B shares for the twelve-month period ended December 31, 1996 calculated using net asset value is also shown below. During these periods certain expenses of Multi-State Insured were waived or reimbursed. Accordingly, distribution rates are higher than they would have been if such expenses had not been waived or reimbursed.


                                              CLASS A SHARES                          CLASS B SHARES
                                    DISTRIBUTION RATE CALCULATED USING         DISTRIBUTION RATE CALCULATED
                                     OFFERING PRICE   NET ASSET VALUE              USING NET ASSET VALUE

         NEW YORK INSURED                  4.64%           4.95%                           4.27%
         ARIZONA FUND                      4.82            5.14                            4.36
         CALIFORNIA FUND                   4.59            4.89                            4.08
         COLORADO FUND                     4.83            5.15                            4.38
         CONNECTICUT FUND                  4.55            4.86                            4.08
         FLORIDA FUND                      4.47            4.77                            4.01
         GEORGIA FUND                      4.84            5.16                            4.39
         MARYLAND FUND                     4.77            5.09                            4.32
         MASSACHUSETTS FUND                4.74            5.05                            4.25
         MICHIGAN FUND                     4.71            5.02                            4.25
         MINNESOTA FUND                    4.92            5.24                            4.41
         MISSOURI FUND                     4.86            5.18                            4.39
         NEW JERSEY FUND                   4.59            4.90                            4.12
         NORTH CAROLINA FUND               4.57            4.87                            4.08
         OHIO FUND                         4.62            4.93                            4.15
         OREGON FUND                       4.59            4.90                            4.12
         PENNSYLVANIA FUND                 4.55            4.86                            4.11
         VIRGINIA FUND                     4.59            4.89                            4.11


         A Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by any Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.

         From time to time, in reports and promotional literature, the Fund may compare their performance to, or cite the historical performance of, U.S.
Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

         Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

         Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

         Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

         Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

         The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

         From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.


                               GENERAL INFORMATION

         AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, Two Penn Center Plaza, Philadelphia, PA, 19102-1707. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.


         TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Furthermore, if there is no known address for a shareholder for at least one year, the Transfer Agent will charge such shareholder's account $40 to cover the Transfer Agent's expenses in trying to locate the shareholder's correct address. The Transfer Agent's telephone number is 1-800-423-4026.

         The following sets forth transfer agency fees and expenses paid to the Transfer Agent for each Fund for the fiscal year ended December 31, 1996: NEW YORK INSURED- $161,257; ARIZONA FUND- $9,952; CALIFORNIA FUND- $10,907; COLORADO FUND- $6,804; CONNECTICUT FUND- $16,619; FLORIDA FUND- $16,963; GEORGIA FUND- $4,039; MARYLAND FUND- $ 11,045; MASSACHUSETTS FUND- $20,889; MICHIGAN FUND- $27,075; MINNESOTA FUND- $7,761; MISSOURI FUND- $3,111; NEW JERSEY FUND- $38,474; NORTH CAROLINA FUND- $6,270; OHIO FUND- $19,073; OREGON FUND $13,705; PENNSYLVANIA FUND- $27,605; and VIRGINIA FUND- $22,793.

         5% SHAREHOLDERS. As of March 31, 1997, the following beneficially owned more than 5% of the outstanding Class A shares of each of the Funds listed below:

Fund                     % of Shares            Shareholder
----                     -----------            -----------

NEW YORK INSURED            11.2%               Smith Barney Inc.
                                                388 Greenwich Street
                                                New York, NY 10013

CALIFORNIA FUND             11.2%               Smith Barney, Inc.
                                                388 Greenwich Street
                                                New York, NY 10013

COLORADO FUND               5.2%                Holly K. Strong
                                                9625 West 18th Drive
                                                Lakewood, CO  80215

GEORGIA FUND                8.7%                Barbara D. Nalley
                                                1984 Old Alpharetta Road
                                                Cumming, GA  30131

MARYLAND FUND               6.5%                Dallas E. Polek
                                                539 Wyngate Road "Timonium"
                                                Timonium, MD  21093

Fund                     % of Shares            Shareholder
----                     -----------            -----------

MISSOURI FUND               16.4%               Virginia Allen Hess
                                                4545 Wornall Road
                                                Kansas City, MO  64111-3215

                            5.6%                Maryle Seipel
                                                207 Clayton Avenue
                                                Maryville, MO  64468-2039

NORTH CAROLINA              11.8%               J.C. Bradford & Co.
                                                330 Commerce Street
                                                Nashville, TN 37201-1899

         As of March 31, 1997 the following beneficially owned more than 5% of the outstanding Class B shares of each of the Funds listed below:


Fund                      % of Shares            Shareholder

NEW YORK INSURED             7.5%                Rosalie Lamet
                                                 845 West End Avenue
                                                 New York, NY  10025-4918

Fund                      % of Shares            Shareholder

                             7.5%                Issac Lamet
                                                 845 West End Avenue
                                                 New York, NY  10025-4918

                             6.6%                Harry Torczyner
                                                 146 West 57th Street
                                                 Suite 43A
                                                 New York, NY  10019-3323

                             5.4%                Marjorie A. Engelhart
                                                 14 Revere Ct., #2308
                                                 Suffern, NY  10901-7444

                             5.1%                John R. Beatty
                                                 349 First Avenue
                                                 Massapequa Park, NY 11762

                             6.8%                Louis J. Ciocca
                                                 2723 Barnes Avenue
                                                 Bronx, NY 10467

ARIZONA FUND                 8.2%                Lillian Smith Apple
                                                 1030 Scott Drive
                                                 Apt. 206
                                                 Prescott, AZ 86301

Fund                     % of Shares            Shareholder
----                     -----------            -----------

                         15.7%                Murilyn H. Racine
                                              15606 S. Gilbert, #99
                                              Chandler, AZ  85225

                          9.7%                Ralph Roethler
                                              1813 Camino Pradera
                                              Yuma, AZ  85364

                          9.7%                Catherine T. McAllister
                                              2231 Elks Ln., #83
                                              Yuma, AZ  85364

                          7.9%                Judith B. Haas
                                              P.O. Box 896
                                              Payson, AZ  85547-0896

                          7.6%                Delmar O. Randall
                                              8043 N. Firethorn
                                              Tucson, AZ  85741

                         23.1%                Gladys A. Moum
                                              10330 W. Thunderbird Blvd.
                                              Apt. #C104
                                              Sun City, AZ 85351

                          7.9%                Gloria H. Garcia
                                              942 W Calle Castile
                                              Tucson, AZ 85706

CALIFORNIA FUND           5.2%                Suelynn Lucas
                                              300 Clydesdale Dr.
                                              Vallejo, CA  94591

                          9.2%                Kathryn Lois Lindquist
                                              1483 Del Rio Circle Unit A
                                              Concord, CA 94518

                         14.0%                Bock Chew Chan/Mary Chan
                                              2247 34th Street
                                              San Francisco, CA 94116-1610

                          9.3%                Jesse Alexander
                                              1651 Green Acres Lane
                                              Brentwood, CA 94513-9750

                         18.4%                  George L. Coale
                                                4428 Radcliff Ln.
                                                Santa Maria, CA 93455

Fund                     % of Shares            Shareholder
----                     -----------            -----------

                           10.3%                Ethel M. June
                                                6060 Macleay Road SE
                                                Salem, OR 97301

COLORADO FUND               7.0%                Elinor A. Travis
                                                1040 Joilet Street
                                                Aurora, CO 80010

                           12.0%                Louis P. Barrientos
                                                2866 Caulkins Pl.
                                                Broomfield, CO 80020

                           22.5%                Blanche Rudd
                                                3131 E Alameda Ave. #602
                                                Denver, CO 80209

CONNECTICUT FUND           11.9%                Lucille P. Gee
                                                115 Vernon St.
                                                Manchester, CT  06040

                            7.0%                Evelyn Comeau Lucashu
                                                990 North St.
                                                Greenwich, CT  06831-2845

                            6.5%                Gustave W. Peschell
                                                85 Fairchild Road
                                                Stratford, CT  06497

                            7.5%                James A. Blake
                                                101 Obtuse Hill Road
                                                Rte. 133
                                                Brookfield, CT 06804

FLORIDA FUND                9.2%                Lamaris S. Hill
                                                8037 Gibson Terrace
                                                Leesburg, FL  34748

                            6.7%                Margie B. McAfee
                                                150 Islander Ct., #149L
                                                Longwood, FL  32750-4927

                            5.7%                Edward W. Selby
                                                3610 Lazy Lake Drive N.
                                                Lakeland, FL  33801-6410

                            8.8%                Constance H. Brown
                                                4527 Sanderling Circle West
                                                Boynton Beach, FL  33436

Fund                     % of Shares            Shareholder
----                     -----------            -----------


GEORGIA FUND               16.3%                Geraldyne P. Miller
                                                3357 Collier Court N.W.
                                                Atlanta, GA  30331

                           13.7%                Emma G. Burroughs
                                                3631 Nassau Drive
                                                Augusta, GA  30909

                            5.6%                Elisha A. Shephard
                                                225 Little Vine Road
                                                Bremen, GA  30110

                           15.5%                Betty S. Cabaniss
                                                1001 Clifton Road N.E.
                                                Atlanta, GA  30307-1227

                           11.8%                Allen Vegotsky
                                                2215 Greencrest Drive
                                                Atlanta, GA  30345

                            5.1%                Audrey H. Long
                                                1430 Pineview Circle
                                                Douglasville, GA 30331

                           12.7%                Ruby S. Wright
                                                4737 Canton Road
                                                Marietta, GA 30066

MARYLAND FUND              11.6%                David B. Lloyd
                                                4651A Ocean Pines
                                                Berlin, MD  21811

                           18.6%                John J. Bannon
                                                17833 Cliffbourne Lane
                                                Derwood, MD 20855

                           21.5%                Sylvia Gordon
                                                8100 Connecticut Avenue
                                                Chevy Chase, MD 20815

                            5.1%                Emma L. Cunningham
                                                5602 San Juan Drive
                                                Clinton, MD 20735

                           12.2%                H. Douglas New
                                                6600 GI GI Drive
                                                Woodbine, MD 21797

Fund                     % of Shares            Shareholder
----                     -----------            -----------


MASSACHUSETTS FUND         13.8%                Aurora Graca
                                                141 Queen Drive
                                                West Wareham, MA 02576

                           10.3%                John Bannish
                                                431 Hillside Road
                                                Southwick, MA 01077

                            6.9%                Barbara S. Shapiro
                                                11 Jean Road
                                                Lexington, MA 02173-6829

MICHIGAN FUND              10.5%                Thomas W. Stone
                                                2808 N. Chipman St.
                                                Owosso, MI  48867

                            6.2%                Blanche Paula Ebenhoeh
                                                111 Windwood Pointe
                                                St. Clair Shores, MI 48080-1581

                            9.5%                George Shamie
                                                21719 Harper Avenue
                                                St. Clair Shores, MI  48080

NEW JERSEY FUND            11.9%                Merrill William Yeager
                                                1411 Thomas Street
                                                Point Pleasant, NJ  08742-3959

                           17.7%                David Weber
                                                42 Pleasant Avenue
                                                Passaic, NJ  07055-2449

                           17.7%                Helen Bodnar
                                                17 B Aldrich Drive
                                                Edison, NJ  08837-3305

NORTH CAROLINA FUND         6.7%                Bernestine W. Sanders
                                                820 S. State Street
                                                Raleigh, NC  27601-2050

                           20.9%                Frances Freeman Bracy
                                                P.O. Box 292
                                                106 Edgewood Drive
                                                Ahoskie, NC 27910

                           19.0%                Francis J. Sincox
                                                4500 Binwhe Lane
                                                Gastonia, NC 28052

Fund                     % of Shares            Shareholder
----                     -----------            -----------

                           17.9%                Cowen & Company
                                                Financial Square
                                                New York, NY 10005-3597

OHIO FUND                  15.3%                Leroy W. Gagle
                                                353 Southwood Dr.
                                                Perrysburg, OH  43551

                            9.4%                James R. Hunkler
                                                887 West 8th Avenue
                                                Columbus, OH  43212

OREGON FUND                17.2%                John E. Laney
                                                14315 S.W. Stallion Dr.
                                                Beaverton, OR  97008

                           12.1%                James M. Hogan
                                                Rt. 1 Box 917A
                                                Astoria, OR  97103

                            9.4% Ned E. Wagner/Shirley J. Wagner 13825 S.W. 22nd Street
                                                Beaverton, OR  97008

                            8.2%                Conrad Krening
                                                6954 S.E. Ranada Street
                                                Milwaukie, OR  97267

                            6.1%                Donald L. Phillips Sr.
                                                18729 S. Lyons
                                                Oregon City, OR  97045-9623

                            5.1%                Nancy L. Ware
                                                1691 S.W. 16th Street
                                                West Linn, OR  97068

                            7.9%                Craig J. Reiley
                                                5538 Kayak Way NE
                                                Keizer, OR 97303

PENNSYLVANIA FUND           6.9%                James J. Rahner
                                                424 Darby Road
                                                Havertown, PA  19082

                            7.0%                Lynette M. Joyce
                                                226 Mohawk Dr.
                                                Erie, PA  16505-2414

Fund                     % of Shares            Shareholder
----                     -----------            -----------


                            6.5%                Gertrude M. Schmitt
                                                23 Monastery Street
                                                Pittsburgh, PA 15203

                           10.6%                Harrison W. Snyder
                                                RD 4 Box 313
                                                Hungtingdon, PA 16652

                           10.7%                Alfred Buck
                                                3029 Winchester Avenue
                                                Philadelphia, PA 19136-1805

                            8.6%                Elizabeth J. Debence
                                                RD #1 Box 153
                                                Polk, PA 16342-9302

VIRGINIA FUND              12.0%                Sutton Manufacturing Corp.
                                                7601 Gleneagles Road
                                                Norfolk, VA  23505

                           15.4%                Una H. Harris
                                                P.O. Box 28
                                                Boydton, VA  23917-0028


                            5.9%                Walter Lilkendey
                                                1304 Cumberland Dr.
                                                Harrisonburg, VA  22801

                            5.5%                William C. Voorhees
                                                7262 Fairview Drive
                                                Mechanicsville, VA 23111

                            5.0%                Saundra G. Taylor
                                                Rt. 1 Box 450 A
                                                Aylett, VA 23009


         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, each Tax Free Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Tax Free Funds. Among other things, such persons, except the Directors or Trustees: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must have duplicate statements and transactions confirmations reviewed by a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

         SHAREHOLDER LIABILITY. Multi-State Insured is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Multi-State Insured. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of Multi-State Insured and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Multi-State Insured or its Trustees.

The Declaration of Trust provides for indemnification out of the property of Multi-State Insured of any shareholder held personally liable for the obligations of Multi-State Insured. The Declaration of Trust also provides that Multi-State Insured shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Multi-State Insured and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Multi-State Insured itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Multi-State Insured may have an obligation to indemnify its Trustees and officers with respect to litigation.


                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca  Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS


STANDARD & POOR'S RATINGS GROUP

         S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

         MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


                                   APPENDIX C
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS


STANDARD & POOR'S RATINGS GROUP

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. MOODY'S INVESTORS SERVICE, INC.

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         -        Conservative   capitalization   structure   with  moderate
                  reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX D

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

     [The following table is represented as graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a diference of $331,215.

               25 years old ..............   533,443
               35 years old ..............   202,228
               45 years old ..............    62,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

     [The following table is represented as chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1995.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                     1966 .......................  96.61836
                     1967 .......................  93.80423
                     1968 .......................  89.59334
                     1969 .......................  84.36285
                     1970 .......................  79.88906
                     1971 .......................  77.33694
                     1972 .......................  74.79395
                     1973 .......................  68.80768
                     1974 .......................  61.27131
                     1975 .......................  57.31647
                     1976 .......................  54.63915
                     1977 .......................  51.20820
                     1978 .......................  46.98000
                     1979 .......................  41.46514
                     1980 .......................  36.85790
                     1981 .......................  33.84564
                     1982 .......................  32.60659
                     1983 .......................  31.41290
                     1984 .......................  30.23378
                     1985 .......................  29.12696
                     1986 .......................  28.81005
                     1987 .......................  27.59583
                     1988 .......................  26.43279
                     1989 .......................  25.27035
                     1990 .......................  23.81748
                     1991 .......................  23.10134
                     1992 .......................  22.45028
                     1993 .......................  21.86006
                     1994 .......................  21.28536
                     1995 .......................  20.76620


                       1995........................  1.00
                       1996........................  1.03
                       1997........................  1.06
                       1998 .......................  1.09
                       1999 .......................  1.13
                       2000 .......................  1.16
                       2001 .......................  1.19
                       2002 .......................  1.23
                       2003 .......................  1.27
                       2004 .......................  1.30
                       2005 .......................  1.34
                       2006 .......................  1.38
                       2007 .......................  1.43
                       2008 .......................  1.47
                       2009 .......................  1.51
                       2010 .......................  1.56
                       2011 .......................  1.60
                       2012 .......................  1.65
                       2013 .......................  1.70
                       2014 .......................  1.75
                       2015 .......................  1.81
                       2016 .......................  1.86
                       2017 .......................  1.92
                       2018 .......................  1.97
                       2019 .......................  2.03
                       2020 .......................  2.09
                       2021 .......................  2.16
                       2022 .......................  2.22
                       2023 .......................  2.29
                       2024 .......................  2.36
                       2025 .......................  2.43

Inflation erodes your buying power. $100 in 1966, could purchase the same amount of goods and service as $21 in 1995.* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2025.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                              1926 through 1995(1)

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
                              Periods           Periods           Periods
                              -------           -------           -------
 1-Year Periods                  70                50                71%
 5-Year Periods                  66                59                89%
10-Year Periods                  61                59                97%
15-Year Periods                  56                56               100%
20-Year Periods                  51                51               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. (2)

                  Compound Annual Return from 1981 -- 1995(1)

                    Inflation .....................   3.93
                    U.S. Treasury Bills ...........   7.11
                    Large Company Stocks ..........  14.80


The following chart illustrates for the period shown that long-term corpoate bonds have outpaced U.S. Treasury Bills and inflation.

                  Compound Annual Return from 1981 -- 1995(1)

                    Inflation .....................   3.93
                    U.S. Treasury Bills ...........   7.11
                    Long-Term Corp. bonds .........  13.46


(1) Sources: Stocks, Bonds, Bill and Inflation 1996 Yearbook, Ibbotson Associates, Chicago.

(2) Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, reeturns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.


The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                        Your Federal TAx Bracket
                              ---------------------------------------------

                                 28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              Financial Statements
                             as of December 31, 1996


First Investors New York Insured Tax Free Fund, Inc. (2-86489) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1996 electronically filed with the Commission on March 5, 1997 (Accession Number:
0000928816-97-0000.


First Investors Multi-State Insured Tax Free Fund (33-4077) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1996 electronically filed with the Commission on March 5 ,1997 (Accession Number:
0000928816-97-000067.

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

    (a)  Financial Statements:

             Financial Statements are set forth in Part B, Statement of Additional Information.

    (b)      Exhibits:

             (1)a./2/   Articles of Restatement

                b./2/   Articles Supplementary

             (2)/2/     Amended and Restated By-laws

             (3)        Not Applicable

             (4) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as Exhibit 99.B1.2 to Registrant's Registration Statement and (c) Article II of Registrant's Amended and Restated By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

             (5)/2/ Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.

             (6)/2/ Underwriting Agreement between Registrant and First Investors Corporation

             (7)        Not Applicable

             (8)a./2/ Custodian Agreement between Registrant and Irving Trust Company

                b./2/   Supplement to Custodian Agreement

             (9)/2/ Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.

            (10)/1/     Opinion of Counsel

            (11)a.      Consent of independent accountants

                b./2/   Power of Attorney

                c.      Consent of New York tax counsel

            (12)        Not Applicable

            (13)/3/     Undertaking of the Co-Underwriters

            (14)        Not Applicable

            (15)a./2/   Amended and Restated Class A Distribution Plan

                b./2/   Class B Distribution Plan

            (16)        Performance Calculations

            (17) Financial Data Schedule (filed as Exhibit 27 for electronic filing purposes)

            (18)/2/     18f-3 Plan

----------
/1/ Incorporated by reference from Registrant's Rule 24f-2 Notice for its fiscal year ending December 31, 1996 filed on February 27, 1997.
/2/ Incorporated by reference from Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 2-86489) filed on April 25, 1996.
/3/    Previously filed with the Commission.

Item 25.     Persons Controlled by or under common control with Registrant

       There are no persons controlled by or under common control with the Registrant.


Item 26.  Number of Holders of Securities


                                                          Number of
                                                     Record Holders as of
             Title of Class                            February 3, 1997
             --------------                          --------------------
             Class A shares                                 7,327
             Class B shares                                    91


Item 27.  Indemnification

       The Articles and By-laws of the Registrant do not contain any provisions or reference to indemnification.

       The Registrant's Investment Advisory Agreement provides as follows:

       The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

       The Registrant's Underwriting Agreement provides as follows:

       The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

       Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

       The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.


Item 28.  Business and Other Connections of Investment Adviser

       First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:

                  First Investors Cash Management Fund, Inc.
                  First Investors Series Fund
                  First Investors Fund For Income, Inc.
                  First Investors Government Fund, Inc.
                  First Investors High Yield Fund, Inc.
                  First Investors Global Fund, Inc.
                  First Investors Life Series Fund
                  First Investors Multi-State Insured Tax Free Fund First Investors Special Bond Fund, Inc.
                  First Investors Insured Tax Exempt Fund, Inc.
                  First Investors Tax-Exempt Money Market Fund, Inc. First Investors U.S. Government Plus Fund
                  First Investors Series Fund II, Inc.

       Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers."


Item 29.  Principal Underwriters

       (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

             First Investors Cash Management Fund, Inc.
             First Investors Series Fund
             First Investors Fund For Income, Inc.
             First Investors Government Fund, Inc.
             First Investors High Yield Fund, Inc.
             First Investors Global Fund, Inc.
             First Investors Multi-State Insured Tax Free Fund
             First Investors Insured Tax Exempt Fund, Inc.
             First Investors Tax-Exempt Money Market Fund, Inc.
             First Investors U.S. Government Plus Fund
             First Investors Series Fund II, Inc.

       (b)  The  following  persons  are  the  officers  and  directors  of  the
Underwriter:

                            Position and                 Position and
Name and Principal          Office with First            Office with
Business Address            Investors Corporation        Registrant
------------------          ---------------------        ------------

Glenn O. Head               Chairman                     President
95 Wall Street              and Director                 and Director
New York, NY 10005

Marvin M. Hecker            President                    None
95 Wall Street
New York, NY  10005

John T. Sullivan            Director                     Chairman of the
95 Wall Street                                           Board of Directors
New York, NY 10005

Roger L. Grayson            Director                     Director
95 Wall Street
New York, NY  10005

Joseph I. Benedek           Treasurer                    Treasurer
581 Main Street
Woodbridge, NJ 07095

Robert Murphy               Comptroller                  None
581 Main Street
Woodbridge, NJ  07095

Lawrence A. Fauci           Senior Vice President        None
95 Wall Street              and Director
New York, NY 10005

Kathryn S. Head             Vice President,              Director
581 Main Street             Chief Financial
Woodbridge, NJ 07095        Officer and Director

Louis Rinaldi               Senior Vice                  None
581 Main Street             President
Woodbridge, NJ 07095

Frederick Miller            Vice President               None
581 Main Street
Woodbridge, NJ 07095

Howard M. Factor            Vice President               None
95 Wall Street
New York, NY  10005

Larry R. Lavoie             Secretary and                None
95 Wall Street              General Counsel
New York, NY  10005

Matthew Smith               Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons           Director                     None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                 Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan              Director                     None
232 Adair Street
Decatur, GA 30030

             (c) Not applicable

Item 30.  Location of Accounts and Records

       Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 31.     Management Services

             Inapplicable

Item 32.     Undertakings

       The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 16th day of April, 1997.


                                                 FIRST INVESTORS NEW YORK
                                                 INSURED TAX FREE FUND, INC.
                                                 (Registrant)


                                                 By:  /s/ Glenn O. Head
                                                      ----------------
                                                      Glenn O. Head
                                                      President and Director

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/Glenn O. Head                  Principal Executive            April 16, 1997
-------------------------         Officer and Director
Glenn O. Head

/s/Joseph I. Benedek              Principal Financial            April 16, 1997
-------------------------         and Accounting Officer
Joseph I. Benedek

         *                        Director                       April 16, 1997
-------------------------
Kathryn S. Head

         *                        Director                       April 16, 1997
-------------------------
Roger L. Grayson

         *                        Director                       April 16, 1997
-------------------------
Herbert Rubinstein

         *                        Director                       April 16, 1997
-------------------------
Nancy Schaenen

         *                        Director                       April 16, 1997
-------------------------
James M. Srygley

         *                        Director                       April 16, 1997
-------------------------
John T. Sullivan

         *                        Director                       April 16, 1997
-------------------------
Rex R. Reed

         *                        Director                       April 16, 1997
-------------------------
Robert F. Wentworth


*By:     /s/Larry R. Lavoie
         ------------------
         Larry R. Lavoie
         Attorney-in-fact

                                INDEX TO EXHIBITS



Exhibit
Number                        Description
-------                       -----------

99.B11.1                      Consent of Accountants
99.B11.2                      Power of Attorney
99.B11.3                      Consent of Tax Counsel
99.B16                        Performance Calculations
27.001                        FDS-Class A Shares
27.002                        FDS-Class B Shares